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                                                               EXHIBIT 10.40

                                                                  EXECUTION COPY

                     100% QUOTA SHARE RETROCESSION AGREEMENT
                                  (TRADITIONAL)

                                 BY AND BETWEEN

                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                                  (RETROCEDANT)

                                       and

                     PLATINUM UNDERWRITERS REINSURANCE, INC.

                               (RETROCESSIONAIRE)

                          DATED AS OF NOVEMBER 1, 2002

      This QUOTA SHARE RETROCESSION Agreement (this "Agreement"), effective as of 12:01 a.m. New York time on the day following the Closing (such term and all other capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Formation and Separation Agreement, as defined below; such time the "Effective Time" and such date the "Effective Date"), is made by and between St. Paul Fire and Marine Insurance Company, a Minnesota domiciled insurance company ("Retrocedant"), and Platinum Underwriters Reinsurance, Inc. (formerly known as USF&G Family Insurance Company), a Maryland domiciled stock insurance company ("Retrocessionaire").

      WHEREAS, pursuant to a Formation and Separation Agreement dated as of October 28, 2002 (the "Formation and Separation Agreement") between Platinum Underwriters Holdings, Ltd. ("Platinum Holdings"), the ultimate parent of Retrocessionaire, and The St. Paul Companies, Inc. ("The St. Paul"), the ultimate parent of Retrocedant, Platinum Holdings acquired one hundred percent (100%) of the issued and outstanding Shares; and

      WHEREAS, pursuant to the Formation and Separation Agreement, The St. Paul agreed to cause its insurance subsidiaries to cede specified liabilities under certain reinsurance contracts of The St. Paul's insurance subsidiaries, and Platinum Holdings agreed to cause its insurance subsidiaries to reinsure such liabilities; and

      WHEREAS, Retrocedant has agreed to retrocede to Retrocessionaire, and Retrocessionaire has agreed to assume by indemnity reinsurance, as of the Effective

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Time, a one hundred percent (100%) quota share of the liabilities arising pursuant to the Reinsurance Contracts (as defined hereunder), subject to the terms set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and promises and upon the terms and conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                          BUSINESS COVERED; EXCLUSIONS

      Retrocedant hereby obligates itself to retrocede to Retrocessionaire and Retrocessionaire hereby obligates itself to accept, pursuant to the terms of this Agreement, a one hundred percent (100%) quota share of any and all liabilities incurred by Retrocedant on or after January 1, 2002 but not yet paid as of the Effective Time, net of Inuring Retrocessions (as defined in Section
7.01 herein), under all reinsurance and retrocession contracts (each, a "Reinsurance Contract") that

      (i) are underwritten by St. Paul Re on behalf of Retrocedant, incept on or after January 1, 2002 and belong to the classes specified in Exhibit A-1 hereto (solely for the convenience of the parties, Exhibit A-2 hereto sets forth a list of such reinsurance contracts and Exhibit A-3 sets forth Loss Reserves (as defined in Exhibit C hereto), over all such Reinsurance Contracts, by Class of Business (as defined below), each as of June 30, 2002), or

      (ii)  are new or renewal contracts entered into by Retrocedant pursuant to
            Article III, paragraph (a) of the Underwriting Management Agreement between Retrocedant and Retrocessionaire of even date herewith,

      but in each case excluding reinsurance contracts belonging to the classes specified in Exhibit B-1 hereto (the "Excluded Contracts"), (solely as a reference for the convenience of the parties, Exhibit B-2 hereto sets forth a list of such reinsurance contracts) it being understood that any reinsurance contract not meeting the criteria set forth in Exhibit A-1 shall be deemed to be an Excluded Contract for purposes of this Agreement unless otherwise agreed to by the parties.

Notwithstanding the foregoing, Retrocedant shall retain all liabilities for ceding commissions and brokerage fees up to the carrying value of the related reserves on the books of the Retrocedant as of September 30, 2002 (the "Initial Ceding Commission Reserves"), and as finally determined pursuant to the provisions of Article IV herein. All liabilities for ceding commissions and brokerage fees in excess of such carrying value shall be assumed by Retrocessionaire, as provided for above.

      Notwithstanding the foregoing, Retrocedant will retain all liabilities arising under any Reinsurance Contract relating to or emanating from each of the following:

      (i) the losses caused by the European floods in August 2002 the ("Flood Liabilities"); and


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      (ii)  the 2002 underwriting year with respect to the Reinsurance Contracts included in Classes L27 and L34 as set forth on Exhibit A-1 hereto (the "2002 UK Bank Book"), including, without limitation, the Loss Reserves, unearned premium reserves, and other associated reserves relating to such 2002 underwriting year for the 2002 UK Bank Book (the "2002 UK Bank Book Liabilities").

      With respect to any named storm(s) (which are Tropical Prediction Center designated named storms) in existence as of the Effective Time which cause insured damage within 10 days of the Effective Date, except as provided for herein, Retrocedant shall retrocede one hundred percent (100%) quota share of losses arising from all such storms, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G (but excluding the inuring benefit of the Holborn aggregate cover referenced as Item 13 in Exhibit
D) to Retrocessionaire and Retrocessionaire shall accept one hundred percent (100%) quota share of such losses. However, Retrocedant shall retain $25,000,000 of losses, in the aggregate, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G, in excess of the first $25,000,000, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G, that Retrocessionaire assumes. Retrocedant shall use commercially reasonable efforts to arrange, on behalf of Retrocessionaire, third party retrocessional coverage for losses arising from such named storms in excess of $50,000,000 in the aggregate, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G. The cost of such coverage shall not exceed $5 million with such cost shared equally by Retrocedant and Retrocessionaire. The amount of such coverage shall be $100,000,000 or such lesser amount as may be available on the specified terms. It is understood that the calculation of any losses or retentions by the Retrocedant or the Retrocessionaire, as the case may be, pursuant to this subparagraph shall include all losses or retentions, respectively, with respect to all subsidiaries of The St. Paul or Platinum Holdings, as the case may be, under any Quota Share Retrocession Agreement, as defined in the Formation and Separation Agreement, between any subsidiary of The St. Paul, as cedant, and a subsidiary of Platinum Holdings as retrocessionaire.

      The Flood Liabilities, the 2002 UK Bank Book Liabilities and the liabilities in respect of the named storms, as described above retained by Retrocedant as specified above (collectively, the "Excluded Losses") shall not be subject to this Agreement.

      No retrocession shall attach with respect to any contracts of reinsurance of any kind or type whatsoever issued and/or assumed by Retrocedant, other than the Reinsurance Contracts.

                                   ARTICLE II

                                      TERM

      This Agreement shall be continuous as to the Reinsurance Contracts. Except as mutually agreed in writing by the Retrocedant and the Retrocessionaire, this Agreement


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shall remain continuously in force until all Reinsurance Contracts are terminated, expired, cancelled or commuted.

                                  ARTICLE III

                                    COVERAGE

      SECTION 3.01 Section A (Retrospective) Coverage Period. The Section A (Retrospective) Coverage Period will be the period from and including January 1, 2002 to but not including the Effective Time.

      SECTION 3.02 Section B (Prospective) Coverage Period. The Section B (Prospective) Coverage Period will be the period from and including the Effective Time through the commutation, expiration or final settlement of all liabilities under any of the Reinsurance Contracts.

                                   ARTICLE IV

                      PREMIUMS AND ADDITIONAL CONSIDERATION

      SECTION 4.01 Section A (Retrospective) Coverage Period-- Premium.

      (a) On the Effective Date, in respect of the Section A (Retrospective) Coverage Period, Retrocedant shall pay to the account of Retrocessionaire an aggregate amount representing the sum of all amounts related and specifically allocated to each individual Class of Business (the "Initial Section A Premium") equal to one hundred percent (100%) of the carrying value on the books of the Retrocedant as of September 30, 2002, of the aggregate of all Loss Reserves relating to the Reinsurance Contracts, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of December 31, 2001 as filed with the Minnesota Department of Commerce (consistent with the methods, principles, practices and policies applied at June 30, 2002) and as submitted to The St. Paul, provided, that in no event shall such amount be less than Retrocedant's good faith estimate, based upon due investigation by the Retrocedant, as of the date at which such calculation is being made, of all Loss Reserves relating to the Reinsurance Contracts by applicable Class of Business that would be required (i) in order for such reserves to be in full compliance with customary practices and procedures of Retrocedant for filings and financial statements as of September 30, 2002, and (ii) to cause such reserves to bear a reasonable relationship to the events, conditions, contingencies and risks which are the bases for such reserves, to the extent known by Retrocedant at the time of such calculation.

      (b) On the 90th day following the Effective Date (or if such 90th day is not a Business Day, the first Business Day following such 90th day), Retrocedant shall prepare and deliver to Retrocessionaire an accounting (the "Proposed Loss Reserve Accounting") of all Loss Reserves relating to the Reinsurance Contracts, as of the Effective Date,


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determined in accordance with this Section 4.01 and the Methodology for
Calculation of the Final Section A Premium, as set forth on Exhibit C hereto (the "Final Section A Premium") and the reserves for ceding commissions and brokerage fees relating to the Reinsurance Contracts on the books of the Retrocedant as of the Effective Date (the "Final Ceding Commission Reserves"), and taking into consideration all relevant data becoming available to Retrocedant subsequent to the Effective Date. In the event the Final Section A Premium for any individual Class of Business is greater than the Initial Section A Premium for such individual Class of Business or the Final Ceding Commission Reserves are less than the Initial Ceding Commission Reserves, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate (as defined below) from and including the Effective Date to and including the date of such payment. In the event the Final Section A Premium for any individual Class of Business is less than the Initial Section A Premium for such individual Class of Business or the Final Ceding Commission Reserves are greater than the Initial Ceding Commission Reserves, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate (as defined below) from and including the Effective Date to and including the date of such payment. "Class of Business" shall be defined as each individual class or line of business as delineated by the Retrocedant as of the date hereof as set forth on Exhibit A-1.

      (c) In the event that a reinsurance contract is not included in one of the classes set forth in Exhibit A-1, but is deemed to be a Reinsurance Contract by the mutual agreement of the parties, the parties shall determine whether the Final Section A Premium reflected one hundred percent of the associated reserves with respect to such Reinsurance Contract as of the Effective Date. If the Final Section A Premium did not so reflect such associated reserves with respect to such Reinsurance Contract as of the Effective Date, Retrocedant shall promptly pay to the account of Retrocessionaire an amount equal to the amount that should have been included in the Final Section A Premium, as determined pursuant to paragraph (b) of this Section 4.01, less any amounts paid by Retrocedant on or after the Effective Date pursuant to such Reinsurance Contract relating to such reserves, plus interest on such amount at the Applicable Rate calculated from and including the Effective Date to and including the date of such payment to Retrocessionaire.

      (d) Notwithstanding the foregoing, the parties agree that all gross estimated premiums written prior to the Effective Date and earned but not yet billed, net of applicable ceding commission and retrocession premium (net of retrocession commissions) ("EBUB", and also referred to as "estimated premiums receivable" or "EBNR" or "earned but unbilled") as of the Effective Time and relating to the Reinsurance Contracts, as determined on or before September 30, 2002, as set forth in Exhibit C, in a manner consistent with Retrocedant's customary practices and procedures and as submitted to The St. Paul, shall be allocated to Retrocedant. All payments received after the Effective Time by Retrocedant or Retrocessionaire in respect of EBUB as of the Effective Time shall be retained by Retrocedant or held on trust for and paid by Retrocessionaire to or to the order of Retrocedant, and all rights to collect such amounts shall be retained by or transferred to Retrocedant. Any changes made on or after the


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Effective Time as to the estimated amount of EBUB as of the Effective Time shall be for the account of Retrocessionaire and shall not affect the amount retained by Retrocedant. The parties agree that as of the first anniversary of the date hereof, Retrocessionaire shall pay to Retrocedant the difference, if any, between the amount of EBUB as of the Effective Time and the aggregate amount subsequently billed and paid to and/or retained by Retrocedant prior to that date with respect to EBUB as of the Effective Time, it being understood that Retrocedant shall bear all risk of non-payment and non-collectibility with respect to premiums written and unearned as of the Effective Date and subsequently billed. All amounts, if any, in respect of EBUB which are in excess of EBUB as of the Effective Time, calculated pursuant to the first sentence of this Section 4.01(d), shall be for the account of Retrocessionaire and no such amounts shall be retained by or payable to Retrocedant.

      SECTION 4.02 Section B (Prospective) Coverage Period -- Premiums.

      (a) On the Effective Date, in respect of the Section B (Prospective) Coverage Period, Retrocedant shall transfer to Retrocessionaire an aggregate amount representing the sum of all amounts related and specifically allocated to each individual Class of Business (the "Initial Section B Premium") equal to the carrying value on the books of Retrocedant as of September 30, 2002, of one hundred percent (100%) of the unearned premium reserves, net of unearned ceding commissions and net of Inuring Retrocession premiums as provided for in Section
7.04 and as allocated pursuant to Exhibit F, in each case relating to the Reinsurance Contracts, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of December 31, 2001 as filed with the Minnesota Department of Commerce (consistent with the methods, principles, practices and policies applied at June 30, 2002) and as submitted to The St. Paul.

      (b) On the 90th day following the Effective Date (or if such 90th day is not a Business Day, the first Business Day following such 90th day), Retrocedant shall prepare and deliver to Retrocessionaire an accounting (the "Proposed Premium Reserve Accounting", together with the Proposed Loss Reserve Accounting, the "Proposed Accounting") of all unearned premium reserves relating to the Reinsurance Contracts, as of the Effective Date, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of December 31, 2001 as filed with the Minnesota Department of Commerce (consistent with the methods, principles, practices and policies applied at June 30, 2002) and as submitted to The St. Paul, relating to the Reinsurance Contracts, net of the unearned ceding commission and net of Inuring Retrocession premiums as provided for in Section 7.04 and as allocated pursuant to Exhibit F (the "Final Section B Premium"). In the event the Final Section B Premium for any individual Class of Business is greater than the Initial Section B Premium for such individual Class of Business, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment. In the event the Initial


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Section B Premium for any individual Class of Business is greater than the Final
Section B Premium for such individual Class of Business, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment.

      (c) Retrocedant shall transfer to Retrocessionaire with respect to all Reinsurance Contracts, one hundred percent (100%) of all gross premiums written on or after the Effective Time, net of premium returns, allowances and cancellations and less any applicable Retrocedant Ceding Commission and Inuring Retrocession premiums as provided for in Section 7.04 and as allocated pursuant to Exhibit F.

      (d) Retrocedant shall retain all gross premiums attributable to losses arising from the Excluded Losses, including but not limited to adjusted premiums, portions of reinstatement premiums and other adjustments attributable to such losses.

      SECTION 4.03 Dispute Resolution.

      (a) After receipt of the Proposed Accounting, together with the work papers used in preparation thereof, Retrocessionaire shall have 30 days (the "Review Period") to review such Proposed Accounting. Unless Retrocessionaire delivers written notice to Retrocedant on or prior to the 30th day of the Review Period stating that it has material objections to the Proposed Accounting for one or more Classes of Business or the Final Ceding Commission Reserves, Retrocessionaire shall be deemed to have accepted and agreed to the Proposed Accounting. If Retrocessionaire so notifies Retrocedant of any material objection(s) to the Proposed Accounting, the parties shall in good faith attempt to resolve, within 30 days (or such longer period as the parties may agree) following such notice (the "Resolution Period"), their differences with respect to such material objections related to any Class of Business so identified. Retrocedant and Retrocessionaire agree that only those Classes of Business (or the Final Ceding Commission Reserves, if applicable) to which such notification relates shall be subject to adjustment, and any resolution by them as to any disputed amounts, as evidenced by a writing signed by both parties, shall be final, binding and conclusive.

      In the event that Retrocessionaire believes that Loss Reserves for a Class of Business need to be increased beyond the amount implied by the algorithm set forth in Exhibit C, or the Final Ceding Commission Reserves need to be reduced, Retrocessionaire and Retrocedant will endeavor to agree on an appropriate adjustment. If the two parties cannot agree on an adjustment, Retrocedant may elect to (i) retain the liabilities and the associated Loss Reserves for the subject Class of Business and all unearned premium and Retrocessionaire shall transfer to Retrocedant all Initial Section A Premium and Initial Section B Premium paid by Retrocedant for the subject Class of Business, plus interest on the average daily amount at the Applicable Rate from the Effective Date to the date of such transfer, or (ii) extend the time period for adjusting the reserve to as much as 36 months or (iii) choose to arbitrate according to Section 4.03(b), it being understood that arbitration according to Section 4.03(b) shall be the sole remedy


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for disputes regarding the Final Ceding Commission Reserves. In the event that
Retrocedant chooses to extend the time period for adjusting the reserves for a Class of Business, Retrocedant retains the exposure to adverse loss development and Retrocessionaire will suffer no exposure to paid losses in excess of the Initial Section A Premium and Initial Section B Premium paid by Retrocedant. At the end of the extended period, any continued disagreement between Retrocedant and Retrocessionaire would be submitted to arbitration as set forth in Section 4.03(b) hereto.

      (b) Any amount remaining in dispute at the conclusion of the Resolution Period for which Retrocedant has not elected the remedies set forth in Section 4.03(a)(i) and (ii) above or as to which any extension period has elapsed without agreement between the parties ("Unresolved Changes") shall be submitted to arbitration. One arbiter (each arbiter, an "Arbiter") shall be chosen by Retrocedant, the other by Retrocessionaire, and an umpire (the "Umpire") shall be chosen by the two Arbiters before they enter upon arbitration. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters, but only after providing 10 days' written notice of its intention to do so and only if such other party has failed to appoint an Arbiter within such 10 day period. The two Arbiters shall in turn choose an Umpire who shall act as the Umpire and preside over the hearing. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days after notification of the appointment of the second Arbiter, the selection of the Umpire shall be made by the American Arbitration Association. All Arbiters and Umpires shall be active or retired disinterested property/casualty actuaries of insurance or reinsurance companies or Lloyd's of London Underwriters.

      (c) Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire, unless the parties mutually agree to an extension of time. Subject to the provisions of paragraph (f) of this Section 4.03, the decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

      (d) Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration unless otherwise directed by the Arbiters.

      (e) Any arbitration proceedings shall take place in New York, New York unless the parties agree otherwise.

      (f) Once the Proposed Accounting has been finalized in accordance with the above process, the Final Section A Premium and the Final Section B Premium amounts shall be as set forth in the Proposed Accounting, as determined by the Arbiters, if applicable (the "Arbitrated Final Section A Premium" and/or "Arbitrated Final Section B Premium", as the case may be). In the event the sum of the Arbitrated Final Section A Premium and the Arbitrated Final Section B Premium amounts (determined in


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accordance with the first sentence of this Section 4.03(f)) is greater than the amount paid by Retrocedant to Retrocessionaire on the Effective Date, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment. In the event the sum of such amounts (determined in accordance with the first sentence of this Section 4.03(f)) is lower than the amount paid by Retrocedant to Retrocessionaire on the Effective Date, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate from the Effective Date to the date of such payment.

      (g) It is understood that the dispute resolution provisions set forth in this Section 4.03 represent the exclusive remedy for disputes arising between the parties with respect to the Proposed Accounting and that the dispute mechanisms set forth in Article XV shall be the exclusive remedy for all disputes not relating to the Proposed Accounting.

                                   ARTICLE V

                          RETROCEDANT CEDING COMMISSION

      With respect to the Reinsurance Contracts, Retrocessionaire shall pay to Retrocedant a ceding commission (the "Retrocedant Ceding Commission") with respect to the Section B (Prospective) Coverage Period, and such Retrocedant Ceding Commission shall equal 100 percent (100%) of the actual expenses incurred in writing each Reinsurance Contract, including actual ceding commissions and brokerage fees, as determined in accordance with Retrocedant's customary practices and procedures and as submitted to The St. Paul, all as allocable pro rata to periods from and after the Effective Time. Retrocedant Ceding Commissions shall also include all underwriting fees and other costs and expenses paid by Retrocedant pursuant to the Underwriting Management Agreement between Retrocedant and Retrocessionaire, dated as of the date hereof, and all underwriting and other expenses incurred by Retrocedant on or after the Effective Date with respect to the liabilities transferred hereunder, as determined in accordance with Retrocedant's customary practices and procedures.

                                   ARTICLE VI

                               ORIGINAL CONDITIONS

      All retrocessions assumed under this Agreement shall be subject to the same rates, terms, conditions, waivers and interpretations, and to the same modifications and alterations, as the respective Reinsurance Contracts.


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                                  ARTICLE VII

                              INURING RETROCESSIONS

      SECTION 7.01 Allocation to Retrocessionaire. Retrocedant agrees that the retrocession contracts purchased by the reinsurance division of The St. Paul ("St. Paul Re") from third party retrocessionaires ("Third Party Retrocessionaires") on behalf of Retrocedant prior to the Effective Time that are listed on Exhibit D hereto shall inure to the benefit of Retrocessionaire to the extent of liabilities covered under this Agreement ("Inuring Retrocessions"), subject to the agreed allocations in Exhibits E, F and G. It is further understood and agreed that facultative reinsurance not listed on Exhibit D but relating to the Reinsurance Contracts shall also inure to the benefit of Retrocessionaire to the extent of liabilities covered under this Agreement and shall be considered Inuring Retrocessions under this Agreement.

      SECTION 7.02 Transfer. Retrocedant and Retrocessionaire shall use their respective commercially reasonable efforts to obtain the consent of Third Party Retrocessionaires under the Inuring Retrocessions to include Retrocessionaire as an additional reinsured with respect to the Reinsurance Contracts or, in the alternative, to make all payments directly to the Retrocessionaire, to the extent allocable to the Reinsurance Contracts, in the manner set forth in Exhibit E hereto, and to seek all payments, to the extent allocable to the Reinsurance Contracts, in the manner set forth herein in Exhibit F hereto, directly from Retrocessionaire, it being understood that Retrocessionaire shall bear all risk of non-payment or non-collectibility under the Inuring Retrocessions.

      SECTION 7.03 Inuring Retrocessions Claims. (a) Each of the parties agrees to transfer to the other party all recoveries or any portion thereof that such party receives on or after the Effective Time pursuant to the Inuring Retrocessions which are allocated to the other party in the manner set forth in Exhibit E hereto. Retrocedant shall use its commercially reasonable efforts to collect any recoveries due to Retrocessionaire under the Inuring Retrocessions that indemnify the Retrocedant for losses or expenses payable or return of premium allocable to the Retrocessionaire and shall hold them on trust for, and pay them to or to the order of Retrocessionaire. The parties agree that Retrocessionaire's obligations to make payments pursuant to the Inuring Retrocessions or to reimburse Retrocedant pursuant to this Agreement shall not be waived by non-receipt of any such amounts. Retrocessionaire shall reimburse Retrocedant for one hundred percent (100%) of any expenses reasonably incurred by Retrocedant in attempting to make such collection, including all allocated expenses, as determined in accordance with St. Paul Re's customary practices and procedures. Retrocessionaire shall have the right to associate with Retrocedant, at Retrocessionaire's own expense, in any actions brought by Retrocedant to make such collections.

      (b) In the event claims of Retrocedant and Retrocessionaire aggregate in excess of the applicable limit under an Inuring Retrocession, all limits applicable to either Retrocedant or Retrocessionaire shall be allocated between Retrocedant and Retrocessionaire in the manner set forth in Exhibit G hereto.


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      SECTION 7.04 Initial Consideration. To the extent not already reflected in the calculation of Final Section B Premium, as part of the Section B (Prospective) Coverage Period premiums described in Section 4.02,
Retrocessionaire shall reimburse Retrocedant for one hundred percent (100%) of any and all unearned premiums paid by Retrocedant under such Inuring Retrocessions net of any applicable unearned ceding commissions paid to Retrocedant thereunder.

      SECTION 7.05 Additional Consideration. Retrocessionaire agrees to pay under the Inuring Retrocessions all future premiums Retrocedant is obligated to pay pursuant to the terms of the Inuring Retrocessions to the extent that such premiums are allocable to Retrocessionaire in the manner set forth in Exhibit F hereto, and not otherwise paid by Retrocessionaire and to indemnify Retrocedant for all such premiums paid directly by Retrocedant, net of any ceding commissions and similar amounts paid by Third Party Retrocessionaires to Retrocedant.

      SECTION 7.06 Termination or Commutation of Inuring Retrocessions.

      (a) With respect to any Inuring Retrocessions providing coverage solely with respect to the Reinsurance Contracts, Retrocedant agrees, on behalf of itself and its affiliates, that Retrocedant shall not take any action or fail to take any action that would reasonably result in the termination or commutation of, or any material change in the coverage provided by, any Inuring Retrocession, without the prior written consent of the Retrocessionaire, such consent not to be unreasonably withheld.

      (b) With respect to any Inuring Retrocessions providing coverage for both Reinsurance Contracts and to business not being transferred, neither party shall take any action or fail to take any action that would reasonably result in the termination or commutation of (or any material change in the coverage provided by any Inuring Retrocession, without the prior written consent of the other party,) such consent not to be unreasonably withheld.

                                  ARTICLE VIII

                 LOSS AND LOSS EXPENSE; SALVAGE aND SUBROGATION;
                               FOLLOW THE FORTUNES

      (a) Retrocessionaire shall be liable for one hundred percent (100%) of all future loss, loss adjustment expenses, incurred but not reported losses and other payment obligations that arise (including ceding commissions, as and to the extent determined in Article IV) under the Reinsurance Contracts on and after January 1, 2002 and are payable as of or after the Effective Time, and shall reimburse Retrocedant for any losses, loss adjustment expenses and other payment obligations paid by Retrocedant following the Effective Time in respect of the Reinsurance Contracts, net of any recoveries received by Retrocedant with respect thereto, including recoveries under Inuring Retrocessions. Retrocessionaire shall have the right to all salvage and subrogation on the account of claims and settlements with respect to the Reinsurance Contracts.

      (b) In the event of a claim under a Reinsurance Contract, the Retrocedant will assess the validity of the claim and make a determination as to payment, consistent with the claims handling guidelines previously provided to Retrocedant in writing by Retrocessionaire and Retrocessionaire may exercise its rights under Section 10.01 in respect thereof. Retrocedant shall provide prompt notice of any claim in excess of $500,000 to Retrocessionaire. All payments made by Retrocedant, whether under strict contract terms or by way of compromise, shall be binding on Retrocessionaire. In addition, if Retrocedant refuses to pay a claim in full and a legal proceeding results, Retrocessionaire will be unconditionally bound by any settlement agreed to by Retrocedant or the adverse judgment of any court or arbitrator (which could include any judgment for bad faith, punitive damages, excess policy limit losses or extra contractual obligations) and Retrocedant may recover with respect to such settlements and judgments under this Agreement. Though Retrocedant will settle such claims and litigation in good faith, Retrocessionaire is bound to accept the settlements paid by Retrocedant and such settlements may be for amounts that could be greater than the amounts that would be agreed to by Retrocessionaire if Retrocessionaire were to settle such claims or litigation directly. It is the intent of this Agreement that Retrocessionaire shall in every case in which this Agreement applies and in the proportions specified herein, "follow the fortunes" of Retrocedant in respect of risks Retrocessionaire has accepted under this Agreement.

                                   ARTICLE IX

                          EXTRA CONTRACTUAL OBLIGATIONS

      In the event Retrocedant or Retrocessionaire is held liable to pay any punitive, exemplary, compensatory or consequential damages because of alleged or actual bad faith or negligence related to the handling of any claim under any Reinsurance Contract or otherwise in respect of such Reinsurance Contract, the parties shall be liable for such damages in proportion to their responsibility for the conduct giving rise to the damages. Such determination shall be made by Retrocedant and Retrocessionaire, acting jointly and in good faith, and in the event the parties are unable to reach agreement as to such determination, recourse shall be had to Article XV hereof.

                                   ARTICLE X

                     ADMINISTRATION OF REINSURANCE CONTRACTS

      SECTION 10.01 Administration.

      (a) The parties agree that, as of the Effective Time, Retrocedant shall have the sole authority to administer the Reinsurance Contracts in all respects, which authority shall include, but not be limited to, authority to bill for and collect premiums, adjust all claims and handle all disputes thereunder and to effect any and all amendments, commutations and cancellations of the Reinsurance Contracts, subject, however, in the case of administration of claims, to all claims handling guidelines provided in advance in writing by Retrocessionaire to Retrocedant. Retrocedant shall not, on its own, settle any claim, waive any right, defense, setoff or counterclaim relating to the Reinsurance Contracts with respect to amounts in excess of $ 500,000 or make any ex gratia payments, and shall not amend, commute or terminate any of the Reinsurance Contracts, in each case without the prior written consent of Retrocessionaire.

      (b) Notwithstanding the foregoing, to the extent permitted by law, Retrocessionaire may, at its discretion and at its own expense, assume the administration, defense and settlement of any claim upon prior written notice to Retrocedant. Upon receipt of such notice, Retrocedant shall not compromise, discharge or settle such claim except with the prior written consent of Retrocessionaire. Retrocessionaire shall not take any action in the administration of such claim that would reasonably be expected to adversely affect Retrocedant, its business or its reputation, without the prior written consent of Retrocedant. Subject to the terms of Article IX hereof, Retrocessionaire shall indemnify Retrocedant for all Losses, including punitive, exemplary, compensatory or consequential damages arising from such assumption of the conduct of such settlement pursuant to Article XIV herein.

      SECTION 10.02 Reporting and Regulatory Matters. Each party shall provide the notices and filings required to be made by it to state regulatory authorities as a result of this Agreement. Notwithstanding the foregoing, each party shall provide to the other party any information in its possession regarding the Reinsurance Contracts as reasonably required by the other party to make such filings and in a form as agreed to by the parties.

      SECTION 10.03 Duty to Cooperate. Upon the terms and subject to the conditions and other agreements set forth herein, each party agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary or advisable to perform the transactions contemplated by this Agreement.

      SECTION 10.04 Communications Relating to the Reinsurance Contracts. Following the Effective Time, Retrocedant and Retrocessionaire shall each promptly forward to the other copies of all material notices and other written communications it receives relating to the Reinsurance Contracts (including, without limitation, all inquiries and complaints from state insurance regulators, brokers and other service providers and reinsureds and all notices of claims, suits and actions for which it receives service of process.)

                                   ARTICLE XI

                             REPORTS AND REMITTANCES

      SECTION 11.01 Report from Retrocedant. Within thirty days following the end of each month, Retrocedant shall provide Retrocessionaire with a summary statement of account for the previous month showing all activity relating to each of the Reinsurance Contracts, including related administration costs and expenses incurred by Retrocedant, consisting of the categories of information set forth in Exhibit H hereto. The monthly statement of account shall also provide a breakdown of any amounts due to the Retrocedant or Retrocessionaire, as the case may be, as reimbursement for paid claims, collected premiums or other amounts due pursuant to the terms of this Agreement, including amounts relating to Inuring Retrocessions.

      SECTION 11.02 Remittances. Within ten Business Days after delivery of each monthly report pursuant to Section 11.01, Retrocedant and Retrocessionaire shall settle all amounts then due under this Agreement for that month. It is agreed that Retrocedant shall retain all premiums received arising from all business written for which the first day of the original cedant's account period occurs prior to the Effective Date until such time as such aggregate amount of such premiums received equals the net amount to be retained by Retrocedant pursuant to Sections 4.01(d) and 4.02(b) herein, after which time, such premiums shall be remitted by Retrocedant to Retrocessionaire.

      SECTION 11.03 Late Payments. Should any payment due any party to this Agreement be received by such party after the due date for such payment under this Agreement, interest shall accrue from the date on which such payment was due until payment is received by the party entitled thereto, at an annual rate equal to the London Interbank Offered Rate quoted for six month periods as reported in The Wall Street Journal on the first Business Day of the month in which such payment first becomes due plus one hundred basis points (the "Applicable Rate").

      SECTION 11.04 Cost Reimbursement. Retrocessionaire shall reimburse for its allocated share of all costs and expenses incurred by Retrocedant in administering the Reinsurance Contracts as set forth in Exhibit I hereto.

      SECTION 11.05 Currency. For purposes of this Agreement, where Retrocedant receives premiums or pays losses in currencies other than United States dollars, such premiums or losses shall be converted into United States dollars at the actual rates of exchange at which these premiums or losses are entered in the Retrocedant's books.

                                  ARTICLE XII

                             MAINTENANCE OF LICENSES

      Each of Retrocedant and Retrocessionaire hereby covenants to maintain at all times all licenses and authorizations required to undertake the actions contemplated hereby.

                                  ARTICLE XIII

                                ACCESS TO RECORDS

      From and after the Closing Date, Retrocedant shall afford to Retrocessionaire and its respective authorized accountants, counsel and other designated representatives (collectively, "Representatives") reasonable access (including using commercially reasonable best efforts to give access to Persons possessing information) during normal business hours to all data and information that is specifically described in writing (collectively, "Information") within the possession of Retrocedant relating to the liabilities transferred hereunder, insofar as such information is reasonably required by Retrocessionaire. Similarly, from and after the Closing Date, Retrocessionaire shall afford to Retrocedant, any Post-closing Subsidiary of Retrocedant and their respective Representatives reasonable access (including using commercially reasonable best efforts to give access to Persons possessing information) during normal business hours to Information within Retrocessionaire's possession relating to Retrocedant, insofar as such information is reasonably required by Retrocedant. Information may be requested under this Article XIII for, without limitation, audit, accounting, claims, litigation (other than any claims or litigation between the parties hereto) and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations and for performing this Agreement and the transactions contemplated hereby.

      From and after the Closing Date, Retrocessionaire and Retrocedant or their designated representatives may inspect, at the place where such records are located, any and all data and information that is specifically described in writing within the possession of the other party hereto reasonably relating to this Agreement, on reasonable prior notice and during normal business hours. The rights of the parties under this Article XIII shall survive termination of this Agreement and shall continue for as long as there may be liabilities under the Reinsurance Contracts or reporting or retention requirements under applicable law. In addition, each party shall have the right to take copies (including electronic copies) of any information held by the other party that reasonably relates to this Agreement or the Reinsurance Contracts. Each party shall, and shall cause its designated representatives to, treat and hold as confidential information any information it receives or obtains pursuant to this Article XIII.

                                  ARTICLE XIV

                                 INDEMNIFICATION

      SECTION 14.01 Indemnification by Retrocedant. Retrocedant agrees to indemnify, defend and hold harmless Retrocessionaire, and its officers, directors and employees with respect to any and all Losses arising from any breach by Retrocedant of any representation, warranty or covenant herein. Retrocedant further agrees to indemnify, defend and hold harmless Retrocessionaire and its officers, directors and employees against any and all Losses arising out of Retrocedant's administration of the Reinsurance Contracts, including but not limited to extracontractual obligations, payments in excess of policy limits and settlements made in respect of any such claims to the extent arising from the gross negligence or willful misconduct of Retrocedant except to the extent such actions are taken with the prior consent or direction of Retrocessionaire. Such indemnification obligations shall be limited to the aggregate of all fees paid to Retrocedant pursuant to Section 11.04 hereof.

      SECTION 14.02 Indemnification by Retrocessionaire. Retrocessionaire agrees to indemnify, defend and hold harmless Retrocedant, and its officers, directors and employees with respect to any and all Losses arising from any breach by

Retrocessionaire of any representation, warranty or covenant herein. Retrocessionaire further agrees to indemnify, defend and hold harmless Retrocedant and its officers, directors and employees against any and all Losses arising out of Retrocessionaire's administration of the Reinsurance Contracts, including but not limited to extracontractual obligations, payments in excess of policy limits and settlements made in respect of any such claims.

      SECTION 14.03 Indemnification Procedures. (a) If a party seeking indemnification pursuant to this Article XIV (each, an "Indemnitee") receives notice or otherwise learns of the assertion by a Person (including, without limitation, any governmental entity) who is not a party to this Agreement or an Affiliate thereof, of any claim or of the commencement by any such Person of any Action (a "Third Party Claim") with respect to which the party from whom indemnification is sought (each, an "Indemnifying Party") may be obligated to provide indemnification pursuant to this Section 14.01 or 14.02, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Third Party Claim; provided that the failure of any Indemnitee to give notice as provided in this Section 14.03 shall not relieve the Indemnifying Party of its obligations under this Article XIV, except to the extent that such Indemnifying Party is prejudiced by such failure to give notice. Such notice shall describe the Third Party Claim in as much detail as is reasonably possible and, if ascertainable, shall indicate the amount (estimated if necessary) of the Loss that has been or may be sustained by such Indemnitee.

      (b) An Indemnifying Party may elect to defend or to seek to settle or compromise, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within 30 days of the receipt of notice from an Indemnitee in accordance with Section 14.03(a) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnitee of its election whether the Indemnifying Party will assume responsibility for defending such Third Party Claim, which election shall specify any reservations or exceptions. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnifying Party shall not be liable to such Indemnitee under this
Article XIV for any legal or other expenses (except expenses approved in writing in advance by the Indemnifying Party) subsequently incurred by such Indemnitee in connection with the defense thereof; provided that, if the defendants in any such claim include both the Indemnifying Party and one or more Indemnitees and in any Indemnitee's reasonable judgment a conflict of interest between one or more of such Indemnitees and such Indemnifying Party exists in respect of such claim or if the Indemnifying Party shall have assumed responsibility for such claim with reservations or exceptions that would materially prejudice such Indemnitees, such Indemnitees shall have the right to employ separate counsel to represent such Indemnitees and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel for all such Indemnitees reasonably satisfactory to the Indemnifying Party) shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Article XIV, such Indemnitee may defend or (subject to the remainder of this Article XIV) seek to compromise or settle such Third Party Claim at the expense of the Indemnifying Party.

      (c) Neither an Indemnifying Party nor an Indemnitee shall consent to entry of any judgment or enter into any settlement of any Third Party Claim which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee, in the case of a consent or settlement by an Indemnifying Party, or the Indemnifying Party, in the case of a consent or settlement by the Indemnitee, of a written release from all liability in respect to such Third Party Claim.

      (d) If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third Party Claim, the Indemnitee shall make available at reasonable times to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense, settlement or compromise, and shall otherwise cooperate in a reasonable manner in the defense, settlement or compromise of such Third Party Claim.

      (e) Notwithstanding anything in this Article XIV to the contrary, neither an Indemnifying Party nor an Indemnitee may settle or compromise any claim over the objection of the other; provided that consent to settlement or compromise shall not be unreasonably withheld or delayed. If an Indemnifying Party notifies the Indemnitee in writing of such Indemnifying Party's desire to settle or compromise a Third Party Claim on the basis set forth in such notice (provided that such settlement or compromise includes as an unconditional term thereof the giving by the claimant or plaintiff of a written release of the Indemnitee from all liability in respect thereof) and the Indemnitee shall notify the Indemnifying Party in writing that such Indemnitee declines to accept any such settlement or compromise, such Indemnitee may continue to contest such Third Party Claim, free of any participation by such Indemnifying Party, at such Indemnitee's sole expense. In such event, the obligation of such Indemnifying Party to such Indemnitee with respect to such Third Party Claim shall be equal to (i) the costs and expenses of such Indemnitee prior to the date such Indemnifying Party notifies such Indemnitee of the offer to settle or compromise (to the extent such costs and expenses are otherwise indemnifiable hereunder) plus (ii) the lesser of (A) the amount of any offer of settlement or compromise which such Indemnitee declined to accept and (B) the actual out-of-pocket amount such Indemnitee is obligated to pay subsequent to such date as a result of such Indemnitee's continuing to pursue such Third Party Claim.

      (f) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other Person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

      (g) Except with respect to claims relating to actual fraud, the indemnification provisions set forth in this section are the sole and exclusive remedy of the parties hereto for any and all claims for indemnification under this Agreement.

      SECTION 14.04 Survival. This Article XIV shall survive termination of this Agreement.

                                   ARTICLE XV

                                   ARBITRATION

      (a) As a condition precedent to any right of Action under this Agreement, any dispute or difference between the parties hereto relating to the formation, interpretation, or performance of this Agreement, or any transaction under this Agreement, whether arising before or after termination, shall be submitted for decision to a panel of three arbitrators (the "Panel") at the offices of Judicial Arbitration and Mediation Services, Inc. in accordance with the Streamlined Arbitration Rules and Procedures of Judicial Arbitration and Mediation Services, Inc.

      (b) The party demanding arbitration shall do so by written notice complying with the terms of Section 20.06. The arbitration demand shall state the issues to be resolved and shall name the arbitrator appointed by the demanding party.

      (c) Within 30 days of receipt of the demand for arbitration, the responding party shall notify the demanding party of any additional issues to be resolved in the arbitration and the name of the responding party's appointed arbitrator. If the responding party refuses or neglects to appoint an arbitrator within 30 days following receipt of the written arbitration demand, then the demanding party may appoint the second arbitrator, but only after providing 10 days' written notice of its intention to do so and only if such other party has failed to appoint the second arbitrator within such 10 day period.

      (d) The two arbitrators shall, before instituting the hearing, select an impartial arbitrator who shall act as the umpire and preside over the hearing. If the two arbitrators fail to agree on the selection of a third arbitrator within 30 days after notification of the appointment of the second arbitrator, the selection of the umpire shall be made by the American Arbitration Association. Upon resignation or death of any member of the Panel, a replacement will be appointed in the same fashion as the resigning or deceased member was appointed. All arbitrators shall be active or former officers of property/casualty insurance or reinsurance companies, or Lloyd's underwriters, and shall be disinterested in the outcome of the arbitration.

      (e) Within 30 days after notice of appointment of all arbitrators, the Panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings. The Panel shall have the power to determine all procedural rules for the holding of the arbitration, including but not limited to the inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The Panel shall interpret this Agreement as an honorable engagement and not as merely a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business. The Panel shall be relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of any two arbitrators shall be binding and final. The arbitrators shall render their decision in writing within 60 days following the termination of the hearing. Judgment upon the award may be entered in any court of competent jurisdiction.

      (f) Except as otherwise provided herein, all proceedings pursuant hereto shall be governed by the laws of the State of Minnesota without giving effect to any choice or conflict of laws provision or rule (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Minnesota.

      (g) The parties agree that any disputes subject to arbitration pursuant to this Article XV that may also be subject to arbitration proceedings between respective Affiliates of the parties shall be consolidated with and subject to arbitration pursuant to this Article XV. The parties further agree that all issues that are limited to a specific foreign jurisdiction under an agreement between the respective affiliates of the parties shall be determined by this Panel pursuant to the consolidation, in reference to the governing law of the applicable agreement.

      (h) Each party shall bear the expense of its own arbitrator and shall share equally with the other party the expense of the umpire and of the arbitration.

      (i) Arbitration hereunder shall take place in New York, New York unless the parties agree otherwise.

      (j) This Article XV shall survive termination of this Agreement.

                                  ARTICLE XVI

                                   INSOLVENCY

      (a) In the event of the insolvency of Retrocedant, this reinsurance shall be payable directly to Retrocedant, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of Retrocedant without diminution because of the insolvency of Retrocedant or because the liquidator, receiver, conservator or statutory successor of Retrocedant has failed to pay all or a portion of any claim.

      (b) It is agreed, however, that the liquidator, receiver, conservator or statutory successor of Retrocedant shall give written notice to the Retrocessionaire of the pendency of a claim against Retrocedant indicating the Reinsurance Contract, which claim would involve a possible liability on the part of Retrocessionaire within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to Retrocedant or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by Retrocessionaire shall be chargeable, subject to the approval of the court, against Retrocedant as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to Retrocedant solely as a result of the defense undertaken by Retrocessionaire.

      (c) As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement, the reinsurance shall be payable as set forth above by Retrocessionaire to Retrocedant or to its liquidator, receiver, conservator or statutory successor, except (1) where the Reinsurance Contracts specifically provide another payee in the event of the insolvency of Retrocedant, and (2) where Retrocessionaire, with the consent of the reinsured or reinsureds under the Reinsurance Contracts, has assumed such Reinsurance Contract obligations of Retrocedant as direct obligations of Retrocessionaire to the payees under such Reinsurance Contracts and in substitution for the obligations of the Retrocedant to such payees.

                                  ARTICLE XVII

                                     OFFSET

      Retrocedant and Retrocessionaire shall have the right to offset any balance or amounts due from one party to the other under the terms of this Agreement. The party asserting the right of offset may exercise such right at any time whether the balances due are on account of premiums, losses or otherwise.

                                 ARTICLE XVIII

                              ERRORS AND OMISSIONS

      Any inadvertent delay, omission, error or failure shall not relieve either party hereto from any liability which would attach hereunder if such delay, omission, error or failure had not been made, provided such delay, omission, error or failure is rectified as soon as reasonably practicable upon discovery.

                                  ARTICLE XIX

                        CREDIT FOR REINSURANCE; security

      SECTION 19.01 Credit for Reinsurance. Retrocessionaire shall take all actions reasonably necessary, if any, to permit Retrocedant to obtain full financial statement credit in all applicable U.S. jurisdictions for all liabilities assumed by the Retrocessionaire pursuant to this Agreement, including but not limited to loss and loss adjustment expense reserves, unearned premium reserves, reserves for incurred but not reported losses, allocated loss adjustment expenses and ceding commissions, and to provide the security required for such purpose, in a form reasonably acceptable to Retrocedant. Any reserves required by the foregoing in no event shall be less than the amounts required under the law of the jurisdiction having regulatory authority with respect to the establishment of reserves relating to the relevant Reinsurance Contracts.

For purposes of this Article XIX, such "actions reasonably necessary" may include, without limitation, the furnishing of a letter of credit or the establishment of a custodial or trust account, as permitted under applicable law, to secure the payment of the amounts due the Retrocedant under this Agreement.

      SECTION 19.02 Expenses. All expenses of establishing and maintaining any letter of credit or other security arrangement shall be paid by Retrocessionaire.

      SECTION 19.03 Security. Retrocessionaire shall establish and maintain a trust fund for the benefit of Retrocedant as security for the obligations of Retrocessionaire under this Agreement. The trust fund shall be in a form reasonably satisfactory to Retrocedant and shall comply in all material respects with the requirements under Maryland Insurance Law applicable to trust funds established for credit for reinsurance purposes except as explicitly set forth therein.

                                   ARTICLE XX

                            MISCELLANEOUS PROVISIONS

      SECTION 20.01 Severability. If any term or provision of this Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby.

      SECTION 20.02 Successors and Assigns. This Agreement may not be assigned by either party without the prior written consent of the other. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns as permitted herein.

      SECTION 20.03 No Third Party Beneficiaries. Except as otherwise specifically provided for in Article XIV of this Agreement, nothing in this Agreement is intended or shall be construed to give any Person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein, and Retrocessionaire shall not be directly liable hereunder to any reinsured under any Reinsurance Contract.

      SECTION 20.04 Equitable Relief. Each party hereto acknowledges that if it or its employees or agents violate the terms of this Agreement, the other party will not have an adequate remedy at law. In the event of such a violation, the other party shall have the right, in addition to any other rights that may be available to it, to obtain in any court of competent jurisdiction injunctive relief to restrain any such violation and to compel specific performance of the provisions of this Agreement. The seeking or obtaining of such injunctive relief shall not foreclose or limit in any way relief against either party hereto for any monetary damage arising out of such violation.

      SECTION 20.05 Execution in Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 20.06 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand (with receipt confirmed), or by facsimile (with transmission confirmed), or by certified mail, postage prepaid and return receipt requested, addressed as follows (or to such other address as a party may designate by written notice to the others) and shall be deemed given on the date on which such notice is received:

      If to Retrocedant:

      St. Paul Fire and Marine Insurance Company
      385 Washington Street
      St. Paul, MN 55102
      Facsimile: (410) 205-6967
      Attention: General Counsel

      If to Retrocessionaire:

      Platinum Underwriters Reinsurance, Inc.
      195 Broadway
      New York, New York 10007
      Facsimile: (212) 238-9202
      Attention: Chief Financial Officer

      SECTION 20.07 Wire Transfer. All settlements in accordance with this Agreement shall be made by wire transfer of immediately available funds on the due date, or if such day is not a Business Day, on the next day which is a Business Day, pursuant to the following wire transfer instructions:

      For credit to Platinum Underwriters Reinsurance, Inc.
      Citibank
      Newcastle, Delaware
      Account Number 38660864
      Bank ABA Number 031100209.

      For credit to St. Paul Fire and Marine Insurance Company
      Citibank - Delaware
      Swift Code: CITIUS33
      ABA: 031100209
      Account Name: St. Paul Fire and Marine Insurance Company
      Account Number: 38594764
      Ref: Platinum Re Quota Share reinsurance payment

      Payment may be made by check payable in immediately available funds in the event the party entitled to receive payment has failed to provide wire transfer instructions.

      SECTION 20.08 Headings. Headings used herein are not a part of this Agreement and shall not affect the terms hereof.

      SECTION 20.09 Further Assurances. Each of the parties shall from time to time, on being reasonably requested to do so by the other party to this Agreement, do such acts and/or execute such documents in a form reasonably satisfactory to the party concerned as may be necessary to give full effect to this Agreement and securing to that party the full benefit of the rights, powers and remedies conferred upon it by this Agreement.

      SECTION 20.10 Amendments; Entire Agreement. This Agreement may be amended only by written agreement of the parties. This Agreement, together with the Formation and Separation Agreement, supersedes all prior discussions and written and oral agreements and constitutes the sole and entire agreement between the parties with respect to the subject matter hereof.

      SECTION 20.11 Governing Law. This Agreement shall be governed by the laws of the State of Minnesota, without giving effect to principles of conflicts of laws thereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                      ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                                      By /s/ Bruce A. Backberg
                                         ---------------------------------------
                                         Name:  BRUCE A. BACKBERG
                                         Title: SENIOR VICE PRESIDENT
                                                AND CORPORATE
                                                SECRETARY


                                      PLATINUM UNDERWRITERS REINSURANCE, INC.

                                      By /s/ Michael D. Price
                                         ---------------------------------------
                                         Name:  Michael D. Price
                                         Title: President and Chief
                                                Underwriting Officer

                                   EXHIBIT A-1

                            List of Included Classes

The business that will be transferred into Platinum Re is defined by all business incepting in the 2002 underwriting year and belonging to the included classes listed below.

                              New York Classes                                                     New York Classes
                              ----------------                                                     ----------------
1101                      Property Treaty P-R, NY                       1204                   Intl Casualty Treaty, NY
1102                   Property Treaty XS - Risk, NY                    1205                   Intl Motor Pro-Rata, NY
1103                  Property Treaty Excess - Cat, NY                  1206                  Intl Accident & Health, NY
1104                         Retrocessions, NY                          1298                   Intl Prop Outward Retro
1105                           Crop-Hail, NY                            1301                  Marine Treaty Pro Rata, NY
1106                    Casualty Treaty Pro-Rata, NY                    1302                   Marine Treaty Excess, NY
1107                      Cas. First Dollar WC, NY                      1303                    Marine Facultative, NY
1108                     Casualty Treaty Excess, NY                     1307                       Satellite XS, NY
1109              Cas. First Dollar Auto, NY (non-program)              1500                       non-traditional
1110                              LPIC, NY                              1800                          CCA AIG QS
1111            Cas. First Dollar GL/Other, NY (non-program)            2201           Intl Property Treaty Excess - Risk Miami
1112                      NA Accident & Health, NY                      2202                Intl Property Pro Rata, Miami
1128                 Casualty Treaty Excess - Clash, NY                 2203                 Intl Casualty Treaty, Miami
1201                     Intl Property Pro Rata, NY                     2204                Marine Treaty Pro Rata, Miami
1202               Intl Property Treaty Excess - Risk, NY               2205                  Intl Motor Pro-Rata, Miami
1203               Intl Property Treaty Excess - Cat, NY


                                     A-1-1

                London Classes                            London Classes                                    London Classes
                --------------                            --------------                                    --------------
L06             N. Am Med Mal
L08         N Am Casualty Treaty          L40            N Am Motor Pro Rata            M21              Munich - Marine PR
L11               N. Am Cat               L41               N Am Motor XL               M23          Munich - Int'l Property P-R
L17           N Am Property P-R           L43              N Am GL Pro Rata             M24       Munich - Int'l Property Per Risk
L18        N Am Property Per Risk         L44                 N Am GL XL                M25              Munich - Int'l Cat
L74              Med Mal PR               L48                 N Am PI XL                M26             Munich - Int'l Motor
L91              N. Am Crop               L63              N Am PI Pro Rata             M27            Munich - Int'l Liab XS
L21           Int'l Marine P-R            B21             Brussels Marine PR            M32           Munich - Int'l Marine XS
L23          Int'l Property P-R           B23        Brussels Int'l Property P-R        M34        Munich Int'l Liability Pro Rata
L24        Int'l Property Per Risk        B24      Brussels Int'l Property Per Risk     M55       Munich Int'l Proportional Personal
                                                                                                                 Accident
L25               Int'l Cat               B25             Brussels Int'l Cat            M60      Munich International Motor Pro Rata
                                                                                                              Treaty (MAPD)
L26            Int'l Motor XS             B26            Brusses Int'l Motor            M61        Munich International Engineering
                                                                                                             Pro Rata Treaty
L27         Int'l Casualty Excess         B27           Brussels Int'l Liab XS          M62        Munich International Engineering
                                                                                                               Excess Treaty
L32            Int'l Marine XL            B32          Brussels Int'l Marine XS         LL1        L1 GTR Scaleback Europe Class 1
L33   U.K. Property Proportional Treaty   B34           Brussels Int'l Liab PR          LL2        L2 GTR Scaleback Europe Class 2
L34          Int'l Casualty P-R           B55      Brussels Int'l Personal Acc P-R      LL3        L3 GTR Scaleback Europe Class 3
L79              Satelite XS              B60   Brussels Int Motor Physical Damage PR   LL5        L5 GTR Scaleback Europe Class 5
L80       Int'l Motor Liability PR        B61          Brussels Engineering PR          LF1        F1 GTR Scaleback Europe Class 1
                                          B62          Brussels Engineering XL          LF2        F2 GTR Scaleback Europe Class 2
                                          B80          Brussels Motor Pro Rata          LF3        F3 GTR Scaleback Europe Class 3
                                                                                        LF5        F5 GTR Scaleback Europe Class 5
                                                                                        LL4        L4 GTR Scaleback Europe Class 4
                                                                                        LF4        F4 GTR Scaleback Europe Class 4


                                     A-1-2

                                   EXHIBIT A-2

                            The Reinsurance Contracts

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00004070000      2002       10B ILW 50 States No Reinstate        0190           Assumed Retro
00004104700      2002       15B ILW, Natural Perils, 1@100        0190           Assumed Retro
00003112800      2002                  1st Cat                    0190           Assumed Retro
M0000471500      2002            2nd RETRO CAT EXCESS             0190           Assumed Retro
00002536200      2002          3rd Property Catastophe            0190           Assumed Retro
M0000586700      2002            Corporate Stop Loss              0290             Crop Hail
00003116400      2002              Crop Quota Share               0290             Crop Hail
00003650900      2002             First Crop Excess               0290             Crop Hail
M0000589900      2002         First Layer Hail Stop Loss          0290             Crop Hail
00004063700      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004132300      2002             Clarendon Net Cat               0031        NA Ppty Tty X/S Cat
00004066600      2002       2nd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004066600      2002       3rd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004066700      2002       3rd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004066700      2002       4th Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004066800      2002       4th Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004066800      2002       5th Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004127700      2002         2nd Catastrophe xs of Loss          0031        NA Ppty Tty X/S Cat
00003668100      2002               APD Stop Loss                 0031        NA Ppty Tty X/S Cat
00004136900      2002           Common Account Net Cat            0031        NA Ppty Tty X/S Cat
00004065000      2002       2nd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
TP961533600      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961533700      2002            B-1st Aggregate XOL              0031        NA Ppty Tty X/S Cat
TP961533800      2002            B-2nd Aggregate XOL              0031        NA Ppty Tty X/S Cat
00004129500      2002         4th Property Per Risk XOl           0030        NA Ppty Tty X/S Risk
00004136600      2002            B-2nd reinstatement              0031        NA Ppty Tty X/S Cat
TP961533900      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961534000      2002           B-2nd Property Cat XOL            0031        NA Ppty Tty X/S Cat

                                                             Effective     Expiration     Primary
Contract #                     Cedant Name                      Date           Date     Underwriter
----------                     -----------                   ---------     ----------   -----------
00004070000             B F Caudle (Lloyd'S) 780               1-May-02      30-Apr-03    JRODD
00004104700             R F Bailey (Lloyd'S) 138               1-Jun-02      31-May-03    JRODD
00003112800            Farm Family Casualty Ins Co             1-Apr-02      31-Mar-03    JRODD           2
M0000471500           Gerling Global Reins Corp USB            1-Apr-02      31-Mar-03    JRODD
00002536200               Hartford Re Mgmt. Co.                1-Jun-02      31-Jul-03    JRODD           2
M0000586700           Farmers Mutual Hail Ins of IA            1-Jan-02      31-Dec-02    JBARR
00003116400               First Mutual Ins. NC                 1-Jan-02      31-Dec-02    JBARR           2
00003650900            Hartford Fire Insurance Co              1-Jan-02      31-Dec-02    JBARR           2
M0000589900       Saskatchewan Municipal Hail Ins Asso         1-May-02      30-Apr-03    JBARR
00004063700             AXA Re Prop & Cas Ins Co               1-Jun-02      31-May-03    DKINN           2
00004132300             Clarendon National Ins Co              1-Jul-02      2-Jul-02     DKINN           2
00004066600             Clarendon National Ins Co              1-Jun-02      31-May-03    DKINN           2
00004066600             Clarendon National Ins Co              1-Jun-02      31-May-03    DKINN           2
00004066700             Clarendon National Ins Co              1-Jun-02      31-May-03    DKINN           2
00004066700             Clarendon National Ins Co              1-Jun-02      31-May-03    DKINN           2
00004066800             Clarendon National Ins Co              1-Jun-02      31-May-03    DKINN           2
00004066800             Clarendon National Ins Co              1-Jun-02      31-May-03    DKINN           2
00004127700           Clarendon Select Insurance Co            1-Jun-02      31-May-03    DKINN           2
00003668100           DaimlerChrysler Insurance Co             1-May-02      30-Apr-03    DKINN           2
00004136900           Farmers Mutual Hail Ins of IA            1-Jun-02      31-May-03    DKINN           2
00004065000          Harbor Speciality Insurance Co.           1-Jun-02      31-May-03    DKINN           2
TP961533600            Hurst Home Insurance Co Inc             1-Jan-02      31-Dec-02    DKINN           2
TP961533700            Hurst Home Insurance Co Inc             1-Jan-02      31-Dec-02    DKINN           2
TP961533800            Hurst Home Insurance Co Inc             1-Jan-02      31-Dec-02    DKINN           2
00004129500             Insurance Co of the West               1-Jul-02      30-Jun-03    DKINN           2
00004136600              Kentucky Growers Ins Co               1-Jan-02      31-Dec-02    DKINN           2
TP961533900              Kentucky Growers Ins Co               1-Jan-02      31-Dec-02    DKINN           2
TP961534000              Kentucky Growers Ins Co               1-Jan-02      31-Dec-02    DKINN           2


                                     A-3-1

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
TP961534100      2002           B-3rd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961534200      2002           B-4th Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961562000      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat

00004131300      2002         1st Property Per Risk XOL           0030        NA Ppty Tty X/S Risk

00004131400      2002         2nd Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
TP961534600      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961534700      2002           B-2nd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970882300      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970882400      2002           B-2nd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970882500      2002           B-3rd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970882600      2002           B-4th Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970882700      2002           B-5th Property Cat XOL            0031        NA Ppty Tty X/S Cat
00001696100      2002           B-4th Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970959900      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970960100      2002           B-2nd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970960200      2002           B-3rd Property Cat XOL            0031        NA Ppty Tty X/S Cat
M0000459700      2002               TOP CAT EXCESS                0031        NA Ppty Tty X/S Cat
00003949600      2002            B-1st Aggregate XOL              0031        NA Ppty Tty X/S Cat
TP922226500      2002           B-4th Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961755100      2002           B-3rd Propert Cat XOL             0031        NA Ppty Tty X/S Cat
TP961755200      2002           B-5th Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961755300      2002           B-6th Property Cat XOL            0031        NA Ppty Tty X/S Cat
00004066200      2002       2nd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004066200      2002       3rd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004065700      2002       2nd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004065700      2002       3rd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004065800      2002       3rd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004065800      2002       3rd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004065900      2002       4th Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004065900      2002       5th Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00004122200      2002       1st Aggregate Catastrophe XOL         0031        NA Ppty Tty X/S Cat

                                                             Effective     Expiration     Primary
Contract #                     Cedant Name                      Date           Date     Underwriter
----------                     -----------                   ---------     ----------   -----------
TP961534100              Kentucky Growers Ins Co              1-Jan-02      31-Dec-02        DKINN       2
TP961534200              Kentucky Growers Ins Co              1-Jan-02      31-Dec-02        DKINN       2
TP961562000              Kentucky Growers Ins Co              1-Jan-02      31-Dec-02        DKINN       2
                 Liberty International Insurance Company
00004131300                      Limited                      1-Aug-02      31-Jul-03        DKINN       2
                 Liberty International Insurance Company
00004131400                      Limited                      1-Aug-02      31-Jul-03        DKINN       2
TP961534600            Lititz Mutual Insurance Co             1-Jan-02      31-Dec-02        DKINN       2
TP961534700            Lititz Mutual Insurance Co             1-Jan-02      31-Dec-02        DKINN       2
TP970882300           Motor Club of America Ins Co            1-Jul-02      30-Jun-03        DKINN       2
TP970882400           Motor Club of America Ins Co            1-Jul-02      30-Jun-03        DKINN       2
TP970882500           Motor Club of America Ins Co            1-Jul-02      30-Jun-03        DKINN       2
TP970882600           Motor Club of America Ins Co            1-Jul-02      30-Jun-03        DKINN       2
TP970882700           Motor Club of America Ins Co            1-Jul-02      30-Jun-03        DKINN       2
00001696100            Mutual Benefit Insurance Co            1-Jul-02      30-Jun-03        DKINN       2
TP970959900            Mutual Benefit Insurance Co            1-Jul-02      30-Jun-03        DKINN       2
TP970960100            Mutual Benefit Insurance Co            1-Jul-02      30-Jun-03        DKINN       2
TP970960200            Mutual Benefit Insurance Co            1-Jul-02      30-Jun-03        DKINN       2
M0000459700             Nationwide Mutual Ins Co              1-Jul-02      30-Jun-03        DKINN       2
00003949600            North Country Insurance Co             1-Jan-02      31-Dec-02        DKINN       2
TP922226500            Northern Neck Insurance Co             1-Jan-02      31-Dec-02        DKINN       2
TP961755100            Northern Neck Insurance Co             1-Jan-02      31-Dec-02        DKINN       2
TP961755200            Northern Neck Insurance Co             1-Jan-02      31-Dec-02        DKINN       2
TP961755300            Northern Neck Insurance Co             1-Jan-02      31-Dec-02        DKINN       2
00004066200              Omega Insurance Company              1-Jun-02      31-May-03        DKINN       2
00004066200              Omega Insurance Company              1-Jun-02      31-May-03        DKINN       2
00004065700            Regency Insurance Company              1-Jun-02      31-May-03        DKINN       2
00004065700            Regency Insurance Company              1-Jun-02      31-May-03        DKINN       2
00004065800            Regency Insurance Company              1-Jun-02      31-May-03        DKINN       2
00004065800            Regency Insurance Company              1-Jun-02      31-May-03        DKINN       2
00004065900            Regency Insurance Company              1-Jun-02      31-May-03        DKINN       2
00004065900            Regency Insurance Company              1-Jun-02      31-May-03        DKINN       2
00004122200        Security Mutual Insurance Company 2        1-Jul-02      30-Jun-03        DKINN       2


                                     A-3-2

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00004123900      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004124000      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
M0000585700      2002             Hail Agg Stop Loss              0290             Crop Hail
M0000540400      2002             Second Crop Excess              0290             Crop Hail
M0000571600      2002           Second Crop Stop Loss             0290             Crop Hail
M0000590000      2002        Second Layer Hail Stop Loss          0290             Crop Hail
00004046500      2002            Third Crop Stop Loss             0290             Crop Hail
M0000590100      2002         Third Layer Hail Stop Loss          0290             Crop Hail
00001429600      2002        Garage Liability Quota Share         0300         First Dollar Auto
00000976200      2002       Longhorn Agcy- Mobilehome Q/S         0302          First Dollar G/L
00002411500      2002               Primary Cas QS                0302          First Dollar G/L
00002488700      2002                Hawaii WC QS                 0301          First Dollar WC
00003642800      2002              Combined ESL QS                0420           Healthcare P/R
00004047900      2002             EDH Fully Insured               0420           Healthcare P/R
00004109500      2002                Excess, Inc.                 0420           Healthcare P/R
00003815300      2002                GM Southwest                 0420           Healthcare P/R
00004018300      2002                HCCB ESL QS                  0420           Healthcare P/R
00004046600      2002                MCIS HMO Re                  0420           Healthcare P/R
00003935900      2002             Neonatal Carve Out              0420           Healthcare P/R
00003970200      2002       SRI/Zurich Transplant Program         0420           Healthcare P/R
00002372700      2002             Motor Quota Share               0360           Intl Cas Motor
00003891300      2002        1.L. WWex N.A. Green Card XL         0100         Intl Casualty Tty
00004084100      2002            1st NM Liab (Direct)             0100         Intl Casualty Tty
TF880783200      2002               1ST NM LIAB XL                0100         Intl Casualty Tty
TF942049900      2002           3rd Foreign Gen'l Cat             0100         Intl Casualty Tty
M0000550700      2002           4th Foreign Gen'l Cat             0100         Intl Casualty Tty
M0000550800      2002           5th Foreign Gen'l Cat             0100         Intl Casualty Tty
TN960001600      2002        Auto Liability & Casualty XL         0100         Intl Casualty Tty
00002400100      2002       Auto TPL Casualty XL 2nd Layer        0100         Intl Casualty Tty
00002400200      2002       Auto TPL Casualty XL 3rd Layer        0100         Intl Casualty Tty
00003929200      2002                  Auto XL                    0100         Intl Casualty Tty
00003929600      2002                  Auto XL                    0100         Intl Casualty Tty

                                                                Effective     Expiration     Primary
Contract #                        Cedant Name                      Date           Date     Underwriter
----------                        -----------                   ---------     ----------   -----------
00004123900              Transatlantic Reinsurance Co            1-Jul-02      31-Jul-03        DKINN       2
00004124000              Transatlantic Reinsurance Co            1-Jul-02      31-Jul-03        DKINN       2
M0000585700              Farmers Mutual Hail Ins of IA           1-Jan-02      31-Dec-02        JBARR
M0000540400               Hartford Fire Insurance Co             1-Jan-02      31-Dec-02        JBARR
M0000571600                        Agricorp                      1-Jan-02      31-Dec-02        JBARR
M0000590000          Saskatchewan Municipal Hail Ins Asso        1-May-02      30-Apr-03        JBARR
00004046500                        Agricorp                      1-Jan-02      31-Dec-02        JBARR
M0000590100          Saskatchewan Municipal Hail Ins Asso        1-May-02      30-Apr-03        JBARR
00001429600          Southern Pioneer and Casualty Ins. Co       1-Apr-02      31-Mar-03        SSCHU       2
00000976200                     Colonial Lloyds                  1-Jan-02      31-Dec-02        SSCHU       2
00002411500              Royal Specialty Underwriters            1-Apr-02      31-Mar-03        BENKO       2
00002488700               National Interstate Ins Co             1-Jun-02      31-May-03        THEIN       2
00003642800          Combined Insurance Company of America       1-Jan-02      31-Dec-02        EKOUR       2
00004047900      North Carolina Mutual Life Insurance Company    1-May-02      30-Apr-03        JTHOM
00004109500                         ACE USA                      1-May-02      31-Mar-03        YSTEI
00003815300                Clarendon National Ins Co             1-Jan-02      31-Dec-02        JTHOM       2
00004018300                Houston Casualty Company              1-Jan-02      31-Dec-02        EKOUR
00004046600                       MCIS HMO RE                    1-Jan-02      31-Dec-02        EKOUR
00003935900          Combined Insurance Company of America       1-Mar-02      28-Feb-03        EKOUR       2
00003970200              Zurich American Ins Co of IL            1-Jan-02      31-Dec-02        EKOUR       2
00002372700            Insurance Company of the Bahamas          1-Jan-02      31-Dec-02        SREDL       2
00003891300          Estonian Traffic Insurance Foundation       1-Jan-02      31-Dec-02         LYM        2
00004084100    The Nisshin Fire & Marine Insurance Co., Ltd.     1-Apr-02      31-Mar-03         DMK
TF880783200    The Nisshin Fire & Marine Insurance Co., Ltd.     1-Apr-02      31-Mar-03         DMK
TF942049900         American International Underwriters, NY      1-Jan-02      31-Dec-02         DDP
M0000550700         American International Underwriters, NY      1-Jan-02      31-Dec-02         DDP
M0000550800         American International Underwriters, NY      1-Jan-02      31-Dec-02         DDP
TN960001600              Cooperativa Seguros Multi PR            1-Jan-02      31-Dec-02        SREDL
00002400100                  Seguros Triple-S Inc                1-Jan-02      31-Dec-02         RSP        2
00002400200                  Seguros Triple-S Inc                1-Jan-02      31-Dec-02         RSP        2
00003929200                  Axa Seguros Argentina               1-Jan-02      31-Dec-02         RSP        2
00003929600                  Axa Seguros Argentina               1-Jan-02      31-Dec-02         RSP        2


                                     A-3-3

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003929900      2002                  Auto XL                    0100         Intl Casualty Tty
00003957800      2002                  Auto XL                    0100         Intl Casualty Tty
00003958400      2002                  Auto XL                    0100         Intl Casualty Tty
00003962500      2002                  Auto XL                    0100         Intl Casualty Tty
00003963100      2002                  Auto XL                    0100         Intl Casualty Tty
00003963200      2002                  Auto XL                    0100         Intl Casualty Tty
00003985800      2002                  Auto XL                    0100         Intl Casualty Tty
00003985900      2002                  Auto XL                    0100         Intl Casualty Tty
00004079900      2002         Directors & Officers Q.S.           0100         Intl Casualty Tty
00001040900      2002                Fire Cat XL                  0100         Intl Casualty Tty
00003758300      2002                Fire Cat XL                  0100         Intl Casualty Tty
TN970023600      2002                Fire Cat XL                  0100         Intl Casualty Tty
TN970024000      2002                Fire Cat XL                  0100         Intl Casualty Tty
TN970024200      2002                Fire Cat XL                  0100         Intl Casualty Tty
TN970024300      2002                Fire Cat XL                  0100         Intl Casualty Tty
TF950323200      2002            GEN ACCIDENT 2ND XOL             0100         Intl Casualty Tty
00003682900      2002                GTPL 2ND X/L                 0100         Intl Casualty Tty

TF970444400      2002                GTPL 2ND XL                  0100         Intl Casualty Tty
00003683000      2002                GTPL 3RD XL                  0100         Intl Casualty Tty

TF970444500      2002                GTPL 3RD XL                  0100         Intl Casualty Tty
00100476700      2002        Liability Quota Share Treaty         0100         Intl Casualty Tty
00003528900      2002          Medical Malpractice 1XL            0100         Intl Casualty Tty
00003529300      2002          Medical Malpractice 2XL            0100         Intl Casualty Tty

TN970253800      2002                  Misc. XL                   0100         Intl Casualty Tty

TN970255600      2002                  Misc. XL                   0100         Intl Casualty Tty
TN950131200      2002         Miscelaneous First Surplus          0100         Intl Casualty Tty
00003034900      2002            Motor & Liability XL             0100         Intl Casualty Tty
00003508500      2002            Motor & Liability XL             0100         Intl Casualty Tty
00003508600      2002            Motor & Liability XL             0100         Intl Casualty Tty
00003508700      2002            Motor & Liability XL             0100         Intl Casualty Tty

                                                                Effective     Expiration     Primary
Contract #                        Cedant Name                      Date           Date     Underwriter
----------                        -----------                   ---------     ----------   -----------
00003929900                  Axa Seguros Argentina               1-Jan-02      31-Dec-02         RSP        2
00003957800                   AXA Seguros Uruguay                1-Jan-02      31-Dec-02         RSP        2
00003958400                   AXA Seguros Uruguay                1-Jan-02      31-Dec-02         RSP        2
00003962500          Segurcoop Cooperativa De Seguros Ltda       1-Jan-02      31-Dec-02         RSP        2
00003963100          Segurcoop Cooperativa De Seguros Ltda       1-Jan-02      31-Dec-02         RSP        2
00003963200          Segurcoop Cooperativa De Seguros Ltda       1-Jan-02      31-Dec-02         RSP        2
00003985800            Maritime General Insurance Co Ltd         1-Jan-02      31-Dec-02        SREDL
00003985900            Maritime General Insurance Co Ltd         1-Jan-02      31-Dec-02        SREDL
00004079900               Korean Reinsurance Company             1-Apr-02      31-Mar-03         EYM
00001040900              Cooperativa Seguros Multi PR            1-Apr-02      31-Mar-03         RSP        2
00003758300               INTEGRAND Assurance Company            1-May-02      30-Apr-03         RSP        2
TN970023600               INTEGRAND Assurance Company            1-May-02      30-Apr-03         RSP
TN970024000              Cooperativa Seguros Multi PR            1-Apr-02      31-Mar-03         RSP
TN970024200              Cooperativa Seguros Multi PR            1-Apr-02      31-Mar-03         RSP
TN970024300              Cooperativa Seguros Multi PR            1-Apr-02      31-Mar-03         RSP
TF950323200               THE TOA REINSURANCE COMPANY            1-Apr-02      31-Mar-03         DMK
00003682900                 Aioi Insurance Company               1-Apr-02      31-Mar-03         DMK        2
                     The Nichido Fire and Marine Insurance
TF970444400                      Company, Ltd.                   1-Apr-02      31-Mar-03         DMK
00003683000                 Aioi Insurance Company               1-Apr-02      31-Mar-03         DMK        2
                     The Nichido Fire and Marine Insurance
TF970444500                      Company, Ltd.                   1-Apr-02      31-Mar-03         DMK
00100476700        China International Reinsurance Co. Ltd.      1-Jan-02      31-Dec-02        PBEND
00003528900                   Simed, Puerto Rico                 1-Jan-02      31-Dec-02         RSP        2
00003529300                   Simed, Puerto Rico                 1-Jan-02      31-Dec-02         RSP        2
                   Barbados Fire & Commercial Insurance Co.,
TN970253800                          Ltd.                        1-Jan-02      31-Dec-02        SREDL
                   Barbados Fire & Commercial Insurance Co.,
TN970255600                          Ltd.                        1-Jan-02      31-Dec-02        SREDL
TN950131200                   Seguros Sucre, S.A.                1-Jan-02      31-Dec-02        SREDL
00003034900         Cooperators General Insurance Co. Ltd.       1-Jun-02      31-May-03         RSP        2
00003508500              Anchorage General Ins Limited           1-Jan-02      31-Dec-02         RSP        2
00003508600              Anchorage General Ins Limited           1-Jan-02      31-Dec-02         RSP        2
00003508700              Anchorage General Ins Limited           1-Jan-02      31-Dec-02         RSP        2


                                     A-3-4

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003509800      2002            Motor & Liability XL             0100         Intl Casualty Tty
TN970011100      2002            Motor & Liability XL             0100         Intl Casualty Tty
00003034600      2002       Motor & Liability XL 1st Layer        0100         Intl Casualty Tty
00003034700      2002       Motor & Liability XL 2nd Layer        0100         Intl Casualty Tty
00003035000      2002       Motor & Liability XL 4th Layer        0100         Intl Casualty Tty
00002322400      2002                  Motor XL                   0100         Intl Casualty Tty
00002322600      2002                  Motor XL                   0100         Intl Casualty Tty
00003527000      2002                  Motor XL                   0100         Intl Casualty Tty
00003527600      2002                  Motor XL                   0100         Intl Casualty Tty
00003527800      2002                  Motor XL                   0100         Intl Casualty Tty
00003527900      2002                  Motor XL                   0100         Intl Casualty Tty
TN961335200      2002                  Motor XL                   0100         Intl Casualty Tty
TN961337500      2002                  Motor XL                   0100         Intl Casualty Tty
00002335700      2002         Motor/EC/EL/Liability XOL           0100         Intl Casualty Tty
00002335800      2002         Motor/EC/EL/Liability XOL           0100         Intl Casualty Tty
00002335900      2002         Motor/EC/EL/Liability XOL           0100         Intl Casualty Tty
TN971013300      2002                Tent Plan XL                 0100         Intl Casualty Tty
TN971013600      2002                Tent Plan XL                 0100         Intl Casualty Tty
TF330010500      2002               EARTHQUAKE Q/S                0080         Intl Ppty Tty P/R
TN951400100      2002       Fire & Accident 1st Surp & QS         0080         Intl Ppty Tty P/R
00001491700      2002             Fire & Accident QS              0080         Intl Ppty Tty P/R
00001491600      2002              Fire 2nd Surplus               0080         Intl Ppty Tty P/R
00002176900      2002              Fire Fac Oblig.                0080         Intl Ppty Tty P/R
00002338500      2002             Fire First Surplus              0080         Intl Ppty Tty P/R
00003978300      2002             Fire First Surplus              0080         Intl Ppty Tty P/R
TN950131000      2002             Fire First Surplus              0080         Intl Ppty Tty P/R
TN951588800      2002          Fire QS & First Surplus            0080         Intl Ppty Tty P/R
00003592800      2002              Fire Quota Share               0080         Intl Ppty Tty P/R
00003592800      2002              Fire Quota Share               0080         Intl Ppty Tty P/R
00002388300      2002        Fire Quota Share And Surplus         0080         Intl Ppty Tty P/R
00003515200      2002            Fire Second Surplus              0080         Intl Ppty Tty P/R
TN950131200      2002         Miscelaneous First Surplus          0080         Intl Ppty Tty P/R

                                                                 Effective     Expiration     Primary
Contract #                         Cedant Name                      Date           Date     Underwriter
----------                         -----------                   ---------     ----------   -----------
00003509800            Maritime General Insurance Co Ltd         1-Jan-02       31-Dec-02        RSP        2
TN970011100            Maritime General Insurance Co Ltd         1-Jan-02       31-Dec-02        SREDL
00003034600         Cooperators General Insurance Co. Ltd.       1-Jun-02       31-May-03        RSP        2
00003034700         Cooperators General Insurance Co. Ltd.       1-Jun-02       31-May-03        RSP        2
00003035000          Cooperators General Insurance Co. Ltd.       1-Jun-02      31-May-03        RSP        2
00002322400             United Insurance Company Limited          1-Jan-02      31-Dec-02        SREDL      2
00002322600             United Insurance Company Limited          1-Jan-02      31-Dec-02        SREDL      2
00003527000          Motor & General Ins. Co. Ltd, Trinidad       1-Jan-02      31-Dec-02        SREDL      2
00003527600          Motor & General Ins. Co. Ltd, Trinidad       1-Jan-02      31-Dec-02        SREDL      2
00003527800          Motor & General Ins. Co. Ltd, Trinidad       1-Jan-02      31-Dec-02        SREDL      2
00003527900          Motor & General Ins. Co. Ltd, Trinidad       1-Jan-02      31-Dec-02        SREDL      2
TN961335200             United Insurance Company Limited          1-Jan-02      31-Dec-02        SREDL
TN961337500             United Insurance Company Limited          1-Jan-02      31-Dec-02        SREDL
00002335700        Bank of China Group Insurance Company Ltd.     1-Jan-02      31-Dec-02         EYM       2
00002335800        Bank of China Group Insurance Company Ltd.     1-Jan-02      31-Dec-02         EYM       2
00002335900        Bank of China Group Insurance Company Ltd.     1-Jan-02      31-Dec-02         EYM       2
TN971013300              Grupo Nacional Provincial S.A.           1-Jun-02      31-May-03         RSP
TN971013600              Grupo Nacional Provincial S.A.           1-Jun-02      31-May-03         RSP
TF330010500           Tokio Marine & Fire Insurance Co Ltd        1-Apr-02      31-Mar-03         DMK
TN951400100                      Cayman General                   1-Jan-02      31-Dec-02        SREDL
00001491700       Bahamas First General Insurance Company Ltd.    1-Jan-02      31-Dec-02         RSP        2
00001491600       Bahamas First General Insurance Company Ltd.    1-Jan-02      31-Dec-02         RSP        2
00002176900       Bahamas First General Insurance Company Ltd.    1-Jan-02      31-Dec-02         RSP        2
00002338500             Insurance Corporation Of Barbados         1-Jan-02      31-Dec-02        SREDL       2
00003978300         Bermuda Fire & Marine Insurance Co., Ltd      1-Jan-02      31-Dec-02         RSP
TN950131000                    Seguros Sucre, S.A.                1-Jan-02      31-Dec-02        SREDL
TN951588800              Dyoll Insurance Company Limited          1-Jan-02      31-Dec-02        SREDL
00003592800          Consumers' Guarantee Ins. Co. Barbados       1-Jan-02      31-Dec-02         RSP        2
00003592800          Consumers' Guarantee Ins. Co. Barbados       1-Jan-02      31-Dec-02         RSP        2
00002388300             Insurance Company of the Bahamas          1-Jan-02      31-Dec-02         RSP        2
00003515200         Bermuda Fire & Marine Insurance Co., Ltd      1-Jan-02      31-Dec-02         RSP        2
TN950131200                    Seguros Sucre, S.A.                1-Jan-02      31-Dec-02        SREDL


                                     A-3-5

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00000902100      2002           Property First Surplus            0080         Intl Ppty Tty P/R
00003554300      2002        Property QS & First Surplus          0080         Intl Ppty Tty P/R
00002894900      2002            Property Quota Share             0080         Intl Ppty Tty P/R
00003418300      2002       Quota Share WWexUS on Fac Pty         0080         Intl Ppty Tty P/R
TN950125000      2002                  Surplus                    0080         Intl Ppty Tty P/R
TN950125600      2002          Technical Engineering QS           0080         Intl Ppty Tty P/R
00002262200      2002          1.L. Cat XL BB Fac Pty.            0091       Intl Ppty Tty X/S Cat
00002456600      2002          1.L. Cat XL IS Fac Pty.            0091       Intl Ppty Tty X/S Cat
00002343500      2002        1L Cat XL Eur incl/TK&IS Fac         0091       Intl Ppty Tty X/S Cat
00002336200      2002       1L Cat XL on IS Dir & Fac Pty         0091       Intl Ppty Tty X/S Cat
00002283700      2002       1L Cat XL on IS Prim Pty (Ret)        0091       Intl Ppty Tty X/S Cat
00003938900      2002       1L Cat XL on WW ex/USA Fac Pty        0091       Intl Ppty Tty X/S Cat
00002409500      2002       1L Cat XL on WWex/USA&Can Pty         0091       Intl Ppty Tty X/S Cat
00003107200      2002       1L Cat XL Prg. on PT Prim Pty         0091       Intl Ppty Tty X/S Cat

00004091600      2002              1st EFEI CAT XL                0091       Intl Ppty Tty X/S Cat
00003711100      2002                1st EFEI XL                  0091       Intl Ppty Tty X/S Cat
00003712800      2002            1st Fire & EQ Cat XL             0091       Intl Ppty Tty X/S Cat
TF930803400      2002        1ST FIRE CAT NET ACCOUNT XOL         0091       Intl Ppty Tty X/S Cat
TF951599200      2002            1ST PROPERTY CAT XL              0091       Intl Ppty Tty X/S Cat

00003709900      2002               1ST W/F CAT XL                0091       Intl Ppty Tty X/S Cat
00003719200      2002                 1st W/F XL                  0091       Intl Ppty Tty X/S Cat
00002456700      2002          2.L. Cat XL IS Fac Pty.            0091       Intl Ppty Tty X/S Cat
00003871200      2002       2.L.Cat XL on TK& Cyp Dir Tty         0091       Intl Ppty Tty X/S Cat
00002372400      2002       2L Cat XL Euro incl/TK&IS Fac         0091       Intl Ppty Tty X/S Cat
TF922540100      2002       2L Cat XL on IS Dir & Fac Pty         0091       Intl Ppty Tty X/S Cat
00002381400      2002       2L Cat XL on WW ex/USA Fac Pty        0091       Intl Ppty Tty X/S Cat
00002409800      2002       2L Cat XL on WWex/USA&Can Pty         0091       Intl Ppty Tty X/S Cat
00003107300      2002       2L Cat XL Prg. on PT Prim Pty         0091       Intl Ppty Tty X/S Cat

00003618800      2002              2nd EFEI CAT XL                0091       Intl Ppty Tty X/S Cat
00003711800      2002                 2nd EQ XL                   0091       Intl Ppty Tty X/S Cat
00003712900      2002            2nd Fire & EQ Cat XL             0091       Intl Ppty Tty X/S Cat
TF930803500      2002        2ND FIRE CAT NET ACCOUNT XOL         0091       Intl Ppty Tty X/S Cat

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
00000902100             Antilles Insurance Company             1-Jan-02      31-Dec-02         RSP        2
00003554300          United Insurance Company Limited          1-Jan-02      31-Dec-02         RSP        2
00002894900      N.E.M. (West Indies) Insurance Limited        1-Jan-02      31-Dec-02         RSP        2
00003418300              Broadgate Syndicate #1301             1-Jan-02      31-Dec-02         LYM        2
TN950125000           Aseguradora Agricola Comercial           1-Jan-02      31-Dec-02        SREDL
TN950125600                 Seguros Sucre, S.A.                1-Jan-02      31-Dec-02        SREDL
00002262200             Secura Reinsurance Company             1-Jan-02      31-Dec-02         LYM        2
00002456600                 AIG Golden - Israel                1-Apr-02      31-Mar-03         LYM        2
00002343500             Secura Reinsurance Company             1-Jan-02      31-Dec-02         LYM        2
00002336200             Ayalon Insurance Co., Ltd.             1-Jan-02      31-Dec-02         LYM        2
00002283700        Israel Phoenix Assurance Company Ltd        1-Jan-02      31-Dec-02         LYM        2
00003938900           Caisse Centrale de Reassurance           1-Jan-02      31-Dec-02         LYM        2
00002409500                  Achmea Insurance                  1-Jan-02      31-Dec-02         LYM        2
00003107200               S & P Reinsurance Ltd.               1-Jan-02      31-Dec-02         LYM        2
                 The Nisshin Fire & Marine Insurance Co.,
00004091600                        Ltd.                        1-Apr-02      31-Mar-03         DMK
00003711100         Nipponkoa Insurance Company Limited        1-Apr-02      31-Mar-03         DMK        2
00003712800      Nissay Dowa General Insurance Company Ltd     1-Apr-02      31-Mar-03         DMK        2
TF930803400             THE TOA REINSURANCE COMPANY            1-Apr-02      31-Mar-03         DMK
TF951599200        Internationale Nederlanden Groep N.V.       1-Jan-02      31-Dec-02         EYM
                 The Nisshin Fire & Marine Insurance Co.,
00003709900                        Ltd.                        1-Apr-02      31-Mar-03         DMK        2
00003719200         Nipponkoa Insurance Company Limited        1-Apr-02      31-Mar-03         DMK        2
00002456700                 AIG Golden - Israel                1-Apr-02      31-Mar-03         LYM        2
00003871200               Destek Reasurans T.A.S.              1-Jan-02      31-Dec-02         LYM        2
00002372400             Secura Reinsurance Company             1-Jan-02      31-Dec-02         LYM        2
TF922540100             Ayalon Insurance Co., Ltd.             1-Jan-02      31-Dec-02         LYM
00002381400           Caisse Centrale de Reassurance           1-Jan-02      31-Dec-02         LYM        2
00002409800                  Achmea Insurance                  1-Jan-02      31-Dec-02         LYM        2
00003107300               S & P Reinsurance Ltd.               1-Jan-02      31-Dec-02         LYM        2
                 The Nisshin Fire & Marine Insurance Co.,
00003618800                        Ltd.                        1-Apr-02      31-Mar-03         DMK        2
00003711800         Nipponkoa Insurance Company Limited        1-Apr-02      31-Mar-03         DMK        2
00003712900      Nissay Dowa General Insurance Company Ltd     1-Apr-02      31-Mar-03         DMK        2
TF930803500             THE TOA REINSURANCE COMPANY            1-Apr-02      31-Mar-03         DMK


                                     A-3-6

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------

TF940077600      2002            2ND PROPERTY CAT XOL             0091       Intl Ppty Tty X/S Cat

TF870817700      2002               2ND W/F CAT XL                0091       Intl Ppty Tty X/S Cat
00003719300      2002                 2nd W/F XL                  0091       Intl Ppty Tty X/S Cat
00003633500      2002          3.L. Cat XL Is Fac Pty.            0091       Intl Ppty Tty X/S Cat
00003871400      2002       3.L.Cat XL on TK& Cyp Dir Tty         0091       Intl Ppty Tty X/S Cat
00003061200      2002         3L Cat XL on FF Nat Perils          0091       Intl Ppty Tty X/S Cat
00003939200      2002       3L Cat XL on IS Dir & Fac Pty         0091       Intl Ppty Tty X/S Cat
00003968900      2002        3L Cat XL on Sur TkyCyp Pty          0091       Intl Ppty Tty X/S Cat
00003968700      2002       3L Cat XL on Tky&Cyp Pty Short        0091       Intl Ppty Tty X/S Cat
00003545200      2002       3L Cat XL on Turkish Prim Pty         0091       Intl Ppty Tty X/S Cat
00002381500      2002       3L Cat XL on WW ex/USA Fac Pty        0091       Intl Ppty Tty X/S Cat
00003107400      2002       3L Cat XL Prg. on PT Prim Pty         0091       Intl Ppty Tty X/S Cat
00003983400      2002        3L Cat XL WW ex/USA&Can Fac          0091       Intl Ppty Tty X/S Cat
00003711900      2002                 3rd EQ XL                   0091       Intl Ppty Tty X/S Cat
TF940078100      2002            3RD PROPERTY CAT XOL             0091       Intl Ppty Tty X/S Cat
00003719400      2002                 3rd W/F XL                  0091       Intl Ppty Tty X/S Cat
TF870817900      2002              3RD W/FL CAT X/L               0091       Intl Ppty Tty X/S Cat
00003633600      2002          4.L. Cat XL IS Fac Pty.            0091       Intl Ppty Tty X/S Cat
00003679100      2002         4L Cat XL on FF Nat Perils          0091       Intl Ppty Tty X/S Cat
00003939300      2002       4L Cat XL on IS Dir & Fac Pty         0091       Intl Ppty Tty X/S Cat
00003862700      2002       4L Cat XL on TK Surplus Accept        0091       Intl Ppty Tty X/S Cat
00003533800      2002       4L Cat XL on TK Tty Accep. Pty        0091       Intl Ppty Tty X/S Cat
00003380400      2002        4L Cat XL on Tky&Cyp Tty Pty         0091       Intl Ppty Tty X/S Cat
00003545300      2002       4L Cat XL on Turkish Prim Pty         0091       Intl Ppty Tty X/S Cat
00003878300      2002       4L Cat XL on Turkish Prim Pty         0091       Intl Ppty Tty X/S Cat
00003298600      2002       4L Cat XL on WWex/USA&Can Pty         0091       Intl Ppty Tty X/S Cat
00003107500      2002       4L Cat XL Prg. on PT Prim Pty         0091       Intl Ppty Tty X/S Cat
00003983500      2002        4L Cat XL WW ex/USA&Can Fac          0091       Intl Ppty Tty X/S Cat

00003991600      2002       4L Cat XL WW exNA&Carr Pr Pty         0091       Intl Ppty Tty X/S Cat
TF940078200      2002            4TH PROPERTY CAT XOL             0091       Intl Ppty Tty X/S Cat
00001665800      2002               4th W/F Cat XL                0091       Intl Ppty Tty X/S Cat

                                                                   Effective     Expiration     Primary
Contract #                       Cedant Name                          Date           Date     Underwriter
----------                       -----------                       ---------     ----------   -----------

TF940077600         Internationale Nederlanden Groep N.V.           1-Jan-02      31-Dec-02         EYM
                  The Nisshin Fire & Marine Insurance Co.,
TF870817700                         Ltd.                            1-Apr-02      31-Mar-03         DMK
00003719300          Nipponkoa Insurance Company Limited            1-Apr-02      31-Mar-03         DMK        2
00003633500                  AIG Golden - Israel                    1-Apr-02      31-Mar-03         LYM        2
00003871400                Destek Reasurans T.A.S.                  1-Jan-02      31-Dec-02         LYM        2
00003061200       Mut. Ass. Des Commercants Et Industriels          1-Jan-02      31-Dec-02         LYM        2
00003939200              Ayalon Insurance Co., Ltd.                 1-Jan-02      31-Dec-02         LYM        2
00003968900             Milli Reasurans T A S Turque                1-Jan-02      31-Dec-02         LYM        2
00003968700             Milli Reasurans T A S Turque                1-Jan-02      31-Dec-02         LYM        2
00003545200                Anadolu Sigorta Sirketi                  1-Jan-02      31-Dec-02         LYM        2
00002381500            Caisse Centrale de Reassurance               1-Jan-02      31-Dec-02         LYM        2
00003107400                S & P Reinsurance Ltd.                   1-Jan-02      31-Dec-02         LYM        2
00003983400         Danish Re Syndicate No.1400 at Lloyds           1-Jan-02      31-Dec-02         LYM
00003711900          Nipponkoa Insurance Company Limited            1-Apr-02      31-Mar-03         DMK        2
TF940078100         Internationale Nederlanden Groep N.V.           1-Jan-02      31-Dec-02         EYM
00003719400          Nipponkoa Insurance Company Limited            1-Apr-02      31-Mar-03         DMK        2
TF870817900      The Nisshin Fire & Marine Insurance Co., Ltd.      1-Apr-02      31-Mar-03         DMK
00003633600                  AIG Golden - Israel                    1-Apr-02      31-Mar-03         LYM        2
00003679100       Mut. Ass. Des Commercants Et Industriels          1-Jan-02      31-Dec-02         LYM        2
00003939300              Ayalon Insurance Co., Ltd.                 1-Jan-02      31-Dec-02         LYM        2
00003862700             Milli Reasurans T A S Turque                1-Jan-02      31-Dec-02         LYM        2
00003533800                 Basak Sigorta Sirketi                   1-Jan-02      31-Dec-02         LYM        2
00003380400             Milli Reasurans T A S Turque                1-Jan-02      31-Dec-02         LYM        2
00003545300                Anadolu Sigorta Sirketi                  1-Jan-02      31-Dec-02         LYM        2
00003878300              Commercial Union Sigorta AS                1-Jan-02      31-Dec-02         LYM        2
00003298600                   Achmea Insurance                      1-Jan-02      31-Dec-02         LYM        2
00003107500                S & P Reinsurance Ltd.                   1-Jan-02      31-Dec-02         LYM        2
00003983500         Danish Re Syndicate No.1400 at Lloyds           1-Jan-02      31-Dec-02         LYM
                         Gerling-Konzern Allgemeine
00003991600           Versicherungs-Aktiengesellschaft              1-Jan-02      31-Dec-02         LYM
TF940078200         Internationale Nederlanden Groep N.V.           1-Jan-02      31-Dec-02         EYM
00001665800      The Nisshin Fire & Marine Insurance Co., Ltd.      1-Apr-02      31-Mar-03         DMK        2


                                     A-3-7

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003719500      2002                 4th W/F XL                  0091       Intl Ppty Tty X/S Cat
00002262500      2002        5.L. Cat XL BB Primary Pty.          0091       Intl Ppty Tty X/S Cat
00004002300      2002        5l (Eureko) Cat on PT&NL Pty         0091       Intl Ppty Tty X/S Cat

00003991700      2002       5L Cat XL on European Prim Pty        0091       Intl Ppty Tty X/S Cat
00004094200      2002            5L Cat XL on FF Pty              0091       Intl Ppty Tty X/S Cat
00003939400      2002       5L Cat XL on IS Dir & Fac Pty         0091       Intl Ppty Tty X/S Cat
00003999900      2002       5L Cat XL on TK Surplus Accept        0091       Intl Ppty Tty X/S Cat
00003380500      2002        5L Cat XL on Tky&Cyp Tty Pty         0091       Intl Ppty Tty X/S Cat
00003878400      2002       5L Cat XL on Turkish Prim Pty         0091       Intl Ppty Tty X/S Cat
00002271500      2002           5L on WW Fac Property             0091       Intl Ppty Tty X/S Cat
TF960000400      2002            5TH PROPERTY CAT XOL             0091       Intl Ppty Tty X/S Cat
00003710000      2002               5TH W/F CAT XL                0091       Intl Ppty Tty X/S Cat
00003380600      2002        6L Cat XL on Tky&Cyp Tty Pty         0091       Intl Ppty Tty X/S Cat
00000992800      2002            6TH PROPERTY CAT XOL             0091       Intl Ppty Tty X/S Cat
00002415900      2002               Antigua Cat XL                0091       Intl Ppty Tty X/S Cat
00002416000      2002               Antigua Cat XL                0091       Intl Ppty Tty X/S Cat
00002416000      2002               Antigua Cat XL                0091       Intl Ppty Tty X/S Cat
00002416100      2002               Antigua Cat XL                0091       Intl Ppty Tty X/S Cat
00002416300      2002               Antigua Cat XL                0091       Intl Ppty Tty X/S Cat
00003511300      2002               Bahamas Cat XL                0091       Intl Ppty Tty X/S Cat
00003511400      2002               Bahamas Cat XL                0091       Intl Ppty Tty X/S Cat
00003511600      2002               Bahamas Cat XL                0091       Intl Ppty Tty X/S Cat
00003593700      2002              Caribbean Cat XL               0091       Intl Ppty Tty X/S Cat
00003593700      2002              Caribbean Cat XL               0091       Intl Ppty Tty X/S Cat
00003620500      2002           Caribbean Fire Cat XL             0091       Intl Ppty Tty X/S Cat
00003621100      2002           Caribbean Fire Cat XL             0091       Intl Ppty Tty X/S Cat
00004045200      2002           Caribbean Fire Cat XL             0091       Intl Ppty Tty X/S Cat
00003971100      2002            Cat XL - Net Account             0091       Intl Ppty Tty X/S Cat
00003930500      2002        Comm/Ind Risk/Event XL 2nd L         0091       Intl Ppty Tty X/S Cat
00002416300      2002           Common Account Cat XL             0091       Intl Ppty Tty X/S Cat
00002415900      2002           Common Account Fire XL            0091       Intl Ppty Tty X/S Cat

                                                                  Effective     Expiration     Primary
Contract #                       Cedant Name                         Date           Date     Underwriter
----------                       -----------                      ---------     ----------   -----------
00003719500          Nipponkoa Insurance Company Limited           1-Apr-02      31-Mar-03         DMK        2
00002262500              Secura Reinsurance Company                1-Jan-02      31-Dec-02         LYM        2
00004002300                   Achmea Insurance                     1-Jan-02      31-Dec-02         LYM
                         Gerling-Konzern Allgemeine
00003991700           Versicherungs-Aktiengesellschaft             1-Jan-02      31-Dec-02         LYM
00004094200       Mut. Ass. Des Commercants Et Industriels         1-Jan-02      31-Dec-02         LYM
00003939400              Ayalon Insurance Co., Ltd.                1-Jan-02      31-Dec-02         LYM        2
00003999900             Milli Reasurans T A S Turque               1-Jan-02      31-Dec-02         LYM
00003380500             Milli Reasurans T A S Turque               1-Jan-02      31-Dec-02         LYM        2
00003878400              Commercial Union Sigorta AS               1-Jan-02      31-Dec-02         LYM        2
00002271500                AXA Corporate Solutions                 1-Jan-02      31-Dec-02         LYM        2
TF960000400         Internationale Nederlanden Groep N.V.          1-Jan-02      31-Dec-02         EYM
00003710000     The Nisshin Fire & Marine Insurance Co., Ltd.      1-Apr-02      31-Mar-03         DMK        2
00003380600             Milli Reasurans T A S Turque               1-Jan-02      31-Dec-02         LYM        2
00000992800         Internationale Nederlanden Groep N.V.          1-Jan-02      31-Dec-02         EYM        2
00002415900           United Insurance Company Limited             1-Jan-02      31-Dec-02         RSP        2
00002416000           United Insurance Company Limited             1-Jan-02      31-Dec-02         RSP        2
00002416000           United Insurance Company Limited             1-Jan-02      31-Dec-02         RSP        2
00002416100           United Insurance Company Limited             1-Jan-02      31-Dec-02         RSP        2
00002416300           United Insurance Company Limited             1-Jan-02      31-Dec-02         RSP        2
00003511300           United Insurance Company Limited             1-Jan-02      31-Dec-02         RSP        2
00003511400           United Insurance Company Limited             1-Jan-02      31-Dec-02         RSP        2
00003511600           United Insurance Company Limited             1-Jan-02      31-Dec-02         RSP        2
00003593700        American International Underwriters, NY         1-Jan-02      31-Dec-02         RSP        2
00003593700        American International Underwriters, NY         1-Jan-02      31-Dec-02         RSP        2
00003620500        Island Heritage Insurance Company Ltd.          1-Apr-02      31-Mar-03         RSP        2
00003621100        Island Heritage Insurance Company Ltd.          1-Apr-02      31-Mar-03         RSP        2
00004045200        Island Heritage Insurance Company Ltd.          1-Apr-02      31-Mar-03         RSP
00003971100              Allstate Life Ins Co of CN                1-Jan-02      31-Dec-02        SREDL       2
00003930500                     Reso Garantia                      1-Jan-02      31-Dec-02         DMD        2
00002416300           United Insurance Company Limited             1-Jan-02      31-Dec-02         RSP        2
00002415900           United Insurance Company Limited             1-Jan-02      31-Dec-02         RSP        2


                                     A-3-8

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003627700      2002               Earthquake XL                 0091       Intl Ppty Tty X/S Cat
00003636500      2002               Earthquake XL                 0091       Intl Ppty Tty X/S Cat
00003626800      2002                  EFEI XOL                   0091       Intl Ppty Tty X/S Cat
00003636400      2002             EQ & NAT PERILS XL              0091       Intl Ppty Tty X/S Cat
TF870842100      2002       FIRE & CASUALTY NON-PROP SURPL        0091       Intl Ppty Tty X/S Cat
00003067200      2002       Fire & Eng Cat XOL - 5th Layer        0091       Intl Ppty Tty X/S Cat
00002361400      2002       Fire & Eng Risk & Cat XOL-3 La        0091       Intl Ppty Tty X/S Cat
00003067100      2002       Fire & Eng Risk & Cat XOL-4 La        0091       Intl Ppty Tty X/S Cat
00001040900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00001528800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00001529000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00001529000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002325600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002325700      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002336800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002336900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002337100      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002337900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002338000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002369300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002894400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002894700      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003293800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003293900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003446100      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003447300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003447400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003447500      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003448900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003448900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003486300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00003627700         Secom General Insurance Company, Ltd.       1-Apr-02      31-Mar-03         DMK        2
00003636500                       Zenkyoren                     1-Apr-02      31-Mar-03         DMK        2
00003626800         Secom General Insurance Company, Ltd.       1-Apr-02      31-Mar-03         DMK        2
00003636400                       Zenkyoren                     1-Apr-02      31-Mar-03         DMK        2
TF870842100              THE TOA REINSURANCE COMPANY            1-Apr-02      31-Mar-03         DMK
00003067200               China Mariners' Ass Corp              1-Jan-02      31-Dec-02         EYM        2
00002361400               China Mariners' Ass Corp              1-Jan-02      31-Dec-02         EYM        2
00003067100               China Mariners' Ass Corp              1-Jan-02      31-Dec-02         EYM        2
00001040900             Cooperativa Seguros Multi PR            1-Apr-02      31-Mar-03         RSP        2
00001528800     Bahamas First General Insurance Company Ltd.    1-Jan-02      31-Dec-02         RSP        2
00001529000     Bahamas First General Insurance Company Ltd.    1-Jan-02      31-Dec-02         RSP        2
00001529000     Bahamas First General Insurance Company Ltd.    1-Jan-02      31-Dec-02         RSP        2
00002325600                Cia De Seg Bolivar S.A.              1-Jan-02      31-Dec-02         RSP        2
00002325700                Cia De Seg Bolivar S.A.              1-Jan-02      31-Dec-02         RSP        2
00002336800       Bermuda Fire & Marine Insurance Co., Ltd      1-Jan-02      31-Dec-02        SREDL       2
00002336900       Bermuda Fire & Marine Insurance Co., Ltd      1-Jan-02      31-Dec-02        SREDL       2
00002337100       Bermuda Fire & Marine Insurance Co., Ltd      1-Jan-02      31-Dec-02        SREDL       2
00002337900            Dyoll Insurance Company Limited          1-Jan-02      31-Dec-02        SREDL       2
00002338000            Dyoll Insurance Company Limited          1-Jan-02      31-Dec-02        SREDL       2
00002369300         Generali Colombia, Seguros Generales        1-Jan-02      31-Dec-02         RSP        2
00002894400       N.E.M. (West Indies) Insurance Limited .      1-Jan-02      31-Dec-02         RSP        2
00002894700       N.E.M. (West Indies) Insurance Limited .      1-Jan-02      31-Dec-02         RSP        2
00003293800                  El Ahorro Hondureno                1-Jan-02      31-Dec-02         RSP        2
00003293900                  El Ahorro Hondureno                1-Jan-02      31-Dec-02         RSP        2
00003446100               Instituto Nac De Seguros              1-Jan-02      31-Dec-02         RSP        2
00003447300                    Cayman General                   1-Jan-02      31-Dec-02         RSP        2
00003447400                    Cayman General                   1-Jan-02      31-Dec-02         RSP        2
00003447500                    Cayman General                   1-Jan-02      31-Dec-02         RSP        2
00003448900            Dyoll Insurance Company Limited          1-Jan-02      31-Dec-02         RSP        2
00003448900            Dyoll Insurance Company Limited          1-Jan-02      31-Dec-02         RSP        2
00003486300        Consumers' Guarantee Ins. Co. Barbados       1-Jan-02      31-Dec-02        SREDL       2


                                     A-3-9

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003486800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003486900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003489200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003489300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003492600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003502100      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003502200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003502300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003502400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003507200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003507400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003507600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003512900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003515300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003517100      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003524700      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003597100      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003597200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003716500      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003716800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003717000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003758300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003960900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003961000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003971000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003971300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003971400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003971600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003971800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003972000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003972300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat

                                                                      Effective     Expiration     Primary
Contract #                          Cedant Name                          Date           Date     Underwriter
----------                          -----------                       ---------     ----------   -----------
00003486800           Consumers' Guarantee Ins. Co. Barbados           1-Jan-02      31-Dec-02        SREDL       2
00003486900           Consumers' Guarantee Ins. Co. Barbados           1-Jan-02      31-Dec-02        SREDL       2
00003489200                 Compania Central De Seguros                1-Jan-02      31-Dec-02         RSP        2
00003489300                 Compania Central De Seguros                1-Jan-02      31-Dec-02         RSP        2
00003492600                 Seguros e Inversiones S.A.                 1-Jan-02      31-Dec-02         RSP        2
00003502100                  Seguros Santander Serfin                  1-Jan-02      31-Dec-02        AMADR       2
00003502200                  Seguros Santander Serfin                  1-Jan-02      31-Dec-02        AMADR       2
00003502300                  Seguros Santander Serfin                  1-Jan-02      31-Dec-02        AMADR       2
00003502400                  Seguros Santander Serfin                  1-Jan-02      31-Dec-02        AMADR       2
00003507200              Harmony General Insurance Company             1-Jan-02      31-Dec-02         RSP        2
00003507400              Harmony General Insurance Company             1-Jan-02      31-Dec-02        SREDL       2
00003507600              Harmony General Insurance Company             1-Jan-02      31-Dec-02        SREDL       2
00003512900              Harmony General Insurance Company             1-Jan-02      31-Dec-02        SREDL       2
00003515300          Bermuda Fire & Marine Insurance Co., Ltd          1-Jan-02      31-Dec-02         RSP        2
00003517100          N.E.M. (West Indies) Insurance Limited .          1-Jan-02      31-Dec-02         RSP        2
00003524700             Aseguradora General S.A., Guatemala            1-Jan-02      31-Dec-02        AMADR       2
00003597100                 Seguros Banamex Aegon, S.A.                1-Mar-02      28-Feb-03         RSP        2
00003597200                 Seguros Banamex Aegon, S.A.                1-Mar-02      28-Feb-03         RSP        2
00003716500               Grupo Nacional Provincial S.A.               1-Jun-02      31-May-03         RSP        2
00003716800               Grupo Nacional Provincial S.A.               1-Jun-02      31-May-03         RSP        2
00003717000               Grupo Nacional Provincial S.A.               1-Jun-02      31-May-03         RSP        2
00003758300                 INTEGRAND Assurance Company                1-May-02      30-Apr-03         RSP        2
00003960900             Aseguradora General S.A., Guatemala            1-Jan-02      31-Dec-02        AMADR       2
00003961000             Aseguradora General S.A., Guatemala            1-Jan-02      31-Dec-02        AMADR       2
00003971000      Barbados Fire & Commercial Insurance Co., Ltd.        1-Jan-02      31-Dec-02        SREDL       2
00003971300          Seguros Granai Townson Sa Cia De Seg Gen          1-Jan-02      31-Dec-02        AMADR       2
00003971800                 Seguros Nuevo Mundo S.A                    1-Jan-02      31-Dec-02        AMADR       2
00003972000                 Seguros Nuevo Mundo S.A                    1-Jan-02      31-Dec-02        AMADR       2
00003972300                 Seguros Nuevo Mundo S.A                    1-Jan-02      31-Dec-02        AMADR       2


                                     A-3-10

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003972400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003974800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003974900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003975000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003975600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003975700      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003975800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003979900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003980000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003980200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003980300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003980400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003986200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003986300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003986400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003986500      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003986600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003986800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003986900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003995800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003995900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003996000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003996100      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003996200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00004048600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00004048700      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00004048800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00004083700      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00004083800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00004084000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN961689000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN961698900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003971400       Seguros Granai Townson Sa Cia De Seg Gen      1-Jan-02      31-Dec-02        AMADR       2
00003971600       Seguros Granai Townson Sa Cia De Seg Gen      1-Jan-02      31-Dec-02        AMADR       2
00003971800               Seguros Nuevo Mundo S.A.              1-Jan-02      31-Dec-02        AMADR       2
00003972000               Seguros Nuevo Mundo S.A.              1-Jan-02      31-Dec-02        AMADR       2
00003972300               Seguros Nuevo Mundo S.A.              1-Jan-02      31-Dec-02        AMADR       2

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00003972400               Seguros Nuevo Mundo S.A.              1-Jan-02      31-Dec-02        AMADR       2
00003974800              Seguros e Inversiones S.A.             1-Jan-02      31-Dec-02         RSP        2
00003974900              Seguros e Inversiones S.A.             1-Jan-02      31-Dec-02         RSP        2
00003975000              Seguros e Inversiones S.A.             1-Jan-02      31-Dec-02         RSP        2
00003975600                  El Ahorro Hondureno                1-Jan-02      31-Dec-02         RSP        2
00003975700                  El Ahorro Hondureno                1-Jan-02      31-Dec-02         RSP        2
00003975800                  El Ahorro Hondureno                1-Jan-02      31-Dec-02         RSP        2
00003979900            Aseguradora Agricola Comercial           1-Jan-02      31-Dec-02         RSP
00003980000            Aseguradora Agricola Comercial           1-Jan-02      31-Dec-02         RSP
00003980200            Aseguradora Agricola Comercial           1-Jan-02      31-Dec-02         RSP
00003980300            Aseguradora Agricola Comercial           1-Jan-02      31-Dec-02         RSP
00003980400            Aseguradora Agricola Comercial           1-Jan-02      31-Dec-02         RSP
00003986200                Seguros Atlantida S.A.               1-Jan-02      31-Dec-02         RSP
00003986300                Seguros Atlantida S.A.               1-Jan-02      31-Dec-02         RSP
00003986400                Seguros Atlantida S.A.               1-Jan-02      31-Dec-02         RSP
00003986500                Seguros Atlantida S.A.               1-Jan-02      31-Dec-02         RSP
00003986600               Instituto Nac De Seguros              1-Jan-02      31-Dec-02         RSP
00003986800               Instituto Nac De Seguros              1-Jan-02      31-Dec-02         RSP
00003986900               Instituto Nac De Seguros              1-Jan-02      31-Dec-02         RSP
00003995800         Internacional de Seguros, El Salvador       1-Jan-02      31-Dec-02         RSP
00003995900         Internacional de Seguros, El Salvador       1-Jan-02      31-Dec-02         RSP
00003996000         Internacional de Seguros, El Salvador       1-Jan-02      31-Dec-02         RSP
00003996100         Internacional de Seguros, El Salvador       1-Jan-02      31-Dec-02         RSP
00003996200         Internacional de Seguros, El Salvador       1-Jan-02      31-Dec-02         RSP
00004048600               Aseguradora Mundial, S.A.             1-Apr-02      31-Mar-03         RSP
00004048700               Aseguradora Mundial, S.A.             1-Apr-02      31-Mar-03         RSP
00004048800               Aseguradora Mundial, S.A.             1-Apr-02      31-Mar-03         RSP
00004083700              Antilles Insurance Company             1-May-02      30-Apr-03         RSP
00004083800              Antilles Insurance Company             1-May-02      30-Apr-03         RSP
00004084000              Antilles Insurance Company             1-May-02      30-Apr-03         RSP
TN961689000                Cia De Seg Bolivar S.A.              1-Jan-02      31-Dec-02         RSP
TN961698900                Cia De Seg Bolivar S.A.              1-Jan-02      31-Dec-02         RSP


                                     A-3-11

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
TN961738300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN970023600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN970024000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN970024200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN970024300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN970048800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN970049000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN970064000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN970084600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN970084700      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN970084800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003969300      2002            LA/Caribbean Risk XL             0091       Intl Ppty Tty X/S Cat
00003560300      2002               Mexico Cat XL                 0091       Intl Ppty Tty X/S Cat
00003986000      2002               Mexico Cat XL                 0091       Intl Ppty Tty X/S Cat
00003986100      2002               Mexico Cat XL                 0091       Intl Ppty Tty X/S Cat
TN961771200      2002        Mexico, Latin America Cat XL         0091       Intl Ppty Tty X/S Cat

TN970253800      2002                  Misc. XL                   0091       Intl Ppty Tty X/S Cat

TN970255600      2002                  Misc. XL                   0091       Intl Ppty Tty X/S Cat
00003991000      2002              Mortgage A/C XL                0091       Intl Ppty Tty X/S Cat
00003991100      2002              Mortgage A/C XL                0091       Intl Ppty Tty X/S Cat
00003991200      2002              Mortgage A/C XL                0091       Intl Ppty Tty X/S Cat
00003991300      2002              Mortgage A/C XL                0091       Intl Ppty Tty X/S Cat

00002506200      2002          Movable All Risks 1st XL           0091       Intl Ppty Tty X/S Cat

00002506400      2002          Movable All Risks 2nd XL           0091       Intl Ppty Tty X/S Cat
00004062900      2002       National Housing Trust Cat XL         0091       Intl Ppty Tty X/S Cat
00004063800      2002       National Housing Trust Cat XL         0091       Intl Ppty Tty X/S Cat
TF873709000      2002              NATL EQ FUND X/L               0091       Intl Ppty Tty X/S Cat
00003981900      2002                Net Account                  0091       Intl Ppty Tty X/S Cat
00003982000      2002                Net Account                  0091       Intl Ppty Tty X/S Cat
00003982100      2002                Net Account                  0091       Intl Ppty Tty X/S Cat

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
TN961738300            Anchorage General Ins Limited           1-Jan-02      31-Dec-02        SREDL
TN970023600             INTEGRAND Assurance Company            1-May-02      30-Apr-03         RSP
TN970024000            Cooperativa Seguros Multi PR            1-Apr-02      31-Mar-03         RSP
TN970024200            Cooperativa Seguros Multi PR            1-Apr-02      31-Mar-03         RSP
TN970024300            Cooperativa Seguros Multi PR            1-Apr-02      31-Mar-03         RSP
TN970048800        Generali Colombia, Seguros Generales        1-Jan-02      31-Dec-02         RSP
TN970049000        Generali Colombia, Seguros Generales        1-Jan-02      31-Dec-02         RSP
TN970064000             Antilles Insurance Company             1-May-02      30-Apr-03         RSP
TN970084600                 Seguros RocaFuerte                 1-Jan-02      31-Dec-02         RSP
TN970084700                 Seguros RocaFuerte                 1-Jan-02      31-Dec-02         RSP
TN970084800                 Seguros RocaFuerte                 1-Jan-02      31-Dec-02         RSP
00003969300            Royal & SunAlliance USA, Inc.           1-Jan-02      31-Dec-02         RSP        2
00003560300       American International Underwriters, NY      1-Jan-02      31-Dec-02         RSP        2
00003986000       American International Underwriters, NY      1-Jan-02      31-Dec-02         RSP
00003986100       American International Underwriters, NY      1-Jan-02      31-Dec-02         RSP
TN961771200       American International Underwriters, NY      1-Jan-02      31-Dec-02         RSP
                 Barbados Fire & Commercial Insurance Co.,
TN970253800                        Ltd.                        1-Jan-02      31-Dec-02        SREDL
                 Barbados Fire & Commercial Insurance Co.,
TN970255600                        Ltd.                        1-Jan-02      31-Dec-02        SREDL
00003991000             Seguros e Inversiones S.A.             1-Jan-02      31-Dec-02         RSP
00003991100             Seguros e Inversiones S.A.             1-Jan-02      31-Dec-02         RSP
00003991200             Seguros e Inversiones S.A.             1-Jan-02      31-Dec-02         RSP
00003991300             Seguros e Inversiones S.A.             1-Jan-02      31-Dec-02         RSP
                   The Nichido Fire and Marine Insurance
00002506200                    Company, Ltd.                   1-Apr-02      31-Mar-03         DMK        2
                   The Nichido Fire and Marine Insurance
00002506400                    Company, Ltd.                   1-Apr-02      31-Mar-03         DMK        2
00004062900            Insurance Co of North America           1-Apr-02      31-Mar-03         RSP
00004063800            Insurance Co of North America           1-Apr-02      31-Mar-03         RSP
TF873709000        Icelandic Catastrophe Insurance Fund        1-Jan-02      31-Dec-02         KSM
00003981900            Puerto Rican-American Ins Co            1-Jan-02      31-Dec-02         RSP
00003982000            Puerto Rican-American Ins Co            1-Jan-02      31-Dec-02         RSP
00003982100            Puerto Rican-American Ins Co            1-Jan-02      31-Dec-02         RSP


                                     A-3-12

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003982200      2002                Net Account                  0091       Intl Ppty Tty X/S Cat
00004000100      2002       Prop. Risk & Event XOL -3rd La        0091       Intl Ppty Tty X/S Cat
00004000200      2002       Prop. Risk & Event XOL -4th La        0091       Intl Ppty Tty X/S Cat
00002326900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00002327000      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00002959700      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00002959800      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00002959900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00002960000      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00002960300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00002961300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003349800      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003482500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003482600      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003482600      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003492500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003503500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003503900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003511900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003518400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003518500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003520700      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003553500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003553700      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003553800      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003790500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003949400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003950200      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003950300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003950400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003950500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003966600      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
00003982200            Puerto Rican-American Ins Co            1-Jan-02      31-Dec-02         RSP
00004000100                Kuo Hua Ins. Co. Ltd.               1-Jan-02      31-Dec-02         EYM
00004000200                Kuo Hua Ins. Co. Ltd.               1-Jan-02      31-Dec-02         EYM
00002326900                Seguros Triple-S Inc                1-Jan-02      31-Dec-02         RSP        2
00002327000                Seguros Triple-S Inc                1-Jan-02      31-Dec-02         RSP        2
00002959700          Insurance Company of the Bahamas          1-Jan-02      31-Dec-02         RSP        2
00002959800          Insurance Company of the Bahamas          1-Jan-02      31-Dec-02         RSP        2
00002959900          Insurance Company of the Bahamas          1-Jan-02      31-Dec-02         RSP        2
00002960000          Insurance Company of the Bahamas          1-Jan-02      31-Dec-02         RSP        2
00002960300             National Insurance Company             1-Jan-02      31-Dec-02         RSP        2
00002961300             National Insurance Company             1-Jan-02      31-Dec-02         RSP
00003349800            Compania de Seguros Ganadera            1-Jan-02      31-Dec-02         RSP        2
00003482500        Royal & Sunalliance Chile Seguros SA        1-Jan-02      31-Dec-02         RSP        2
00003482600        Royal & Sunalliance Chile Seguros SA        1-Jan-02      31-Dec-02         RSP        2
00003482600        Royal & Sunalliance Chile Seguros SA        1-Jan-02      31-Dec-02         RSP        2
00003492500         Compania Nacional De Seg.S.A.Panama        1-Jan-02      31-Dec-02         RSP        2
00003503500         West Indies Alliance Insurance Co.         1-Jan-02      31-Dec-02         RSP        2
00003503900         West Indies Alliance Insurance Co.         1-Jan-02      31-Dec-02        SREDL       2
00003511900            Royal & SunAlliance Ins (PR)            1-Jan-02      31-Dec-02         RSP        2
00003518400             National Insurance Company             1-Jan-02      31-Dec-02         RSP        2
00003518500             National Insurance Company             1-Jan-02      31-Dec-02         RSP        2
00003520700                   Seguros Colmena                  1-Jan-02      31-Dec-02         RSP        2
00003553500            Royal & SunAlliance Ins (PR)            1-Jan-02      31-Dec-02         RSP        2
00003553700            Royal & SunAlliance Ins (PR)            1-Jan-02      31-Dec-02         RSP        2
00003553800            Royal & SunAlliance Ins (PR)            1-Jan-02      31-Dec-02         RSP        2
00003790500                 Seguros Sucre, S.A.                1-Jan-02      31-Dec-02         RSP        2
00003949400     General Accident Insurance Company, Jamaica    1-Jan-02      31-Dec-02        SREDL       2
00003950200     General Accident Insurance Company, Jamaica    1-Jan-02      31-Dec-02        SREDL       2
00003950300     General Accident Insurance Company, Jamaica    1-Jan-02      31-Dec-02        SREDL       2
00003950400     General Accident Insurance Company, Jamaica    1-Jan-02      31-Dec-02        SREDL       2
00003950500     General Accident Insurance Company, Jamaica    1-Jan-02      31-Dec-02        SREDL       2
00003966600         Compania Nacional De Seg.S.A.Panama        1-Jan-02      31-Dec-02         RSP        2


                                     A-3-13

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003977500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003977900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003978000      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003978100      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003982300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003984400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003984500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003985300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003985500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003989300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003989400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003989500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003989600      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003990200      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003990300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003990400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003990600      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003990700      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003990800      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003990900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003991800      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003991900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003992700      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003992800      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003992900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003993000      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
TN961750000      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
TN961750300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
TN961750400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
TN961750500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
TN970997400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
TN971000400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
00003977500       Seguridad, Compania Anonima De Seguros       1-Jan-02      31-Dec-02         RSP        2
00003977900       Seguridad, Compania Anonima De Seguros       1-Jan-02      31-Dec-02         RSP
00003978000       Seguridad, Compania Anonima De Seguros       1-Jan-02      31-Dec-02         RSP
00003978100       Seguridad, Compania Anonima De Seguros       1-Jan-02      31-Dec-02         RSP
00003982300                Seguros Triple-S Inc                1-Jan-02      31-Dec-02         RSP
00003984400         West Indies Alliance Insurance Co.         1-Jan-02      31-Dec-02         RSP
00003984500         West Indies Alliance Insurance Co.         1-Jan-02      31-Dec-02         RSP
00003985300              Union Y Desarrollo, S.A.              1-Jan-02      31-Dec-02         RSP
00003985500              Union Y Desarrollo, S.A.              1-Jan-02      31-Dec-02         RSP
00003989300               Mapfre Seguros Columbia              1-Jan-02      31-Dec-02         RSP
00003989400               Mapfre Seguros Columbia              1-Jan-02      31-Dec-02         RSP
00003989500               Mapfre Seguros Columbia              1-Jan-02      31-Dec-02         RSP
00003989600               Mapfre Seguros Columbia              1-Jan-02      31-Dec-02         RSP
00003990200            Compania de Seguros Ganadera            1-Jan-02      31-Dec-02         RSP
00003990300            Compania de Seguros Ganadera            1-Jan-02      31-Dec-02         RSP
00003990400            Compania de Seguros Ganadera            1-Jan-02      31-Dec-02         RSP
00003990600                Seguros Tepeyac, S.A.               1-Jan-02      31-Dec-02         RSP
00003990700                Seguros Tepeyac, S.A.               1-Jan-02      31-Dec-02         RSP
00003990800                Seguros Tepeyac, S.A.               1-Jan-02      31-Dec-02         RSP
00003990900                Seguros Tepeyac, S.A.               1-Jan-02      31-Dec-02         RSP
00003991800        Royal & Sunalliance Chile Seguros SA        1-Jan-02      31-Dec-02         RSP
00003991900        Royal & Sunalliance Chile Seguros SA        1-Jan-02      31-Dec-02         RSP
00003992700                   Seguros Colmena                  1-Jan-02      31-Dec-02         RSP
00003992800                   Seguros Colmena                  1-Jan-02      31-Dec-02         RSP
00003992900                   Seguros Colmena                  1-Jan-02      31-Dec-02         RSP
00003993000                   Seguros Colmena                  1-Jan-02      31-Dec-02         RSP
TN961750000             Universal Insurance Co (PR)            1-Jul-02      30-Jun-03         RSP
TN961750300             Universal Insurance Co (PR)            1-Jul-02      30-Jun-03         RSP
TN961750400             Universal Insurance Co (PR)            1-Jul-02      30-Jun-03         RSP
TN961750500             Universal Insurance Co (PR)            1-Jul-02      30-Jun-03         RSP
TN970997400                Seguros Triple-S Inc                1-Jan-02      31-Dec-02         RSP
TN971000400                Seguros Triple-S Inc                1-Jan-02      31-Dec-02         RSP


                                     A-3-14

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003525800      2002         Property Cat XL 1st.Layer           0091       Intl Ppty Tty X/S Cat
00003525900      2002         Property Cat XL 2nd Layer           0091       Intl Ppty Tty X/S Cat
00003526000      2002         Property Cat XL 3rd Layer           0091       Intl Ppty Tty X/S Cat
00004000000      2002       Property Cat. XOL - 4th layer         0091       Intl Ppty Tty X/S Cat
00003995700      2002          Property Clash Cover XL            0091       Intl Ppty Tty X/S Cat
00003595900      2002             Property Clash XL               0091       Intl Ppty Tty X/S Cat
00003595900      2002             Property Clash XL               0091       Intl Ppty Tty X/S Cat
00004000400      2002       Property Event XOL - 4th layer        0091       Intl Ppty Tty X/S Cat
00004000500      2002       Property Event XOL - 5th layer        0091       Intl Ppty Tty X/S Cat
00003969500      2002            Property Per Risk XL             0091       Intl Ppty Tty X/S Cat
00004000300      2002       Property Risk & Event XOL-3rd         0091       Intl Ppty Tty X/S Cat
00003523700      2002           Property Risk/Event XL            0091       Intl Ppty Tty X/S Cat
00003025500      2002                Property XL                  0091       Intl Ppty Tty X/S Cat
00003504200      2002                    RPP                      0091       Intl Ppty Tty X/S Cat
00000903500      2002                   RPP XL                    0091       Intl Ppty Tty X/S Cat
00003990000      2002              Shortfall Cat XL               0091       Intl Ppty Tty X/S Cat
TN971013300      2002                Tent Plan XL                 0091       Intl Ppty Tty X/S Cat
TN971013600      2002                Tent Plan XL                 0091       Intl Ppty Tty X/S Cat
00004105100      2002                USVI Cat XL                  0091       Intl Ppty Tty X/S Cat
00004105200      2002                USVI Cat XL                  0091       Intl Ppty Tty X/S Cat
00004105300      2002                USVI Cat XL                  0091       Intl Ppty Tty X/S Cat

00002510400      2002            W/F Prop CAT 1st XL              0091       Intl Ppty Tty X/S Cat

00002510600      2002            W/F Prop CAT 2nd XL              0091       Intl Ppty Tty X/S Cat

00002510700      2002            W/F Prop CAT 3rd XL              0091       Intl Ppty Tty X/S Cat

00002510800      2002            W/F Prop CAT 4th XL              0091       Intl Ppty Tty X/S Cat

00002516100      2002            W/F Prop Cat 5th X/L             0091       Intl Ppty Tty X/S Cat
00003848600      2002       1L Risk XL on Russian Prim Pty        0090       Intl Ppty Tty X/S Risk
00003975900      2002       1L Rsk XL on Russian Prim Pty         0090       Intl Ppty Tty X/S Risk
00004001800      2002       2L Risk XL on Russian Prim Pty        0090       Intl Ppty Tty X/S Risk

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
00003525800              State Insurance Institute             1-Jan-02      31-Dec-02         DMD        2
00003525900              State Insurance Institute             1-Jan-02      31-Dec-02         DMD        2
00003526000              State Insurance Institute             1-Jan-02      31-Dec-02         DMD        2
00004000000                 South China Ins Co                 1-Jan-02      31-Dec-02         EYM
00003995700                Seguros Triple-S Inc                1-Jan-02      31-Dec-02         RSP
00003595900        Royal & Sunalliance Chile Seguros SA        1-Feb-02      31-Jan-03         RSP        2
00003595900        Royal & Sunalliance Chile Seguros SA        1-Feb-02      31-Jan-03         RSP        2
00004000400                  Taian Ins Co Ltd                  1-Jan-02      31-Dec-02         EYM
00004000500                  Taian Ins Co Ltd                  1-Jan-02      31-Dec-02         EYM
00003969500            Royal & SunAlliance USA, Inc.           1-Jan-02      31-Dec-02         RSP        2
00004000300                  Taian Ins Co Ltd                  1-Jan-02      31-Dec-02         EYM
00003523700         Lithuanian State Insurance Company         1-Jan-02      31-Dec-02         DMD        2
00003025500         Lithuanian State Insurance Company         1-Jan-02      31-Dec-02         DMD        2
00003504200         West Indies Alliance Insurance Co.         1-Jan-02      31-Dec-02         RSP        2
00000903500            Cooperativa Seguros Multi PR            1-Apr-02      31-Mar-03         RSP        2
00003990000                Seguros Triple-S Inc                1-Jan-02      31-Dec-02         RSP
TN971013300           Grupo Nacional Provincial S.A.           1-Jun-02      31-May-03         RSP
TN971013600           Grupo Nacional Provincial S.A.           1-Jun-02      31-May-03         RSP
00004105100       Island Heritage Insurance Company Ltd.       1-Jul-02      1-Apr-03          RSP
00004105200       Island Heritage Insurance Company Ltd.       1-Jul-02      1-Apr-03          RSP
00004105300       Island Heritage Insurance Company Ltd.       1-Jul-02      1-Apr-03          RSP
                 The Fuji Fire & Marine Insurance Company,
00002510400                       Limited                      1-Apr-02      31-Mar-03         DMK        2
                 The Fuji Fire & Marine Insurance Company,
00002510600                       Limited                      1-Apr-02      31-Mar-03         DMK        2
                 The Fuji Fire & Marine Insurance Company,
00002510700                       Limited                      1-Apr-02      31-Mar-03         DMK        2
                 The Fuji Fire & Marine Insurance Company,
00002510800                       Limited                      1-Apr-02      31-Mar-03         DMK        2
                 The Fuji Fire & Marine Insurance Company,
00002516100                       Limited                      1-Apr-02      31-Mar-03         DMK        2
00003848600                     Ingosstrakh                    1-Jan-02      31-Dec-02         DMD        2
00003975900                       ROS NO                       1-Jan-02      31-Dec-02         LYM        2
00004001800                     Ingosstrakh                    1-Jan-02      31-Dec-02         LYM


                                     A-3-15

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003976000      2002       2L Rsk XL on Russian Prim Pty         0090       Intl Ppty Tty X/S Risk
00002974500      2002          2L Rsk XL on WW Fac Pty            0090       Intl Ppty Tty X/S Risk
00003849000      2002       3L Risk XL on Russian Prim Pty        0090       Intl Ppty Tty X/S Risk
00003997800      2002       3L Rsk XL on WW ex/USA Fac Pty        0090       Intl Ppty Tty X/S Risk
00002974700      2002          3L Rsk XL on WW Fac Pty            0090       Intl Ppty Tty X/S Risk
00003490000      2002          Back-Up Per-Risk CAT XL            0090       Intl Ppty Tty X/S Risk
00003545700      2002        Bahamas (Fire Only) Risk XL          0090       Intl Ppty Tty X/S Risk
00003973100      2002        Bahamas (Fire Only) Risk XL          0090       Intl Ppty Tty X/S Risk
00002372600      2002         Dom. Ouvr. & Decennale XL           0090       Intl Ppty Tty X/S Risk

00002347000      2002              Fire Per Risk XL               0090       Intl Ppty Tty X/S Risk

00002347100      2002              Fire Per Risk XL               0090       Intl Ppty Tty X/S Risk

00003976900      2002              Fire Per Risk XL               0090       Intl Ppty Tty X/S Risk
00003994500      2002              Fire Per Risk XL               0090       Intl Ppty Tty X/S Risk
00003994600      2002              Fire Per Risk XL               0090       Intl Ppty Tty X/S Risk
00003994700      2002              Fire Per Risk XL               0090       Intl Ppty Tty X/S Risk
00004049300      2002              Fire Per Risk XL               0090       Intl Ppty Tty X/S Risk
00004049400      2002              Fire Per Risk XL               0090       Intl Ppty Tty X/S Risk
00004049500      2002              Fire Per Risk XL               0090       Intl Ppty Tty X/S Risk
00002373100      2002                Fire Risk XL                 0090       Intl Ppty Tty X/S Risk
00003972900      2002                Fire Risk XL                 0090       Intl Ppty Tty X/S Risk
00003993600      2002                Fire Risk XL                 0090       Intl Ppty Tty X/S Risk
00003993700      2002                Fire Risk XL                 0090       Intl Ppty Tty X/S Risk
00003993800      2002                Fire Risk XL                 0090       Intl Ppty Tty X/S Risk
00003155300      2002       Long Term Fire Risk -3rd layer        0090       Intl Ppty Tty X/S Risk
00003666800      2002        Long Term Fire Risk XOL-2nd          0090       Intl Ppty Tty X/S Risk
TN961787100      2002             Property Per Risk               0090       Intl Ppty Tty X/S Risk

00003619200      2002             Property Risk X/L               0090       Intl Ppty Tty X/S Risk
00003490100      2002              Property Risk XL               0090       Intl Ppty Tty X/S Risk
00003490200      2002              Property Risk XL               0090       Intl Ppty Tty X/S Risk
00003884700      2002        Property Risk XOL-2nd layer          0090       Intl Ppty Tty X/S Risk

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
00003976000                       ROS NO                       1-Jan-02      31-Dec-02         LYM        2
00002974500          Mutuelle Centrale de Reassurance          1-Jan-02      31-Dec-02         LYM        2
00003849000                     Ingosstrakh                    1-Jan-02      31-Dec-02         DMD        2
00003997800               Alea Group Holdings AG               1-Jan-02      31-Dec-02         LYM
00002974700          Mutuelle Centrale de Reassurance          1-Jan-02      31-Dec-02         LYM        2
00003490000            Royal & SunAlliance Ins (PR)            1-Jan-02      31-Dec-02         RSP        2
00003545700          United Insurance Company Limited          1-Jan-02      31-Dec-02         RSP        2
00003973100          United Insurance Company Limited          1-Jan-02      31-Dec-02         RSP        2
00002372600                     SCOR Group                     1-Jan-02      31-Dec-02         LYM        2
                 Barbados Fire & Commercial Insurance Co.,
00002347000                        Ltd.                        1-Jan-02      31-Dec-02         RSP        2
                 Barbados Fire & Commercial Insurance Co.,
00002347100                        Ltd.                        1-Jan-02      31-Dec-02         RSP        2
                 Barbados Fire & Commercial Insurance Co.,
00003976900                        Ltd.                        1-Jan-02      31-Dec-02         RSP        2
00003994500        Internacional de Seguros, El Salvador       1-Jan-02      31-Dec-02         RSP
00003994600        Internacional de Seguros, El Salvador       1-Jan-02      31-Dec-02         RSP
00003994700        Internacional de Seguros, El Salvador       1-Jan-02      31-Dec-02         RSP
00004049300              Aseguradora Mundial, S.A.             1-Apr-02      31-Mar-03         RSP
00004049400              Aseguradora Mundial, S.A.             1-Apr-02      31-Mar-03         RSP
00004049500              Aseguradora Mundial, S.A.             1-Apr-02      31-Mar-03         RSP
00002373100       National General Insurance Corporation       1-Jan-02      31-Dec-02         RSP        2
00003972900       National General Insurance Corporation       1-Jan-02      31-Dec-02         RSP        2
00003993600              Summit Insurance Co. Ltd.             1-Jan-02      31-Dec-02         RSP
00003993700              Summit Insurance Co. Ltd.             1-Jan-02      31-Dec-02         RSP
00003993800              Summit Insurance Co. Ltd.             1-Jan-02      31-Dec-02         RSP
00003155300             Korean Reinsurance Company             1-Apr-02      31-Mar-03         EYM        2
00003666800             Korean Reinsurance Company             1-Apr-02      31-Mar-03         EYM        2
TN961787100             INTEGRAND Assurance Company            1-Apr-02      31-Mar-03         RSP
                 The Nisshin Fire & Marine Insurance Co.,
00003619200                        Ltd.                        1-Apr-02      31-Mar-03         DMK        2
00003490100            Royal & SunAlliance Ins (PR)            1-Jan-02      31-Dec-02         RSP        2
00003490200            Royal & SunAlliance Ins (PR)            1-Jan-02      31-Dec-02         RSP        2
00003884700                 South China Ins Co                 1-Jan-02      31-Dec-02         EYM        2


                                     A-3-16

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003972700      2002               S/Fall Risk XL                0090       Intl Ppty Tty X/S Risk
00003391200      2002            Umbrella Quota Share             0130           NA Cas Tty P/R
00003442300      2002            Umbrella Quota Share             0130           NA Cas Tty P/R
00003238600      2002            Sec B) 5 x 5 <10 D&O             0130           NA Cas Tty P/R
00003238700      2002       Sec C) 5 x 5 <10 All Other Pro        0130           NA Cas Tty P/R
00003238800      2002         Sec D) 10 x 10 All XS Prof          0130           NA Cas Tty P/R
00003429400      2002                Sec E) 2 x 3                 0130           NA Cas Tty P/R
00003238500      2002             Sec. A) D&O 3 x 2               0130           NA Cas Tty P/R
00002300800      2002                Umbrella QS                  0130           NA Cas Tty P/R
00003411900      2002              Prof. Liab. 3rd                0130           NA Cas Tty P/R
00002551200      2002           Umb Occurrence Program            0130           NA Cas Tty P/R
00003382100      2002            Var. Q.S. - 1st $50M             0130           NA Cas Tty P/R
00001003100      2002                TOPRISK-Cas.                 0130           NA Cas Tty P/R
TC950570400      2002           LAYERED CASUALTY Q.S.             0130           NA Cas Tty P/R
00003595700      2002            Umbrella Quota Share             0130           NA Cas Tty P/R
00004100200      2002              CHUG prof. Liab                0130           NA Cas Tty P/R
00002383900      2002            Umbrella Quota Share             0130           NA Cas Tty P/R
00003243900      2002              1st Casualty XS                0130           NA Cas Tty P/R
00001119801      2002          High Excess Quota Share            0130           NA Cas Tty P/R
TC961396901      2002         Lead Casualty Quota Share           0130           NA Cas Tty P/R
00003705500      2002            Second Umbrella XOL              0130           NA Cas Tty P/R
TC950166700      2002                  E&O Q/S                    0136        NA Cas Tty P/R LPIC
00003474100      2002          2nd Cat Excess One Year            0140           NA Cas Tty X/S
TP920211300      2002            2nd Prop Cat/ 3 year             0140           NA Cas Tty X/S
00003474200      2002          3rd Cat Excess One Year            0140           NA Cas Tty X/S
TP940428700      2002            3rd Prop Cat/ 3 year             0140           NA Cas Tty X/S
00003474000      2002         First Cat Excess One Year           0140           NA Cas Tty X/S
TP930327200      2002            First PropCat/3 year             0140           NA Cas Tty X/S
00003390900      2002        1st Casualty Excess of Loss          0140           NA Cas Tty X/S
00003391000      2002        2nd Casualty Excess of Loss          0140           NA Cas Tty X/S
00003790600      2002       APEX-Multi Line Excess of Loss        0140           NA Cas Tty X/S

00004087100      2002                  2nd Agg.                   0140           NA Cas Tty X/S

                                                                Effective     Expiration       Primary
Contract #                        Cedant Name                      Date           Date       Underwriter
----------                        -----------                   ---------     ----------     -----------
00003972700                  Seguros Triple-S Inc                1-Jan-02      31-Dec-02           RSP        2
00003391200                Agway Insurance Company               1-Jan-02      31-Dec-02          SSCHU       2
00003442300                German Mutual Ins Co (OH)             1-Jan-02      31-Dec-02          SSCHU       2
00003238600                   W.R. Berkley Group                 1-Jan-02      31-Dec-02          JYULG       2
00003238700                   W.R. Berkley Group                 1-Jan-02      31-Dec-02          JYULG       2
00003238800                   W.R. Berkley Group                 1-Jan-02      31-Dec-02          JYULG       2
00003429400                   W.R. Berkley Group                 1-Jan-02      31-Dec-02          JYULG       2
00003238500                   W.R. Berkley Group                 1-Jan-02      31-Dec-02          JYULG       2
00002300800               Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02          SSCHU       2
00003411900                    XL Insurance Ltd                  1-Jan-02      31-Dec-02          JYULG       2
00002551200                    XL Insurance Ltd                  1-Jan-02      31-Dec-02          JYULG       2
00003382100                    XL Insurance Ltd                  1-Jan-02      31-Dec-02          JYULG       2
00001003100              Zurich American Ins Co of IL            1-Jan-02      31-Dec-02          JBEND       2
TC950570400                 NLC Mutual Insurance Co              1-Apr-02      31-Mar-03          JBEND
00003595700                Illinois Casualty Company             1-Apr-02      31-Mar-03          THEIN       2
00004100200                Old Republic Insurance Co             1-Apr-02      31-Mar-03          ASARI
00002383900              Zurich American Ins Co of IL            1-Apr-02      31-Mar-03          JBEND       2
00003243900                       ACE Limted                    15-Apr-02      14-Apr-03          BENKO       2
00001119801                       ACE Limted                    15-Apr-02      14-Apr-03          BENKO       2
TC961396901                       ACE Limted                    15-Apr-02      14-Apr-03          BENKO
00003705500                       ACE Limted                    15-Apr-02      14-Apr-03          BENKO       2
TC950166700             Lawyers' Professional Indemnity          1-Jan-02      31-Dec-02          MSMIL
00003474100                 Federated Mutual Ins Co              1-Jan-02      31-Dec-02          SZILI       2
TP920211300                 Federated Mutual Ins Co              1-Jan-02      31-Dec-02          SZILI
00003474200                 Federated Mutual Ins Co              1-Jan-02      31-Dec-02          SZILI       2
TP940428700                 Federated Mutual Ins Co              1-Jan-02      31-Dec-02          SZILI
00003474000                 Federated Mutual Ins Co              1-Jan-02      31-Dec-02          SZILI       2
TP930327200                 Federated Mutual Ins Co              1-Jan-02      31-Dec-02          SZILI
00003390900                Agway Insurance Company               1-Jan-02      31-Dec-02          SSCHU       2
00003391000                Agway Insurance Company               1-Jan-02      31-Dec-02          SSCHU       2
00003790600         American Safety Casualty Insurance Co.       1-Jan-02      31-Dec-02          KFRY        2
                 Associated Electric & Gas Insurance Services
00004087100                     Limited (AEGIS)                  1-Jan-02      31-Dec-02          MSMIL


                                     A-3-17

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003812500      2002        General Commercial Auto XOL          0140           NA Cas Tty X/S
00003481300      2002            1st Workers Comp XOL             0140           NA Cas Tty X/S
00003794400      2002            2nd Workers Comp XOL             0140           NA Cas Tty X/S
00003970400      2002            3rd Workers Comp XOL             0140           NA Cas Tty X/S
00003842500      2002         Combination Excess of Loss          0140           NA Cas Tty X/S
00003883000      2002        2nd Casualty Excess of Loss          0140           NA Cas Tty X/S
00003442200      2002             1st Multi Line XOL              0140           NA Cas Tty X/S
00003470900      2002            1st Multiline Excess             0140           NA Cas Tty X/S
00003471000      2002            2nd Multiline Excess             0140           NA Cas Tty X/S
00003568700      2002              1ST Agg. Excess                0140           NA Cas Tty X/S
00003568800      2002              2nd Agg. Excess                0140           NA Cas Tty X/S
00003936000      2002                   1st WC                    0140           NA Cas Tty X/S
00003355500      2002       1st Casualty Per Occurrence XO        0140           NA Cas Tty X/S
00003546900      2002       2nd Casualty Per occurrence XO        0140           NA Cas Tty X/S
00003547000      2002       3rd Casuatly per Occurrence XO        0140           NA Cas Tty X/S
TC970054000      2002             First Casualty xol              0140           NA Cas Tty X/S
00003831800      2002         Combination Excess of Loss          0140           NA Cas Tty X/S
00002930100      2002          Underlying Casualty XOL            0140           NA Cas Tty X/S
00003470700      2002          Workers Compensation XOL           0140           NA Cas Tty X/S
00003488200      2002          United Educators Umb/XS            0140           NA Cas Tty X/S
00004034200      2002                  7 CL WC                    0140           NA Cas Tty X/S
00004015200      2002           1st Auto Aggregate XOL            0140           NA Cas Tty X/S
00002300600      2002             1st Multi-Line XOL              0140           NA Cas Tty X/S
00002300700      2002             2nd Multi-Line XOL              0140           NA Cas Tty X/S
00002360100      2002              3rd Casualty XOL               0140           NA Cas Tty X/S
00003411000      2002               Prof. Liab 2nd                0140           NA Cas Tty X/S
00003188700      2002              Prof. Liab. 1st                0140           NA Cas Tty X/S
00003817600      2002             TRAX - 1st Cas XOL              0140           NA Cas Tty X/S
00002341900      2002             TRAX - 2nd Cas XOL              0140           NA Cas Tty X/S
00002328800      2002           NCI - 1st Casualty XOL            0140           NA Cas Tty X/S
TP000358100      2002           1st Prop Per Risk "XH"            0140           NA Cas Tty X/S

                                                                Effective     Expiration     Primary
Contract #                        Cedant Name                      Date           Date     Underwriter
----------                        -----------                   ---------     ----------   -----------
00003812500          Capital City Insurance Company, Inc.        1-Jan-02      31-Dec-02        THEIN       2
00003481300              Cumberland Mutual Fire Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003794400              Cumberland Mutual Fire Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003970400              Cumberland Mutual Fire Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003842500             Farmers and Merchants Mut Fire           1-Jan-02      31-Dec-02        THEIN       2
00003883000             General Fire & Casualty Company          1-Jan-02      31-Dec-02        THEIN       2
00003442200                German Mutual Ins Co (OH)             1-Jan-02      31-Dec-02        SSCHU       2
00003470900                Illinois Casualty Company             1-Jan-02      31-Dec-02        THEIN       2
00003471000                Illinois Casualty Company             1-Jan-02      31-Dec-02        THEIN       2
00003568700         Lawyers Professional Indemnity Company       1-Jan-02      31-Dec-02        MSMIL       2
00003568800         Lawyers Professional Indemnity Company       1-Jan-02      31-Dec-02        MSMIL       2
00003936000              Louisiana Workers' Comp Corp            1-Jan-02      31-Dec-02        MSMIL       2
00003355500               National Grange Mutual Ins             1-Jan-02      31-Dec-02        JBEND       2
00003546900               National Grange Mutual Ins             1-Jan-02      31-Dec-02        JBEND       2
00003547000               National Grange Mutual Ins             1-Jan-02      31-Dec-02        JBEND       2
TC970054000                Nationwide Mutual Ins Co              1-Jan-02      31-Dec-02        MSMIL
00003831800               Northern Mutual Ins Co (MI)            1-Jan-02      31-Dec-02        THEIN       2
00002930100               Pennsylvania Mfrs Assn Ins             1-Jan-02      31-Dec-02        TKELL       2
00003470700            Realm National Insurance Company          1-Jan-02      31-Dec-02        JBEND       2
00003488200               United Educators Ins a RRRG            1-Jan-02      31-Dec-02        TKELL       2
00004034200             Utica National Ins Co of Texas           1-Jan-02      31-Dec-02        MSMIL
00004015200               Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02        SSCHU
00002300600               Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02        SSCHU       2
00002300700               Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02        SSCHU       2
00002360100               Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02        SSCHU       2
00003411000                    XL Insurance Ltd                  1-Jan-02      31-Dec-02        JYULG       2
00003188700                    XL Insurance Ltd                  1-Jan-02      31-Dec-02        JYULG       2
00003817600               National Interstate Ins Co             1-Feb-02      31-Jan-03        THEIN       2
00002341900               National Interstate Ins Co             1-Feb-02      31-Jan-03        THEIN       2
00002328800              Zurich American Ins Co of IL            1-Mar-02      28-Feb-03        THEIN       2
TP000358100                 Crum and Forster Ins Co              2-Mar-02      1-May-03         JRODD


                                     A-3-18

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003609900      2002           1st PPA Liability XOL             0140           NA Cas Tty X/S
00003191900      2002                 1st layer                   0140           NA Cas Tty X/S
00002830200      2002          Traditional Trucking XOL           0140           NA Cas Tty X/S
00003408700      2002        Trucking Clash & Basket XOL          0140           NA Cas Tty X/S
00003408600      2002            Voyager Trucking XOL             0140           NA Cas Tty X/S
00003117200      2002            CHUG Prof Liab Prog              0140           NA Cas Tty X/S
00003191800      2002           CHUG Prof Liab Prog 2             0140           NA Cas Tty X/S
00003741800      2002           M/L HO & Auto Per Risk            0140           NA Cas Tty X/S
00003764900      2002             4th Excess of Loss              0140           NA Cas Tty X/S
TC853834900      2002                  2 WC CL                    0147        NA Cas Tty X/S Clash
TC890097300      2002                  3 WC CL                    0147        NA Cas Tty X/S Clash
00003925600      2002                    3 CL                     0147        NA Cas Tty X/S Clash
00004055200      2002                  5 CL WC                    0147        NA Cas Tty X/S Clash
00003391100      2002             3rd Casualty Clash              0147        NA Cas Tty X/S Clash
00004016800      2002                    4 WC                     0147        NA Cas Tty X/S Clash
00004016900      2002                    5 WC                     0147        NA Cas Tty X/S Clash
00000774100      2002       1st Cont XOL(formerly 2nd/4th)        0147        NA Cas Tty X/S Clash
00003892800      2002                    1 CL                     0147        NA Cas Tty X/S Clash
M0000082600      2002                    3 CL                     0147        NA Cas Tty X/S Clash
M0000215300      2002                    4 CL                     0147        NA Cas Tty X/S Clash
M0000451700      2002                    5 CL                     0147        NA Cas Tty X/S Clash
00003789800      2002             2nd Casualty Clash              0147        NA Cas Tty X/S Clash
M0000113200      2002                  1 WC CL                    0147        NA Cas Tty X/S Clash
00003839500      2002                  2 CL WC                    0147        NA Cas Tty X/S Clash
00003473800      2002                    1 CL                     0147        NA Cas Tty X/S Clash
TC951734300      2002                    2 CL                     0147        NA Cas Tty X/S Clash
00003806100      2002             2nd Casualty Clash              0147        NA Cas Tty X/S Clash
00003018100      2002                  2 CL WC                    0147        NA Cas Tty X/S Clash
M0000046100      2002                  3 CL WC                    0147        NA Cas Tty X/S Clash
M0000260700      2002                  4 CL WC                    0147        NA Cas Tty X/S Clash
M0000274300      2002                    1 WC                     0147        NA Cas Tty X/S Clash
00003455900      2002             2nd Casualty Clash              0147        NA Cas Tty X/S Clash

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00003609900      Cornerstone National Insurance Company, MO     1-Apr-02      31-Mar-03        KFRY        2
00003191900              Design Professionals Ins Co            1-Apr-02      31-Mar-03        ASARI       2
00002830200              National Interstate Ins Co             1-Apr-02      31-Mar-03        THEIN       2
00003408700              National Interstate Ins Co             1-Apr-02      31-Mar-03        THEIN       2
00003408600              National Interstate Ins Co             1-Apr-02      31-Mar-03        THEIN       2
00003117200               Old Republic Insurance Co             1-Apr-02      31-Mar-03        ASARI       2
00003191800               Old Republic Insurance Co             2-Apr-02      1-Apr-03         ASARI       2
00003741800          Fidelity National Insurance Company        1-May-02      30-Apr-03        JRODD       2
00003764900         Security National Insurance Company         1-May-02      30-Apr-03        BENKO       2
TC853834900                Federated Mutual Ins Co              1-Jan-02      31-Dec-02        MSMIL
TC890097300                Federated Mutual Ins Co              1-Jan-02      31-Dec-02        MSMIL
00003925600               Founders Insurance Company            1-Jan-02      31-Dec-02        MSMIL       2
00004055200             ACUITY A Mutual Insurance Co            1-Jan-02      31-Dec-02        MSMIL
00003391100               Agway Insurance Company               1-Jan-02      31-Dec-02        SSCHU       2
00004016800             Alaska National Insurance Co            1-Jan-02      31-Dec-02        MSMIL
00004016900             Alaska National Insurance Co            1-Jan-02      31-Dec-02        MSMIL
00000774100             American Family Mutual Ins Co           1-Jan-02      31-Dec-02        KFRY        2
00003892800              Arbella Mutual Insurance Co            1-Jan-02      31-Dec-02        MSMIL       2
M0000082600                Canal Insurance Company              1-Jan-02      31-Dec-02        MSMIL
M0000215300                Canal Insurance Company              1-Jan-02      31-Dec-02        MSMIL
M0000451700                Canal Insurance Company              1-Jan-02      31-Dec-02        MSMIL
00003789800              Center Mutual Insurance Co             1-Jan-02      31-Dec-02        KFRY
M0000113200              Central Mutual Insurance Co            1-Jan-02      31-Dec-02        MSMIL
00003839500              Central Mutual Insurance Co            1-Jan-02      31-Dec-02        MSMIL       2
00003473800              Colonial Penn Insurance Co             1-Jan-02      31-Dec-02        MSMIL       2
TC951734300              Colonial Penn Insurance Co             1-Jan-02      31-Dec-02        MSMIL
00003806100             Cumberland Mutual Fire Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003018100              Donegal Mutual Insurance Co            1-Jan-02      31-Dec-02        MSMIL       2
M0000046100              Donegal Mutual Insurance Co            1-Jan-02      31-Dec-02        MSMIL
M0000260700              Donegal Mutual Insurance Co            1-Jan-02      31-Dec-02        MSMIL
M0000274300              Electric Insurance Company             1-Jan-02      31-Dec-02        MSMIL
00003455900              Empire Fire & Marine Ins Co            1-Jan-02      31-Dec-02        JGEAR       2


                                     A-3-19

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003456800      2002                  3 CL WC                    0147        NA Cas Tty X/S Clash
00003457100      2002                  4 CL WC                    0147        NA Cas Tty X/S Clash
00003839100      2002                    1 WC                     0147        NA Cas Tty X/S Clash
00003947700      2002                    2 WC                     0147        NA Cas Tty X/S Clash
00002950800      2002           2nd Casualty Clash XOL            0147        NA Cas Tty X/S Clash
TC920063800      2002             Contingent & Clash              0147        NA Cas Tty X/S Clash
00001053600      2002             1st Casualty Clash              0147        NA Cas Tty X/S Clash
00001053900      2002             2nd Casualty Clash              0147        NA Cas Tty X/S Clash
00001054000      2002             3rd Casualty Clash              0147        NA Cas Tty X/S Clash
00003471100      2002             3rd Casualty Clash              0147        NA Cas Tty X/S Clash
TC890495900      2002             4th CAS CLASH XOL               0147        NA Cas Tty X/S Clash
00003968200      2002                   1st WC                    0147        NA Cas Tty X/S Clash
TC000594401      2002               Clash - 1st XL                0147        NA Cas Tty X/S Clash
TC950116701      2002               Clash - 2nd XL                0147        NA Cas Tty X/S Clash
TC950116801      2002               Clash - 3rd XL                0147        NA Cas Tty X/S Clash
TC950117001      2002               Clash - 4th XL                0147        NA Cas Tty X/S Clash
00003936000      2002                   1st WC                    0147        NA Cas Tty X/S Clash
00003690600      2002                    1 CL                     0147        NA Cas Tty X/S Clash
00003690700      2002                    2 CL                     0147        NA Cas Tty X/S Clash
M0000285400      2002                    2 CL                     0147        NA Cas Tty X/S Clash
00003804100      2002           1st Casualty Clash XOL            0147        NA Cas Tty X/S Clash
00003804200      2002           2nd Casualty Clash XOL            0147        NA Cas Tty X/S Clash
00004042300      2002                  2 CL WC                    0147        NA Cas Tty X/S Clash
M0000392700      2002                  3 CL WC                    0147        NA Cas Tty X/S Clash
M0000583300      2002                  2 CL WC                    0147        NA Cas Tty X/S Clash
M0000583400      2002                  3 WC CL                    0147        NA Cas Tty X/S Clash
M0000523700      2002                  4 WC CL                    0147        NA Cas Tty X/S Clash
M0000359900      2002                  5 WC CL                    0147        NA Cas Tty X/S Clash
00002994000      2002                  6 WC CL                    0147        NA Cas Tty X/S Clash
TC942033200      2002                  3 WC CL                    0147        NA Cas Tty X/S Clash
00004065400      2002                 3rd WC CL                   0147        NA Cas Tty X/S Clash
00004065200      2002                  4 CL WC                    0147        NA Cas Tty X/S Clash

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00003456800             Employers Mutual Casualty Co            1-Jan-02      31-Dec-02        MSMIL       2
00003457100             Employers Mutual Casualty Co            1-Jan-02      31-Dec-02        MSMIL       2
00003839100             Florida Workers' Compensation           1-Jan-02      31-Dec-02        MSMIL       2
00003947700             Florida Workers' Compensation           1-Jan-02      31-Dec-02        MSMIL       2
00002950800               German Mutual Ins Co (OH)             1-Jan-02      31-Dec-02        SSCHU       2
TC920063800              Harco National Insurance Co            1-Jan-02      31-Dec-02        KFRY
00001053600             Horace Mann Insurance Company           1-Jan-02      31-Dec-02        KFRY        2
00001053900             Horace Mann Insurance Company           1-Jan-02      31-Dec-02        KFRY        2
00001054000             Horace Mann Insurance Company           1-Jan-02      31-Dec-02        KFRY        2
00003471100               Illinois Casualty Company             1-Jan-02      31-Dec-02        THEIN       2
TC890495900               Iowa Mutual Insurance Co              1-Jan-02      31-Dec-02        SSCHU
00003968200              Liberty Mutual Insurance Co            1-Jan-02      31-Dec-02        MSMIL       2
TC000594401              Liberty Mutual Insurance Co            1-Jan-02      31-Dec-02        BENKO
TC950116701              Liberty Mutual Insurance Co            1-Jan-02      31-Dec-02        BENKO
TC950116801              Liberty Mutual Insurance Co            1-Jan-02      31-Dec-02        BENKO
TC950117001              Liberty Mutual Insurance Co            1-Jan-02      31-Dec-02        BENKO
00003936000             Louisiana Workers' Comp Corp            1-Jan-02      31-Dec-02        MSMIL       2
00003690600              Lumbermens Undrtg Alliance             1-Jan-02      31-Dec-02        MSMIL       2
00003690700              Lumbermens Undrtg Alliance             1-Jan-02      31-Dec-02        MSMIL       2
M0000285400              Mercer Mutual Insurance Co             1-Jan-02      31-Dec-02        MSMIL
00003804100                Motorists Mutual Ins Co              1-Jan-02      31-Dec-02        KFRY        2
00003804200                Motorists Mutual Ins Co              1-Jan-02      31-Dec-02        KFRY        2
00004042300              Mountain States Mutual Cas             1-Jan-02      31-Dec-02        MSMIL
M0000392700              Mountain States Mutual Cas             1-Jan-02      31-Dec-02        MSMIL
M0000583300               Nationwide Mutual Ins Co              1-Jan-02      31-Dec-02        MSMIL
M0000583400               Nationwide Mutual Ins Co              1-Jan-02      31-Dec-02        MSMIL
M0000523700               Nationwide Mutual Ins Co              1-Jan-02      31-Dec-02        MSMIL
M0000359900               Nationwide Mutual Ins Co              1-Jan-02      31-Dec-02        MSMIL
00002994000               Nationwide Mutual Ins Co              1-Jan-02      31-Dec-02        MSMIL       2
TC942033200            Norfolk & Dedham Mutual Fire             1-Jan-02      31-Dec-02        MSMIL
00004065400               OneBeacon Insurance Group             1-Jan-02      31-Dec-02        MSMIL
00004065200               OneBeacon Insurance Group             1-Jan-02      31-Dec-02        MSMIL


                                     A-3-20

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
M0000392400      2002                  3 CL WC                    0147        NA Cas Tty X/S Clash
TC912396600      2002                  3 CL WC                    0147        NA Cas Tty X/S Clash
M0000492100      2002                  4 CL WC                    0147        NA Cas Tty X/S Clash
M0000574200      2002                  3 WC CL                    0147        NA Cas Tty X/S Clash
M0000396900      2002                   4WC CL                    0147        NA Cas Tty X/S Clash
TC920068300      2002                    1 WC                     0147        NA Cas Tty X/S Clash
TC922302600      2002                  3 CL WC                    0147        NA Cas Tty X/S Clash
00004033700      2002                   4 CLWC                    0147        NA Cas Tty X/S Clash
00000876500      2002                  3 WC CL                    0147        NA Cas Tty X/S Clash
00003371400      2002                  4 WC CL                    0147        NA Cas Tty X/S Clash
00003823400      2002             2nd Casualty Clash              0147        NA Cas Tty X/S Clash
TC932338300      2002                    3 CL                     0147        NA Cas Tty X/S Clash
M0000396200      2002                    4 CL                     0147        NA Cas Tty X/S Clash
00004004200      2002                 5th WC X/S                  0147        NA Cas Tty X/S Clash
TC870510300      2002                  2 CL WC                    0147        NA Cas Tty X/S Clash
TC864077100      2002                  3 CL WC                    0147        NA Cas Tty X/S Clash
TC890966700      2002                  4 CL WC                    0147        NA Cas Tty X/S Clash
M0000207800      2002                  5 CL WC                    0147        NA Cas Tty X/S Clash
00004034100      2002                  6 CL WC                    0147        NA Cas Tty X/S Clash
00004034200      2002                  7 CL WC                    0147        NA Cas Tty X/S Clash
M0000333800      2002                  3 WC CL                    0147        NA Cas Tty X/S Clash
00003786800      2002                  4 WC CL                    0147        NA Cas Tty X/S Clash
00004003700      2002              2 WC Utah St Fd                0147        NA Cas Tty X/S Clash
00004003800      2002              3 WC Utah St Fd                0147        NA Cas Tty X/S Clash
M0000525600      2002                 1ST WC X/S                  0147        NA Cas Tty X/S Clash
M0000209200      2002                 2ND WC X/S                  0147        NA Cas Tty X/S Clash
00003612400      2002        2nd PPA Clash Excess of Loss         0147        NA Cas Tty X/S Clash
00003612500      2002        3rd PPA Clash Excess of Loss         0147        NA Cas Tty X/S Clash
00002468200      2002          2nd PPR & Casualty Clash           0147        NA Cas Tty X/S Clash
00000886800      2002        Longhorn Agcy-Mobilehome Q/S         0010          NA Ppty Tty P/R
00004025300      2002        Loxley Property Quota Share          0010          NA Ppty Tty P/R
00003587000      2002          Property Facultative QS            0010          NA Ppty Tty P/R

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
M0000392400            Penn Millers Insurance Company           1-Jan-02      31-Dec-02        MSMIL
TC912396600            Penn Millers Insurance Company           1-Jan-02      31-Dec-02        MSMIL
M0000492100            Penn Millers Insurance Company           1-Jan-02      31-Dec-02        MSMIL
M0000574200              Pennsylvania Mfrs Assn Ins             1-Jan-02      31-Dec-02        MSMIL
M0000396900              Pennsylvania Mfrs Assn Ins             1-Jan-02      31-Dec-02        MSMIL
TC920068300             Public Service Mutual Ins Co            1-Jan-02      31-Dec-02        MSMIL
TC922302600             SECURA Insurance A Mutual Co            1-Jan-02      31-Dec-02        MSMIL
00004033700             SECURA Insurance A Mutual Co            1-Jan-02      31-Dec-02        MSMIL
00000876500             Sentry Insurance a Mutual Co            1-Jan-02      31-Dec-02        MSMIL       2
00003371400             Sentry Insurance a Mutual Co            1-Jan-02      31-Dec-02        MSMIL       2
00003823400             Southern Farm Bureau Casualty           1-Jan-02      31-Dec-02        THEIN       2
TC932338300                 TIG Insurance Company               1-Jan-02      31-Dec-02        MSMIL
M0000396200                 TIG Insurance Company               1-Jan-02      31-Dec-02        MSMIL
00004004200                 TIG Insurance Company               1-Jan-02      31-Dec-02        MSMIL
TC870510300            Utica National Ins Co of Texas           1-Jan-02      31-Dec-02        MSMIL
TC864077100            Utica National Ins Co of Texas           1-Jan-02      31-Dec-02        MSMIL
TC890966700            Utica National Ins Co of Texas           1-Jan-02      31-Dec-02        MSMIL
M0000207800            Utica National Ins Co of Texas           1-Jan-02      31-Dec-02        MSMIL
00004034100            Utica National Ins Co of Texas           1-Jan-02      31-Dec-02        MSMIL
00004034200            Utica National Ins Co of Texas           1-Jan-02      31-Dec-02        MSMIL
M0000333800                West Bend Mutual Ins Co              1-Jan-02      31-Dec-02        MSMIL
00003786800                West Bend Mutual Ins Co              1-Jan-02      31-Dec-02        MSMIL
00004003700               Workers Compensation Fund             1-Jan-02      31-Dec-02        MSMIL
00004003800               Workers Compensation Fund             1-Jan-02      31-Dec-02        MSMIL
M0000525600             Yasuda Fire & Marine of Amer            1-Jan-02      31-Dec-02        MSMIL
M0000209200             Yasuda Fire & Marine of Amer            1-Jan-02      31-Dec-02        MSMIL
00003612400      Cornerstone National Insurance Company, MO     1-Apr-02      31-Mar-03        KFRY        2
00003612500      Cornerstone National Insurance Company, MO     1-Apr-02      31-Mar-03        KFRY        2
00002468200            Miami Mutual Insurance Company           1-Apr-02      31-Mar-03        THEIN       2
00000886800          Ranchers & Farmers Mutual Insurance        1-Jan-02      31-Dec-02        SSCHU       2
00004025300             Scottsdale Insurance Company            1-Apr-02      31-Mar-03        DKINN
00003587000                  W. R. Berkley Group                1-Apr-02      31-Mar-03        JRODD       2


                                     A-3-21

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003110300      2002            Property Quota Share             0010          NA Ppty Tty P/R
00004155000      2002            6th Property Cat XOL             0031        NA Ppty Tty X/S Cat
00004133200      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
00000224800      2002              3rd Catastrophe                0031        NA Ppty Tty X/S Cat
00004118300      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004118500      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
TP960876800      2002              2nd Catastrophe                0031        NA Ppty Tty X/S Cat
TP931060100      2002        2ND PROPERTY CATASTROPHE XOL         0031        NA Ppty Tty X/S Cat
TP931060300      2002        3RD PROPERTY CATASTROPHE XOL         0031        NA Ppty Tty X/S Cat
TP931060600      2002        4TH PROPERTY CATASTROPHE XOL         0031        NA Ppty Tty X/S Cat
TP950932700      2002        1ST PROPERTY CATASTROPHE XOL         0031        NA Ppty Tty X/S Cat
TP950908400      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
TP950908500      2002              3rd Catastrophe                0031        NA Ppty Tty X/S Cat
00003226900      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003227000      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004103400      2002         First Property Catastrophe          0031        NA Ppty Tty X/S Cat
00003722100      2002                2nd Per Risk                 0030        NA Ppty Tty X/S Risk
00000043600      2002              2nd Catastrophe                0031        NA Ppty Tty X/S Cat
00002558800      2002              3rd Catastrophe                0031        NA Ppty Tty X/S Cat
TP950697800      2002              1st Catastrophe                0031        NA Ppty Tty X/S Cat
00004124100      2002       B-6th Property Catastrophe XOL        0031        NA Ppty Tty X/S Cat
00004113900      2002         3rd Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
00004088700      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004088800      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004089100      2002         2nd Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
00004089000      2002         1st Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
00000355201      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
00001504300      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
00003566400      2002            Property Quota Share             0010          NA Ppty Tty P/R
TP912168300      2002              Property Surplus               0010          NA Ppty Tty P/R

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00003110300               Houston Casualty Company              1-Jan-02      31-Dec-02        SZILI       2
00004155000                Farmers Mutual of Salem              1-Oct-02      30-Sep-03        KGOLD
00004133200             First American Prop & Cas Ins           1-Aug-02      31-May-03        KGOLD       2
00000224800               General Star Indemnity Co             1-Jul-02      30-Jun-03        KGOLD       2
00004118300               General Star Indemnity Co             1-Jul-02      30-Jun-03        KGOLD       2
00004118500               General Star Indemnity Co             1-Jul-02      30-Jun-03        KGOLD       2
TP960876800               General Star Indemnity Co             1-Jul-02      30-Jun-03        KGOLD       2
TP931060100               Old Republic Insurance Co             1-Jul-02      30-Jun-03        KGOLD       2
TP931060300               Old Republic Insurance Co             1-Jul-02      30-Jun-03        KGOLD       2
TP931060600               Old Republic Insurance Co             1-Jul-02      30-Jun-03        KGOLD       2
TP950932700               Old Republic Insurance Co             1-Jul-02      30-Jun-03        KGOLD       2
TP950908400             Prudential Prop & Cas Ins Co            1-Jul-02      30-Jun-03        KGOLD       2
TP950908500             Prudential Prop & Cas Ins Co            1-Jul-02      30-Jun-03        KGOLD       2
00003226900             Scottsdale Insurance Company            1-Jul-02      30-Jun-03        KGOLD       2
00003227000             Scottsdale Insurance Company            1-Jul-02      30-Jun-03        KGOLD       2
00004103400             Scottsdale Insurance Company            1-Jul-02      30-Jun-03        KGOLD       2
00003722100             Scottsdale Insurance Company            1-Jul-02      30-Jun-03        KGOLD       2
00000043600              Harleysville Ins Co of NJ              1-Jul-02      30-Jun-03        KGOLD       2
00002558800              Harleysville Ins Co of NJ              1-Jul-02      30-Jun-03        KGOLD       2
TP950697800              Harleysville Ins Co of NJ              1-Jul-02      30-Jun-03        KGOLD       2
00004124100             Germania Farm Mutual Ins Assn           1-Jul-02      30-Jun-03        KGOLD       2
00004113900                      ACE Limted                     1-Jul-02      30-Jun-03        KGOLD       2
00004088700                      ACE Limted                    25-Jun-02      24-Jun-03        KGOLD       2
00004088800                      ACE Limted                    25-Jun-02      24-Jun-03        KGOLD       2
00004089100                      ACE Limted                    25-Jun-02      24-Jun-03        KGOLD       2
00004089000                      ACE Limted                    24-Jun-02      23-Jun-03        KGOLD       2
00000355201             Companion Prop and Cas Ins Co           1-Jun-02      31-May-03        KGOLD       2
00001504300             Companion Prop and Cas Ins Co           1-Jun-02      31-May-03        KGOLD       2
00003566400                NLC Mutual Insurance Co              1-Apr-02      31-Mar-03        KGOLD       2
TP912168300               First State Insurance Co              1-Jan-02      31-Dec-02        JRODD


                                     A-3-22

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
TP892081900      2002         PROPERTY SURPLUS AGREEMENT          0010          NA Ppty Tty P/R
00003492800      2002           Rural Accounts Program            0010          NA Ppty Tty P/R
TP873227000      2002              US Property Q/S                0010          NA Ppty Tty P/R
TP940705500      2002              US Property Q/S                0010          NA Ppty Tty P/R
00002273900      2002           1st Agg Excess of Loss            0031        NA Ppty Tty X/S Cat
00003975500      2002         1st Agg of Catastrophe XOL          0031        NA Ppty Tty X/S Cat
00004006300      2002        1st Aggregate Excess of Loss         0031        NA Ppty Tty X/S Cat
00003971900      2002            1st Aggregate of Cat             0031        NA Ppty Tty X/S Cat
00003022900      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat
00003949600      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat
00003960300      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961533700      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961562000      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961586800      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961588600      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961589000      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961589800      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961619300      2002             1st Aggregate XOL               0031        NA Ppty Tty X/S Cat
00004015200      2002           1st Auto Aggregate XOL            0031        NA Ppty Tty X/S Cat
TP950085000      2002           1st Canadian Prop Cat             0031        NA Ppty Tty X/S Cat
00002853600      2002                  1st Cat                    0031        NA Ppty Tty X/S Cat
TP883565000      2002           1st Cat (formerly 2nd)            0031        NA Ppty Tty X/S Cat
M0000293100      2002             1ST Cat 2nd Event               0031        NA Ppty Tty X/S Cat
M0000293100      2002             1ST Cat 2nd Event               0031        NA Ppty Tty X/S Cat
00003437800      2002               1st Cat Excess                0031        NA Ppty Tty X/S Cat
M0000542700      2002               1ST CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000577100      2002               1ST CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000577100      2002               1ST CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000578100      2002               1ST CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000580000      2002               1ST CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000580000      2002               1ST CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000584900      2002               1ST CAT EXCESS                0031        NA Ppty Tty X/S Cat
00003472000      2002                1st Cat Xol                  0031        NA Ppty Tty X/S Cat

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
TP892081900      Royal Insurance Company of America (USA)      1-Jan-02      31-Dec-02        SZILI
00003492800              Erie Insurance Exchange               1-Jan-02      31-Dec-02        THEIN       2
TP873227000           Commonwealth Insurance Company           1-Jan-02      31-Dec-02        JBARR
TP940705500           Commonwealth Insurance Company           1-Jan-02      31-Dec-02        JBARR
00002273900              Wayne Mutual Insurance Co             1-Jan-02      31-Dec-02        UPARK       2
00003975500            Midwest Family Mutual Ins Co            1-Jan-02      31-Dec-02        THEIN       2
00004006300            Farmers Mut Fire Assur of NJ            1-Jan-02      31-Dec-02        KGOLD
00003971900              North Star Mutual Ins Co              1-Jan-02      31-Dec-02        SSCHU       2
00003022900            Barnstable County Mut Ins Co            1-Jan-02      31-Dec-02        UPARK       2
00003949600             North Country Insurance Co             1-Jan-02      31-Dec-02        KGOLD       2
00003960300         Woodville Mutual Insurance Company         1-Jan-02      1-Jan-03         KGOLD       2
TP961533700             Hurst Home Insurance Co Inc            1-Jan-02      31-Dec-02        UPARK
TP961562000               Kentucky Growers Ins Co              1-Jan-02      31-Dec-02        UPARK
TP961586800            Farmers Union Mutual Ins (MT)           1-Jan-02      31-Dec-02        UPARK
TP961588600          Co-Operative Insurance Companies          1-Jan-02      31-Dec-02        UPARK
TP961589000        Farmers Mutual Protective Assoc Of Tx       1-Jan-02      31-Dec-02        KGOLD
TP961589800            Farmers Mut Fire of Salem Cty           1-Jan-02      31-Dec-02        UPARK
TP961619300                Barton County Mutual                1-Jan-02      31-Dec-02        UPARK
00004015200             Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02        SSCHU
TP950085000           Commonwealth Insurance Company           1-Jan-02      31-Dec-02        JBARR
00002853600             Liberty Mutual Insurance Co            1-Jan-02      31-Dec-02        JRODD       2
TP883565000             Ohio Casualty Insurance Co             1-Jan-02      31-Dec-02        SZILI
M0000293100             Indiana Farmers Mutual Ins             1-Jan-02      31-Dec-02        JGEAR
M0000293100             Indiana Farmers Mutual Ins             1-Jan-02      31-Dec-02        SSCHU
00003437800            Utica First Insurance Company           1-Jan-02      31-Dec-02        KGOLD       2
M0000542700               FCCI Insurance Company               1-Apr-02      31-Mar-03        SZILI
M0000577100             Crusader Insurance Company             1-Jan-02      31-Dec-02        JGEAR
M0000577100             Crusader Insurance Company             1-Jan-02      31-Dec-02        KFRY
M0000578100        Texas Windstorm Insurance Association       1-Jan-02      31-May-03        JRODD
M0000580000             Reinsurance Assn. Of Minn.             1-Jan-02      31-Dec-02        JGEAR
M0000580000             Reinsurance Assn. Of Minn.             1-Jan-02      31-Dec-02        THEIN
M0000584900            Louisiana Fair & Coastal Plan           1-Jun-02      31-May-03        DKINN
00003472000                     ACE Limted                     1-Jan-02      31-Dec-02        KGOLD       2


                                     A-3-23

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
M0000576200      2002                 1ST CAT XS                  0031        NA Ppty Tty X/S Cat
00003010000      2002       1st Cat XS (formerly the 2nd)         0031        NA Ppty Tty X/S Cat
00003010000      2002       1st Cat XS (formerly the 2nd)         0031        NA Ppty Tty X/S Cat
00003082000      2002              1st Catastrophe                0031        NA Ppty Tty X/S Cat
00003976300      2002       1st Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
00003900000      2002       1st Combo Cat / Aggregate XOL         0031        NA Ppty Tty X/S Cat
00003700200      2002          1st Excess Cat (Florida)           0031        NA Ppty Tty X/S Cat
TP961599200      2002           1st Property Aggr XOL             0031        NA Ppty Tty X/S Cat
00003442400      2002              1st Property Cat               0031        NA Ppty Tty X/S Cat
00001122400      2002        1st Property Cat (Canadian)          0031        NA Ppty Tty X/S Cat
TP951820100      2002           1st Property Cat (US)             0031        NA Ppty Tty X/S Cat
00000774300      2002          1st Property Cat Excess            0031        NA Ppty Tty X/S Cat
00000670600      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
00001504300      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
00002227900      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
00003064500      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP000537500      2002            1st PROPERTY CAT XOL             0031        NA Ppty Tty X/S Cat
TP961471300      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961490400      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961499700      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961500300      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961500800      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961506500      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961523100      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961523200      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961523800      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961533600      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961533900      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961534600      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961540100      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961544600      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961585500      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP970248000      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat

                                                                Effective     Expiration     Primary
Contract #                        Cedant Name                      Date           Date     Underwriter
----------                        -----------                   ---------     ----------   -----------
M0000576200               California Casualty Ins Co             1-Jan-02      31-Dec-02        DKINN
00003010000               Cameron Mutual Insurance Co            1-Jan-02      31-Dec-02        JGEAR       2
00003010000               Cameron Mutual Insurance Co            1-Jan-02      31-Dec-02        SSCHU       2
00003082000          The Wawanesa Mutual Insurance Company       1-Jan-02      31-Dec-02        JRODD       2
00003976300                       ACE Limted                     1-Jan-02      1-Jan-03         KGOLD       2
00003900000               Farmers Mutual of Tennessee            1-Jan-02      31-Dec-02        THEIN       2
00003700200              Nationwide Insurance Co of FL           1-Jun-02      31-May-03        DKINN       2
TP961599200              Germania Farm Mutual Ins Assn           1-Jan-02      31-Dec-02        UPARK
00003442400                German Mutual Ins Co (OH)             1-Jan-02      31-Dec-02        SSCHU       2
00001122400              Continental Casualty Company            1-Jan-02      31-Dec-02        JRODD       2
TP951820100              Continental Casualty Company            1-Jan-02      31-Dec-02        JRODD
00000774300                Frankenmuth Mutual Ins Co             1-Jan-02      31-Dec-02        KFRY        2
00000670600               Mercer Mutual Insurance Co             1-Jan-02      31-Dec-02        KFRY        2
00001504300              Companion Prop and Cas Ins Co           1-Jun-02      31-May-03        KGOLD       2
00002227900               Guilderland Reinsurance Co             1-Jan-02      31-Dec-02        UPARK       2
00003064500              Germania Farm Mutual Ins Assn           1-Jan-02      31-Dec-02        UPARK       2
TP000537500                    Chubb & Son, Inc.                 1-Apr-02      31-Mar-03        SZILI
TP961471300             American Southern Insurance Co           1-Jan-02      31-Dec-02        UPARK
TP961490400            Co-Operative Insurance Companies          1-Jan-02      31-Dec-02        UPARK
TP961499700              Cumberland Mutual Fire Ins Co           1-Jan-02      31-Dec-02        KGOLD
                    Farmers Mutual Fire Association of New
TP961500300                         Jersey                       1-Jan-02      31-Dec-02        KGOLD
TP961500800              Farmers Mut Fire of Salem Cty           1-Jan-02      31-Dec-02        UPARK
TP961506500          Farmers Mutual Protective Assoc Of Tx       1-Jan-02      31-Dec-02        KGOLD
TP961523100              Farmers Union Mutual Ins (MT)           1-Jan-02      31-Dec-02        UPARK
TP961523200              Fitchburg Mutual Insurance Co           1-Jan-02      31-Dec-02        UPARK
TP961523800              Franklin Mutual Insurance Co            1-Jan-02      31-Dec-02        UPARK
TP961533600               Hurst Home Insurance Co Inc            1-Jan-02      31-Dec-02        UPARK
TP961533900                 Kentucky Growers Ins Co              1-Jan-02      31-Dec-02        UPARK
TP961534600               Lititz Mutual Insurance Co             1-Jan-02      31-Dec-02        UPARK
TP961540100              Penn Mutual Insurance Company           1-Jan-02      31-Dec-02        KGOLD
TP961544600               Providence Mutual Fire Ins             1-Jan-02      31-Dec-02        SZILI
TP961585500                Wayne Mutual Insurance Co             1-Jan-02      31-Dec-02        UPARK
TP970248000                    Peninsula Ins Co                  1-Apr-02      31-Mar-03        KGOLD


                                     A-3-24

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
TP970387601      2002            1st Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961600100      2002         1st Property Cat/Aggr XOL           0031        NA Ppty Tty X/S Cat
TP961600100      2002         1st Property Cat/Aggr XOL           0031        NA Ppty Tty X/S Cat
00002943700      2002          1st Property Catastrophe           0031        NA Ppty Tty X/S Cat
00003061800      2002          1st Property Catastrophe           0031        NA Ppty Tty X/S Cat
00000838100      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000773400      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000859900      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00002315100      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00002342800      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00002893900      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00002967600      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003141500      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003438700      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003478500      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003790000      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003920000      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003925900      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003940000      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003950700      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003951400      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003956000      2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
TP961747800      2002        1st Property Catastrophe XS          0031        NA Ppty Tty X/S Cat
00002274100      2002             2nd Aggregate XOL               0031        NA Ppty Tty X/S Cat
00003955000      2002             2nd Aggregate XOL               0031        NA Ppty Tty X/S Cat
00003960400      2002             2nd Aggregate XOL               0031        NA Ppty Tty X/S Cat
00004072300      2002             2nd Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961533800      2002             2nd Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961545800      2002             2nd Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961587000      2002             2nd Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961589100      2002             2nd Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961619400      2002             2nd Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP960251300      2002           2nd Canadian Prop Cat             0031        NA Ppty Tty X/S Cat
00002853700      2002                  2nd Cat                    0031        NA Ppty Tty X/S Cat

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
TP970387601             Barnstable County Mut Ins Co            1-Jan-02      31-Dec-02        UPARK
TP961600100            Priority One Insurance Company           1-Jan-02      31-Dec-02        KGOLD
TP961600100            Priority One Insurance Company           1-Jan-02      31-Dec-02        UPARK
00002943700             Southern Mutual Church Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003061800              Everett Cash Mutual Ins Co             1-Jan-02      31-Dec-02        SZILI       2
00000838100           Millers First Insurance Companies         1-Jan-02      31-Dec-02        THEIN       2
00000773400               Iowa Mutual Insurance Co              1-Jan-02      31-Dec-02        SSCHU
00000859900             Rockford Mutual Insurance Co            1-Jan-02      31-Dec-02        THEIN       2
00002315100              Columbia National Ins Co .             1-Jan-02      31-Dec-02        UPARK       2
00002342800           Millers Mutual Insurance Company          1-Jan-02      31-Dec-02        KGOLD       2
00002893900             SECURA Insurance A Mutual Co            1-Jan-02      31-Dec-02        KFRY        2
00002967600              Germania Insurance Company             1-Jan-02      31-Dec-02        SSCHU
00003141500            Exchange Insurance Company, TN           1-Jan-02      31-Dec-02        SSCHU       2
00003438700              Austin Mutual Insurance Co             1-Jan-02      31-Dec-02        KFRY        2
00003478500             Concord General Mutual Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003790000              Center Mutual Insurance Co             1-Jan-02      31-Dec-02        KFRY        2
00003920000               White Hall Mutual Ins Co              1-Jan-02      31-Dec-02        KGOLD       2
00003925900              Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02        SSCHU       2
00003940000             New London County Mutual Ins            1-Jan-02      31-Dec-02        SZILI       2
00003950700          Wisconsin Mutual Insurance Company         1-Jan-02      31-Dec-02        SSCHU       2
00003951400             Southern Farm Bureau Casualty           1-Jan-02      31-Dec-02        SZILI       2
00003956000               Acadia Insurance Company              1-Jan-02      31-Dec-02        KGOLD       2
TP961747800                Baldwin Mutual Ins. Co.              1-Jan-02      31-Dec-02        UPARK
00002274100             Farmers Mut Fire of Salem Cty           1-Jan-02      31-Dec-02        UPARK       2
00003955000        Allmerica Property & Casualty Insurance      1-Jan-02      31-Dec-02        SZILI       2
00003960400          Woodville Mutual Insurance Company         1-Jan-02      1-Jan-03         KGOLD       2
00004072300               Wayne Mutual Insurance Co             1-Jan-02      31-Dec-02        KGOLD
TP961533800              Hurst Home Insurance Co Inc            1-Jan-02      31-Dec-02        UPARK
TP961545800            Rockingham Mutual Insurance Co           1-Jan-02      31-Dec-02        UPARK
TP961587000             Farmers Union Mutual Ins (MT)           1-Jan-02      31-Dec-02        UPARK
TP961589100         Farmers Mutual Protective Assoc Of Tx       1-Jan-02      31-Dec-02        UPARK
TP961619400                 Barton County Mutual                1-Jan-02      31-Dec-02        UPARK
TP960251300            Commonwealth Insurance Company           1-Jan-02      31-Dec-02        JBARR
00002853700              Liberty Mutual Insurance Co            1-Jan-02      31-Dec-02        JRODD       2


                                     A-3-25

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003955900      2002                  2nd Cat                    0031        NA Ppty Tty X/S Cat
M0000286300      2002         2nd Cat - US excl Florida           0031        NA Ppty Tty X/S Cat
TP883565100      2002           2nd Cat (formerly 3rd)            0031        NA Ppty Tty X/S Cat
00000714100      2002               2nd Cat Excess                0031        NA Ppty Tty X/S Cat
00003041200      2002               2nd Cat Excess                0031        NA Ppty Tty X/S Cat
00003437900      2002               2nd Cat Excess                0031        NA Ppty Tty X/S Cat
00003448700      2002               2nd Cat Excess                0031        NA Ppty Tty X/S Cat
M0000323200      2002               2ND CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000323200      2002               2ND CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000328500      2002               2ND CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000567300      2002               2ND CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000204300      2002        2nd CAT EXCESS (former 3rd)          0031        NA Ppty Tty X/S Cat
00003474100      2002          2nd Cat Excess One Year            0031        NA Ppty Tty X/S Cat
00003483100      2002             2ND CAT MULTI YEAR              0031        NA Ppty Tty X/S Cat
M0000248600      2002                 2nd CAT XS                  0031        NA Ppty Tty X/S Cat
M0000248600      2002                 2nd CAT XS                  0031        NA Ppty Tty X/S Cat
M0000312800      2002                 2ND CAT XS                  0031        NA Ppty Tty X/S Cat
00003010100      2002       2nd Cat XS (formerly 3rd Cat)         0031        NA Ppty Tty X/S Cat
00003010100      2002       2nd Cat XS (formerly 3rd Cat)         0031        NA Ppty Tty X/S Cat
00002850300      2002              2nd Catastrophe                0031        NA Ppty Tty X/S Cat
00003988000      2002              2nd Catastrophe                0031        NA Ppty Tty X/S Cat
00003976400      2002       2nd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
TP970540700      2002             2nd Catastrophe XL              0031        NA Ppty Tty X/S Cat
00003900100      2002       2nd Combo Cat / Aggregate XOL         0031        NA Ppty Tty X/S Cat
00003620700      2002               2nd Excess Cat                0031        NA Ppty Tty X/S Cat
00003552100      2002             2nd Excess Cat XOL              0031        NA Ppty Tty X/S Cat
TP902743100      2002           2nd Prop & Auto PD Cat            0031        NA Ppty Tty X/S Cat
TP000419900      2002                2nd Prop CAT                 0031        NA Ppty Tty X/S Cat
TP932570200      2002                2ND PROP CAT                 0031        NA Ppty Tty X/S Cat
00001122500      2002          2nd Prop Cat (Canadian)            0031        NA Ppty Tty X/S Cat
00002267100      2002        2nd Prop Cat (formerly 3rd)          0031        NA Ppty Tty X/S Cat
TP920211300      2002            2nd Prop Cat/ 3 year             0031        NA Ppty Tty X/S Cat
TP853730700      2002        2nd Prop/APD/Greenhouse Cat          0031        NA Ppty Tty X/S Cat
TP961599300      2002           2nd Property Aggr XOL             0031        NA Ppty Tty X/S Cat

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00003955900                       ACE Group                     1-Jan-02      31-Dec-02        JRODD       2
M0000286300            Metropolitan Prop & Cas Ins Co           1-Jan-02      31-Dec-02        DKINN
TP883565100              Ohio Casualty Insurance Co             1-Jan-02      31-Dec-02        SZILI
00000714100            Norfolk & Dedham Mutual Fire             1-Jan-02      31-Dec-02        KGOLD       2
00003041200         Texas Windstorm Insurance Association       1-Jan-02      31-May-03        JRODD       2
00003437900             Utica First Insurance Company           1-Jan-02      31-Dec-02        KGOLD       2
00003448700               Quincy Mutual Fire Ins Co             1-Jan-02      31-Dec-02        KGOLD       2
M0000323200              Crusader Insurance Company             1-Jan-02      31-Dec-02        JGEAR
M0000323200              Crusader Insurance Company             1-Jan-02      31-Dec-02        KFRY
M0000328500               SAFECO Ins Co of America              1-Jan-02      31-Dec-02        JRODD
M0000567300             Louisiana Fair & Coastal Plan           1-Jun-02      31-May-03        DKINN
M0000204300             ACUITY A Mutual Insurance Co            1-Jan-02      31-Dec-02        SZILI
00003474100                Federated Mutual Ins Co              1-Jan-02      31-Dec-02        SZILI       2
00003483100              Indiana Farmers Mutual Ins             1-Jan-02      31-Dec-02        SSCHU       2
M0000248600                Pekin Insurance Company              1-Jan-02      31-Dec-02        JGEAR
M0000248600                Pekin Insurance Company              1-Jan-02      31-Dec-02        KFRY
M0000312800              California Casualty Ins Co             1-Jan-02      31-Dec-02        DKINN
00003010100              Cameron Mutual Insurance Co            1-Jan-02      31-Dec-02        JGEAR       2
00003010100              Cameron Mutual Insurance Co            1-Jan-02      31-Dec-02        SSCHU       2
00002850300                RLI Insurance Company                1-Jan-02      31-Dec-02        JRODD       2
00003988000         The Wawanesa Mutual Insurance Company       1-Jan-02      31-Dec-02        JRODD
00003976400                      ACE Limted                     1-Jan-02      1-Jan-03         KGOLD       2
TP970540700              Fireman's Fund Insurance Co            1-Apr-02      31-Mar-03        JRODD
00003900100              Farmers Mutual of Tennessee            1-Jan-02      31-Dec-02        THEIN       2
00003620700                FCCI Insurance Company               1-Apr-02      31-Mar-03        SZILI       2
00003552100            Westport Insurance Corporation           1-Jan-02      31-Dec-02        KGOLD       2
TP902743100               Manitoba Public Ins Corp              1-Jan-02      31-Dec-02        JRODD
TP000419900               Ranger Insurance Company              1-Jan-02      31-Dec-02        JBARR
TP932570200             First Insurance Co of Hawaii            1-Jan-02      31-Dec-02        JRODD
00001122500             Continental Casualty Company            1-Jan-02      31-Dec-02        JRODD       2
00002267100            Greater New York Mutual Ins Co           1-Jan-02      31-Dec-02        SZILI       2
TP920211300                Federated Mutual Ins Co              1-Jan-02      31-Dec-02        SZILI
TP853730700             Farm Mutual Reinsurance Plan            1-Jan-02      31-Dec-02        JRODD
TP961599300             Germania Farm Mutual Ins Assn           1-Jan-02      31-Dec-02        UPARK


                                     A-3-26

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00000810800      2002              2nd Property Cat               0031        NA Ppty Tty X/S Cat
00003442500      2002              2nd Property Cat               0031        NA Ppty Tty X/S Cat
TP951820200      2002           2nd Property Cat (US)             0031        NA Ppty Tty X/S Cat
00000355201      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
00002228000      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
00003064600      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP941401300      2002            2nd PROPERTY CAT XOL             0031        NA Ppty Tty X/S Cat
TP961471400      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961490500      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961499800      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961500400      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961500900      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961523400      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961523900      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961534000      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961534700      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961540300      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961544700      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961545500      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961585600      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961721600      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP970248200      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP970387701      2002            2nd Property Cat XOL             0031        NA Ppty Tty X/S Cat
00002943800      2002          2nd Property Catastrophe           0031        NA Ppty Tty X/S Cat
00003109800      2002          2nd Property Catastrophe           0031        NA Ppty Tty X/S Cat
00003999200      2002          2nd Property Catastrophe           0031        NA Ppty Tty X/S Cat
00000783300      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000838200      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000845900      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000846700      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000860300      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00001092300      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00002315200      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat

                                                                     Effective     Expiration     Primary
Contract #                        Cedant Name                           Date           Date     Underwriter
----------                        -----------                        ---------     ----------   -----------
00000810800               Mercer Mutual Insurance Co                  1-Jan-02      31-Dec-02        KFRY        2
00003442500                German Mutual Ins Co (OH)                  1-Jan-02      31-Dec-02        SSCHU       2
TP951820200              Continental Casualty Company                 1-Jan-02      31-Dec-02        JRODD
00000355201              Companion Prop and Cas Ins Co                1-Jun-02      31-May-03        KGOLD       2
00002228000               Guilderland Reinsurance Co                  1-Jan-02      31-Dec-02        UPARK       2
00003064600              Germania Farm Mutual Ins Assn                1-Jan-02      31-Dec-02        UPARK       2
TP941401300                    Chubb & Son, Inc.                      1-Apr-02      31-Mar-03        SZILI
TP961471400             American Southern Insurance Co                1-Jan-02      31-Dec-02        UPARK
TP961490500            Co-Operative Insurance Companies               1-Jan-02      31-Dec-02        UPARK
TP961499800              Cumberland Mutual Fire Ins Co                1-Jan-02      31-Dec-02        KGOLD
TP961500400      Farmers Mutual Fire Association of New Jersey        1-Jan-02      31-Dec-02        KGOLD
TP961500900              Farmers Mut Fire of Salem Cty                1-Jan-02      31-Dec-02        UPARK
TP961523400              Fitchburg Mutual Insurance Co                1-Jan-02      31-Dec-02        UPARK
TP961523900              Franklin Mutual Insurance Co                 1-Jan-02      31-Dec-02        UPARK
TP961534000                 Kentucky Growers Ins Co                   1-Jan-02      31-Dec-02        UPARK
TP961534700               Lititz Mutual Insurance Co                  1-Jan-02      31-Dec-02        UPARK
TP961540300              Penn Mutual Insurance Company                1-Jan-02      31-Dec-02        KGOLD
TP961544700               Providence Mutual Fire Ins                  1-Jan-02      31-Dec-02        SZILI
TP961545500             Rockingham Mutual Insurance Co                1-Jan-02      31-Dec-02        UPARK
TP961585600                Wayne Mutual Insurance Co                  1-Jan-02      31-Dec-02        UPARK
TP961721600          Farmers Mutual Protective Assoc Of Tx            1-Jan-02      31-Dec-02        KGOLD
TP970248200                    Peninsula Ins Co                       1-Apr-02      31-Mar-03        KGOLD
TP970387701              Barnstable County Mut Ins Co                 1-Jan-02      31-Dec-02        UPARK
00002943800              Southern Mutual Church Ins Co                1-Jan-02      31-Dec-02        SSCHU       2
00003109800                Houston Casualty Company                   1-Jan-02      31-Dec-02        SZILI       2
00003999200             Exchange Insurance Company, TN                1-Jan-02      31-Dec-02        SSCHU
00000783300                Iowa Mutual Insurance Co                   1-Jan-02      31-Dec-02        SSCHU       2
00000838200            Millers First Insurance Companies              1-Jan-02      31-Dec-02        THEIN
00000845900               Germania Insurance Company                  1-Jan-02      31-Dec-02        SSCHU       2
00000846700                Frankenmuth Mutual Ins Co                  1-Jan-02      31-Dec-02        KFRY        2
00000860300              Rockford Mutual Insurance Co                 1-Jan-02      31-Dec-02        THEIN
00001092300               Selective Ins Co of America                 1-Jan-02      31-Dec-02        SZILI       2
00002315200               Columbia National Ins Co                    1-Jan-02      31-Dec-02        UPARK       2


                                     A-3-27

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00002342900      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003417800      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003438800      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003478600      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003790100      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003793100      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003926600      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003950800      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003956100      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004038000      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
TP932624400      2002        2ND PROPERTY CATASTROPHE XOL         0031        NA Ppty Tty X/S Cat
TP961747900      2002        2nd Property Catastrophe XS          0031        NA Ppty Tty X/S Cat
TP960251400      2002              2nd US Prop Cat                0031        NA Ppty Tty X/S Cat
00003955100      2002             3rd Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961587200      2002             3rd Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961599000      2002             3rd Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP961619500      2002             3rd Aggregate XOL               0031        NA Ppty Tty X/S Cat
TP960288300      2002           3rd Canadian Prop Cat             0031        NA Ppty Tty X/S Cat
TP910314000      2002           3rd Cat (formerly 4th)            0031        NA Ppty Tty X/S Cat
M0000021100      2002               3RD CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000237800      2002               3RD CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000460600      2002               3RD CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000567500      2002               3rd CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000291200      2002        3rd CAT EXCESS (former 4th)          0031        NA Ppty Tty X/S Cat
00003474200      2002          3rd Cat Excess One Year            0031        NA Ppty Tty X/S Cat
M0000394100      2002             3RD CAT MULTI YEAR              0031        NA Ppty Tty X/S Cat
M0000248700      2002                 3rd CAT XS                  0031        NA Ppty Tty X/S Cat
M0000248700      2002                 3rd CAT XS                  0031        NA Ppty Tty X/S Cat
00003010200      2002       3rd Cat XS (formerly 4th cat)         0031        NA Ppty Tty X/S Cat
00003010200      2002       3rd Cat XS (formerly 4th cat)         0031        NA Ppty Tty X/S Cat
TP930334700      2002             3rd Cat/Risk (CN)               0031        NA Ppty Tty X/S Cat
TP000462000      2002             3rd Cat/Risk (US)               0031        NA Ppty Tty X/S Cat
00002850400      2002              3rd Catastrophe                0031        NA Ppty Tty X/S Cat

                                                                Effective     Expiration     Primary
Contract #                        Cedant Name                      Date           Date     Underwriter
----------                        -----------                   ---------     ----------   -----------
00002342900            Millers Mutual Insurance Company          1-Jan-02      31-Dec-02        KGOLD       2
00003417800               Harco National Insurance Co            1-Jan-02      31-Dec-02        KFRY        2
00003438800               Austin Mutual Insurance Co             1-Jan-02      31-Dec-02        KFRY        2
00003478600              Concord General Mutual Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003790100               Center Mutual Insurance Co             1-Jan-02      31-Dec-02        KFRY        2
00003793100                Kentucky National Ins Co              1-Jan-02      31-Dec-02        THEIN       2
00003926600               Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02        SSCHU       2
00003950800           Wisconsin Mutual Insurance Company         1-Jan-02      31-Dec-02        SSCHU       2
00003956100                Acadia Insurance Company              1-Jan-02      31-Dec-02        KGOLD       2
00004038000                Coregis Insurance Company             1-Apr-02      31-Mar-03        KGOLD
TP932624400               Everett Cash Mutual Ins Co             1-Jan-02      31-Dec-02        SZILI
TP961747900                 Baldwin Mutual Ins. Co.              1-Jan-02      31-Dec-02        UPARK
TP960251400             Commonwealth Insurance Company           1-Jan-02      31-Dec-02        JBARR
00003955100         Allmerica Property & Casualty Insurance      1-Jan-02      31-Dec-02        SZILI       2
TP961587200              Farmers Union Mutual Ins (MT)           1-Jan-02      31-Dec-02        UPARK
TP961599000             Rockingham Mutual Insurance Co           1-Jan-02      31-Dec-02        UPARK
TP961619500                  Barton County Mutual                1-Jan-02      31-Dec-02        UPARK
TP960288300             Commonwealth Insurance Company           1-Jan-02      31-Dec-02        JBARR
TP910314000               Ohio Casualty Insurance Co             1-Jan-02      31-Dec-02        SZILI
M0000021100               Selective Ins Co of America            1-Jan-02      31-Dec-02        SZILI
M0000237800                Quincy Mutual Fire Ins Co             1-Jan-02      31-Dec-02        KGOLD
M0000460600                SAFECO Ins Co of America              1-Jan-02      31-Dec-02        JRODD
M0000567500              Louisiana Fair & Coastal Plan           1-Jun-02      31-May-03        DKINN
M0000291200              ACUITY A Mutual Insurance Co            1-Jan-02      31-Dec-02        SZILI
00003474200                 Federated Mutual Ins Co              1-Jan-02      31-Dec-02        SZILI       2
M0000394100               Indiana Farmers Mutual Ins             1-Jan-02      31-Dec-02        THEIN
M0000248700                 Pekin Insurance Company              1-Jan-02      31-Dec-02        JGEAR
M0000248700                 Pekin Insurance Company              1-Jan-02      31-Dec-02        KFRY
00003010200               Cameron Mutual Insurance Co            1-Jan-02      31-Dec-02        JGEAR       2
00003010200               Cameron Mutual Insurance Co            1-Jan-02      31-Dec-02        SSCHU       2
TP930334700               Trumbull Insurance Company             1-Jan-02      31-Dec-02        JRODD
TP000462000               Trumbull Insurance Company             1-Jan-02      31-Dec-02        JRODD
00002850400                 RLI Insurance Company                1-Jan-02      31-Dec-02        JRODD       2


                                     A-3-28

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
TP930146500      2002              3rd Catastrophe                0031        NA Ppty Tty X/S Cat
TP942018700      2002              3rd Catastrophe                0031        NA Ppty Tty X/S Cat
TP960249100      2002              3rd Catastrophe                0031        NA Ppty Tty X/S Cat
00004026000      2002           3rd Catastrophe Excess            0031        NA Ppty Tty X/S Cat
00003976500      2002       3rd Catastrophe Excess of Loss        0031        NA Ppty Tty X/S Cat
TP970540800      2002             3rd Catastrophe XL              0031        NA Ppty Tty X/S Cat
00003900200      2002       3rd Combo Cat / Aggregate XOL         0031        NA Ppty Tty X/S Cat
TP930058800      2002           3rd Prop & Auto PD Cat            0031        NA Ppty Tty X/S Cat
TP000460400      2002                3rd Prop CAT                 0031        NA Ppty Tty X/S Cat
TP961774800      2002                3RD PROP CAT                 0031        NA Ppty Tty X/S Cat
TP930037600      2002        3rd Prop Cat (formerly 5th)          0031        NA Ppty Tty X/S Cat
TP940428700      2002            3rd Prop Cat/ 3 year             0031        NA Ppty Tty X/S Cat
TP870053900      2002        3rd Prop/APD/Greenhouse Cat          0031        NA Ppty Tty X/S Cat
TP961755100      2002            3rd Propert Cat XOL              0031        NA Ppty Tty X/S Cat
00002913500      2002              3rd Property Cat               0031        NA Ppty Tty X/S Cat
00003058200      2002              3rd Property Cat               0031        NA Ppty Tty X/S Cat
00003442600      2002              3rd Property Cat               0031        NA Ppty Tty X/S Cat
00001124100      2002        3rd Property Cat (Canadian)          0031        NA Ppty Tty X/S Cat
TP951820300      2002           3rd Property Cat (US)             0031        NA Ppty Tty X/S Cat
00002228100      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
00003064700      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP960681300      2002            3rd PROPERTY CAT XOL             0031        NA Ppty Tty X/S Cat
TP961471500      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961490600      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961499900      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961500600      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961501000      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961507100      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961523500      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961524000      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961534100      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961544800      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961545400      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat

                                                                    Effective     Expiration     Primary
Contract #                        Cedant Name                          Date           Date     Underwriter
----------                        -----------                       ---------     ----------   -----------
TP930146500                First State Insurance Co                  1-Jan-02      31-Dec-02        JRODD
TP942018700                 Westchester Fire Ins Co                  1-Jan-02      31-Dec-02        JRODD
TP960249100          The Wawanesa Mutual Insurance Company           1-Jan-02      31-Dec-02        JRODD
00004026000                 FCCI Insurance Company                   1-Apr-02      31-Mar-03        SZILI
00003976500                       ACE Limted                         1-Jan-02      1-Jan-03         KGOLD       2
TP970540800               Fireman's Fund Insurance Co                1-Apr-02      31-Mar-03        JRODD
00003900200               Farmers Mutual of Tennessee                1-Jan-02      31-Dec-02        THEIN       2
TP930058800                Manitoba Public Ins Corp                  1-Jan-02      31-Dec-02        JRODD
TP000460400                Ranger Insurance Company                  1-Jan-02      31-Dec-02        JBARR
TP961774800              First Insurance Co of Hawaii                1-Jan-02      31-Dec-02        JRODD
TP930037600             Greater New York Mutual Ins Co               1-Jan-02      31-Dec-02        SZILI
TP940428700                 Federated Mutual Ins Co                  1-Jan-02      31-Dec-02        SZILI
TP870053900              Farm Mutual Reinsurance Plan                1-Jan-02      31-Dec-02        JRODD
TP961755100               Northern Neck Insurance Co                 1-Jan-02      31-Dec-02        KGOLD
00002913500               Mercer Mutual Insurance Co                 1-Jan-02      31-Dec-02        KFRY        2
00003058200              Penn Mutual Insurance Company               1-Jan-02      31-Dec-02        KGOLD       2
00003442600                German Mutual Ins Co (OH)                 1-Jan-02      31-Dec-02        SSCHU       2
00001124100              Continental Casualty Company                1-Jan-02      31-Dec-02        JRODD       2
TP951820300              Continental Casualty Company                1-Jan-02      31-Dec-02        JRODD
00002228100               Guilderland Reinsurance Co                 1-Jan-02      31-Dec-02        UPARK       2
00003064700              Germania Farm Mutual Ins Assn               1-Jan-02      31-Dec-02        UPARK       2
TP960681300                    Chubb & Son, Inc.                     1-Apr-02      31-Mar-03        SZILI
TP961471500             American Southern Insurance Co               1-Jan-02      31-Dec-02        UPARK
TP961490600            Co-Operative Insurance Companies              1-Jan-02      31-Dec-02        UPARK
TP961499900              Cumberland Mutual Fire Ins Co               1-Jan-02      31-Dec-02        KGOLD
TP961500600       Farmers Mutual Fire Association of New Jersey      1-Jan-02      31-Dec-02        KGOLD
TP961501000              Farmers Mut Fire of Salem Cty               1-Jan-02      31-Dec-02        UPARK
TP961507100          Farmers Mutual Protective Assoc Of Tx           1-Jan-02      31-Dec-02        KGOLD
TP961523500              Fitchburg Mutual Insurance Co               1-Jan-02      31-Dec-02        UPARK
TP961524000              Franklin Mutual Insurance Co                1-Jan-02      31-Dec-02        UPARK
TP961534100                 Kentucky Growers Ins Co                  1-Jan-02      31-Dec-02        UPARK
TP961544800               Providence Mutual Fire Ins                 1-Jan-02      31-Dec-02        SZILI
TP961545400             Rockingham Mutual Insurance Co               1-Jan-02      31-Dec-02        UPARK


                                     A-3-29

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
TP970248300      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP970387801      2002            3rd Property Cat XOL             0031        NA Ppty Tty X/S Cat
00003478700      2002        3rd Property Catastrohpe XOL         0031        NA Ppty Tty X/S Cat
00002943900      2002          3rd Property Catastrophe           0031        NA Ppty Tty X/S Cat
00003855500      2002          3rd Property Catastrophe           0031        NA Ppty Tty X/S Cat
00003970500      2002          3rd Property Catastrophe           0031        NA Ppty Tty X/S Cat
TP881625301      2002       3RD PROPERTY CATASTROPHE EXCES        0031        NA Ppty Tty X/S Cat
00000838400      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000846000      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000846900      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000860000      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00002315300      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00002319100      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00002940900      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00002988900      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003393700      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003417900      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003438900      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003790200      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003793200      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003875500      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003906300      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003950900      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003956200      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003960100      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004038100      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004113300      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
TP932624500      2002        3RD PROPERTY CATASTROPHE XOL         0031        NA Ppty Tty X/S Cat
TP960282400      2002              3rd US Prop Cat                0031        NA Ppty Tty X/S Cat
TP951480600      2002           4th Cat (formerly 5th)            0031        NA Ppty Tty X/S Cat
00004083500      2002               4TH CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000013500      2002               4TH CAT EXCESS                0031        NA Ppty Tty X/S Cat

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
TP970248300                  Peninsula Ins Co                  1-Apr-02      31-Mar-03        KGOLD
TP970387801            Barnstable County Mut Ins Co            1-Jan-02      31-Dec-02        UPARK
00003478700            Concord General Mutual Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00002943900            Southern Mutual Church Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003855500              Balboa Insurance Company              1-Jan-02      31-Dec-02        JRODD       2
00003970500             Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02        SSCHU       2
TP881625301            Royal & SunAlliance USA, Inc.           1-May-02      30-Apr-03        SZILI
00000838400          Millers First Insurance Companies         1-Jan-02      31-Dec-02        THEIN       2
00000846000             Germania Insurance Company             1-Jan-02      31-Dec-02        SSCHU       2
00000846900              Frankenmuth Mutual Ins Co             1-Jan-02      31-Dec-02        KFRY        2
00000860000            Rockford Mutual Insurance Co            1-Jan-02      31-Dec-02        THEIN       2
00002315300             Columbia National Ins Co .             1-Jan-02      31-Dec-02        UPARK       2
00002319100               Baldwin Mutual Ins. Co.              1-Jan-02      31-Dec-02        UPARK       2
00002940900             Alfa Insurance Corporation             1-Jan-02      31-Dec-02        SZILI       2
00002988900              Iowa Mutual Insurance Co              1-Jan-02      31-Dec-02        SSCHU       2
00003393700              Grange Mutual Ins Co (OR)             1-Jan-02      31-Dec-02        KGOLD       2
00003417900             Harco National Insurance Co            1-Jan-02      31-Dec-02        KFRY        2
00003438900             Austin Mutual Insurance Co             1-Jan-02      31-Dec-02        KFRY        2
00003790200             Center Mutual Insurance Co             1-Jan-02      31-Dec-02        KFRY        2
00003793200              Kentucky National Ins Co              1-Jan-02      31-Dec-02        THEIN       2
00003875500            Farm Bureau Mutual Ins of MI            1-Jan-02      31-Dec-02        THEIN       2
00003906300            Universal Underwriters Ins Co           1-Jan-02      31-Dec-02        JBARR
00003950900         Wisconsin Mutual Insurance Company         1-Jan-02      31-Dec-02        SSCHU       2
00003956200              Acadia Insurance Company              1-Jan-02      31-Dec-02        KGOLD       2
00003960100            Sheboygan Falls Mutual Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00004038100              Coregis Insurance Company             1-Apr-02      31-Mar-03        KGOLD
00004113300               Usaa Casualty Ins. Co.               1-Jun-02      31-May-03        DKINN
TP932624500             Everett Cash Mutual Ins Co             1-Jan-02      31-Dec-02        SZILI
TP960282400           Commonwealth Insurance Company           1-Jan-02      31-Dec-02        JBARR
TP951480600             Ohio Casualty Insurance Co             1-Jan-02      31-Dec-02        SZILI
00004083500            Royal & SunAlliance USA, Inc.           1-May-02      30-Apr-03        SZILI
M0000013500               Cincinnati Insurance Co              1-Jan-02      31-Dec-02        KGOLD


                                     A-3-30

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
M0000282500      2002               4TH CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000522500      2002               4TH CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000574300      2002               4th Cat Excess                0031        NA Ppty Tty X/S Cat
M0000500100      2002        4th CAT EXCESS-formerly 5th          0031        NA Ppty Tty X/S Cat
M0000223500      2002             4TH CAT MULTI YEAR              0031        NA Ppty Tty X/S Cat
00002905100      2002                 4th CAT XS                  0031        NA Ppty Tty X/S Cat
00002338600      2002              4th Catastrophe                0031        NA Ppty Tty X/S Cat
00002348000      2002              4th Catastrophe                0031        NA Ppty Tty X/S Cat
00002990300      2002              4th Catastrophe                0031        NA Ppty Tty X/S Cat
00003960500      2002              4th Catastrophe                0031        NA Ppty Tty X/S Cat
TP960249200      2002              4th Catastrophe                0031        NA Ppty Tty X/S Cat
TP970049900      2002              4th Catastrophe                0031        NA Ppty Tty X/S Cat
00000582100      2002                4TH PROP CAT                 0031        NA Ppty Tty X/S Cat
00003064800      2002            4th Property Ca XOL              0031        NA Ppty Tty X/S Cat
00002913600      2002              4th Property Cat               0031        NA Ppty Tty X/S Cat
00000738400      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
00001010600      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP922226500      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961471600      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961490700      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961500000      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961501100      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961523000      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961523600      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961524100      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961524100      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961534200      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961544900      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP970387901      2002            4th Property Cat XOL             0031        NA Ppty Tty X/S Cat
00002944000      2002          4th Property Catastrophe           0031        NA Ppty Tty X/S Cat
00003062400      2002          4th Property Catastrophe           0031        NA Ppty Tty X/S Cat
00000846300      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000860200      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat

                                                                Effective     Expiration     Primary
Contract #                        Cedant Name                      Date           Date     Underwriter
----------                        -----------                   ---------     ----------   -----------
M0000282500                Quincy Mutual Fire Ins Co             1-Jan-02      31-Dec-02        KGOLD
M0000522500                SAFECO Ins Co of America              1-Jan-02      31-Dec-02        JRODD
M0000574300              Safety Indemnity Insurance Co           1-Jan-02      31-Dec-02        SZILI
M0000500100               Selective Ins Co of America            1-Jan-02      31-Dec-02        SZILI
M0000223500               Indiana Farmers Mutual Ins             1-Jan-02      31-Dec-02        SSCHU
00002905100               National Grange Mutual Ins             1-Jan-02      31-Dec-02        KGOLD       2
00002338600                First State Insurance Co              1-Jan-02      31-Dec-02        JRODD       2
00002348000                OneBeacon Insurance Group             1-Jan-02      31-Dec-02        JRODD       2
00002990300                    W.R. Berkley Group                1-Jan-02      31-Dec-02        JRODD       2
00003960500                    ING Canada Group                  1-Jan-02      31-Dec-02        JRODD       2
TP960249200          The Wawanesa Mutual Insurance Company       1-Jan-02      31-Dec-02        JRODD
TP970049900                 Westchester Fire Ins Co              1-Jan-02      31-Dec-02        JRODD
00000582100              First Insurance Co of Hawaii            1-Jan-02      31-Dec-02        JRODD       2
00003064800              Germania Farm Mutual Ins Assn           1-Jan-02      31-Dec-02        UPARK       2
00002913600               Mercer Mutual Insurance Co             1-Jan-02      31-Dec-02        KFRY        2
00000738400             Rockingham Mutual Insurance Co           1-Jan-02      31-Dec-02        UPARK       2
                    Farmers Mutual Fire Association of New
00001010600                         Jersey                       1-Jan-02      31-Dec-02        KGOLD       2
TP922226500               Northern Neck Insurance Co             1-Jan-02      31-Dec-02        KGOLD
TP961471600             American Southern Insurance Co           1-Jan-02      31-Dec-02        UPARK
TP961490700            Co-Operative Insurance Companies          1-Jan-02      31-Dec-02        UPARK
TP961500000              Cumberland Mutual Fire Ins Co           1-Jan-02      31-Dec-02        KGOLD
TP961501100              Farmers Mut Fire of Salem Cty           1-Jan-02      31-Dec-02        UPARK
TP961523000          Farmers Mutual Protective Assoc Of Tx       1-Jan-02      31-Dec-02        KGOLD
TP961523600              Fitchburg Mutual Insurance Co           1-Jan-02      31-Dec-02        UPARK
TP961524100              Franklin Mutual Insurance Co            1-Jan-02      31-Dec-02        KGOLD
TP961524100              Franklin Mutual Insurance Co            1-Jan-02      31-Dec-02        UPARK
TP961534200                 Kentucky Growers Ins Co              1-Jan-02      31-Dec-02        UPARK
TP961544900               Providence Mutual Fire Ins             1-Jan-02      31-Dec-02        SZILI
TP970387901              Barnstable County Mut Ins Co            1-Jan-02      31-Dec-02        UPARK
00002944000              Southern Mutual Church Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003062400               Everett Cash Mutual Ins Co             1-Jan-02      31-Dec-02        SZILI       2
00000846300               Germania Insurance Company             1-Jan-02      31-Dec-02        SSCHU       2
00000860200              Rockford Mutual Insurance Co            1-Jan-02      31-Dec-02        THEIN       2


                                     A-3-31

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00002315400      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003125000      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003420000      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003793300      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003866200      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003875600      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003906500      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003956300      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003960600      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
M0000505900      2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003037100      2002               5th Cat Excess                0031        NA Ppty Tty X/S Cat
00003448600      2002               5th Cat Excess                0031        NA Ppty Tty X/S Cat
M0000272600      2002               5TH CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000272600      2002               5TH CAT EXCESS                0031        NA Ppty Tty X/S Cat
00003999600      2002                5th Cat Xol                  0031        NA Ppty Tty X/S Cat
00001037700      2002              5th Catastrophe                0031        NA Ppty Tty X/S Cat
00002348200      2002              5th Catastrophe                0031        NA Ppty Tty X/S Cat
00003531600      2002              5th Catastrophe                0031        NA Ppty Tty X/S Cat
00000951100      2002            5th Property Cat XOL             0031        NA Ppty Tty X/S Cat
TP961755200      2002            5th Property Cat XOL             0031        NA Ppty Tty X/S Cat
00003855700      2002          5th Property Catastrophe           0031        NA Ppty Tty X/S Cat
00002941000      2002        5th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003004000      2002        5th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003036400      2002        5th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003793400      2002        5th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003866300      2002        5th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003875700      2002        5th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
M0000097000      2002              5TH XS STOP LOSS               0031        NA Ppty Tty X/S Cat
M0000273500      2002           6TH CAT XS LOSS RATIO             0031        NA Ppty Tty X/S Cat
TP961755300      2002            6th Property Cat XOL             0031        NA Ppty Tty X/S Cat
00003793500      2002        6th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003875800      2002        6th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003080700      2002               7th Cat XOL/PC                0031        NA Ppty Tty X/S Cat
M0000572300      2002              7TH XS STOP LOSS               0031        NA Ppty Tty X/S Cat

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00002315400              Columbia National Ins Co               1-Jan-02      31-Dec-02        UPARK       2
00003125000               Frankenmuth Mutual Ins Co             1-Jan-02      31-Dec-02        KFRY        2
00003420000             SECURA Insurance A Mutual Co            1-Jan-02      31-Dec-02        KFRY        2
00003793300               Kentucky National Ins Co              1-Jan-02      31-Dec-02        THEIN       2
00003866200              Empire Fire & Marine Ins Co            1-Jan-02      31-May-03        JBARR       2
00003875600             Farm Bureau Mutual Ins of MI            1-Jan-02      31-Dec-02        THEIN       2
00003906500             Universal Underwriters Ins Co           1-Jan-02      31-Dec-02        JBARR
00003956300               Acadia Insurance Company              1-Jan-02      31-Dec-02        KGOLD       2
00003960600              Farmers Mutual of Tennessee            1-Jan-02      31-Dec-02        THEIN       2
M0000505900                Amer Nat Prop & Cas Co               1-Jan-02      31-Dec-02        KFRY
00003037100             Safety Indemnity Insurance Co           1-Jan-02      31-Dec-02        SZILI       2
00003448600               Quincy Mutual Fire Ins Co             1-Jan-02      31-Dec-02        KGOLD       2
M0000272600                Cincinnati Insurance Co              1-Jan-02      31-Dec-02        JGEAR
M0000272600                Cincinnati Insurance Co              1-Jan-02      31-Dec-02        KGOLD
00003999600             Germania Farm Mutual Ins Assn           1-Jan-02      31-Dec-02        KGOLD
00001037700             Public Service Mutual Ins Co            1-Jan-02      31-Dec-02        JRODD       2
00002348200               OneBeacon Insurance Group             1-Jan-02      31-Dec-02        JRODD       2
00003531600                   ING Canada Group                  1-Jan-02      31-Dec-02        JRODD       2
00000951100             Farmers Mut Fire of Salem Cty           1-Jan-02      31-Dec-02        UPARK       2
TP961755200              Northern Neck Insurance Co             1-Jan-02      31-Dec-02        KGOLD
00003855700               Balboa Insurance Company              1-Jan-02      31-Dec-02        JRODD       2
00002941000              Alfa Insurance Corporation             1-Jan-02      31-Dec-02        SZILI       2
00003004000              Columbia National Ins Co               1-Jan-02      31-Dec-02        UPARK       2
00003036400             Cumberland Mutual Fire Ins Co           1-Jan-02      31-Dec-02        KGOLD       2
00003793400               Kentucky National Ins Co              1-Jan-02      31-Dec-02        THEIN       2
00003866300              Empire Fire & Marine Ins Co            1-Jan-02      31-May-03        JBARR       2
00003875700             Farm Bureau Mutual Ins of MI            1-Jan-02      31-Dec-02        THEIN       2
M0000097000            Grinnell Mutual Reinsurance Co           1-Jan-02      31-Dec-02        SZILI
M0000273500            Grinnell Mutual Reinsurance Co           1-Jan-02      31-Dec-02        SZILI
TP961755300              Northern Neck Insurance Co             1-Jan-02      31-Dec-02        KGOLD
00003793500               Kentucky National Ins Co              1-Jan-02      31-Dec-02        THEIN       2
00003875800             Farm Bureau Mutual Ins of MI            1-Jan-02      31-Dec-02        THEIN       2
00003080700              Alfa Insurance Corporation             1-Jan-02      31-Dec-02        SZILI       2
M0000572300            Grinnell Mutual Reinsurance Co           1-Jan-02      31-Dec-02        SZILI


                                     A-3-32

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003713600      2002       AIG E-Commerce Catastrophe XOL        0031        NA Ppty Tty X/S Cat
00004113200      2002              Cat XOL Layer 1                0031        NA Ppty Tty X/S Cat
M0000456500      2002               Corporate Cat                 0031        NA Ppty Tty X/S Cat
00001434600      2002          Dealers Open Lot Cat/Agg           0031        NA Ppty Tty X/S Cat
00003080500      2002              Fifth Cat XOL/PC               0031        NA Ppty Tty X/S Cat
00003589500      2002             fifth prop cat xol              0031        NA Ppty Tty X/S Cat
00003997400      2002          Fifth Property Cat/Risk            0031        NA Ppty Tty X/S Cat
00003997700      2002          Fifth Property Cat/Risk            0031        NA Ppty Tty X/S Cat
00002989900      2002         Fifth Property Catastrophe          0031        NA Ppty Tty X/S Cat
00004006500      2002         Fifth Property Catastrophe          0031        NA Ppty Tty X/S Cat
00003474000      2002         First Cat Excess One Year           0031        NA Ppty Tty X/S Cat
00003916600      2002          First Excess Catastrophe           0031        NA Ppty Tty X/S Cat
TP930327200      2002            First PropCat/3 year             0031        NA Ppty Tty X/S Cat
TP970272400      2002             FIRST PROPERTY CAT              0031        NA Ppty Tty X/S Cat
00004006400      2002         First Property Catastrophe          0031        NA Ppty Tty X/S Cat
00003589400      2002            fourth prop cat xol              0031        NA Ppty Tty X/S Cat
00003997600      2002          Fourth Property Cat/Risk           0031        NA Ppty Tty X/S Cat
00001050000      2002        Fourth Property Catastrophe          0031        NA Ppty Tty X/S Cat
00003987800      2002       GACIS Property Catastrophe XOL        0031        NA Ppty Tty X/S Cat
00002853800      2002        N.E. & New Madrid Cat (3rd)          0031        NA Ppty Tty X/S Cat
00003687500      2002           Property Aggregate XOL            0031        NA Ppty Tty X/S Cat
M0000580200      2002              Property Cat XOL               0031        NA Ppty Tty X/S Cat
00003610100      2002          Property Catastrophe XOL           0031        NA Ppty Tty X/S Cat
00003916700      2002         Second Excess Catastrophe           0031        NA Ppty Tty X/S Cat
TP970272500      2002            SECOND PROPERTY CAT              0031        NA Ppty Tty X/S Cat
00003459800      2002        Second Property Catastrophe          0031        NA Ppty Tty X/S Cat
00003951800      2002           SHAG/Flex Property Cat            0031        NA Ppty Tty X/S Cat
00003951700      2002           Shared Property Cat XS            0031        NA Ppty Tty X/S Cat
00004064000      2002        Sixth (Top) Property Cat XOL         0031        NA Ppty Tty X/S Cat
M0000561700      2002                 Texas Cat                   0031        NA Ppty Tty X/S Cat
00004113100      2002        TOP Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00003953000      2002        Underlying 3rd/4th Event Cat         0031        NA Ppty Tty X/S Cat

                                                                Effective     Expiration     Primary
Contract #                        Cedant Name                      Date           Date     Underwriter
----------                        -----------                   ---------     ----------   -----------
00003713600              National Union Fire Ins Co PA           1-Apr-02      31-Mar-03        SZILI       2
00004113200                 Usaa Casualty Ins. Co.               1-Jun-02      31-May-03        DKINN
M0000456500                 Farmers Insurance Group             15-Jan-02      14-Jan-03        JRODD
00001434600          Southern Pioneer and Casualty Ins. Co       1-Apr-02      31-Mar-03        SSCHU       2
00003080500               Alfa Insurance Corporation             1-Jan-02      31-Dec-02        SZILI       2
00003589500                AXA Insurance (Canada) .              1-Jan-02      31-Dec-02        JRODD       2
00003997400               Trumbull Insurance Company             1-Jan-02      31-Dec-02        JRODD
00003997700               Trumbull Insurance Company             1-Jan-02      31-Dec-02        JRODD
00002989900              Zurich American Ins Co of IL            1-Jan-02      31-Dec-02        JBARR       2
00004006500              First Insurance Co of Hawaii            1-Jan-02      31-Dec-02        JRODD
00003474000                .Federated Mutual Ins Co              1-Jan-02      31-Dec-02        SZILI       2
00003916600              First American Prop & Cas Ins           1-Jan-02      31-Dec-02        KGOLD
TP930327200                .Federated Mutual Ins Co              1-Jan-02      31-Dec-02        SZILI
TP970272400                   Amerisure Companies                1-Apr-02      31-Mar-03        KGOLD
00004006400              First Insurance Co of Hawaii            1-Jan-02      31-Dec-02        JRODD
00003589400                AXA Insurance (Canada) .              1-Jan-02      31-Dec-02        JRODD       2
00003997600               Trumbull Insurance Company             1-Jan-02      31-Dec-02        JRODD
00001050000              Zurich American Ins Co of IL            1-Jan-02      31-Dec-02        JBARR       2
00003987800               Great American Insurance Co            1-Jan-02      31-Dec-02        JBARR
00002853800               Liberty Mutual Insurance Co            1-Jan-02      31-Dec-02        JRODD       2
00003687500               Celina Mutual Insurance Co             1-Jan-02      31-Dec-02        UPARK       2
M0000580200                  California Fair Plan                1-Feb-02      31-Jan-03        JRODD
00003610100       Cornerstone National Insurance Company, MO     1-Apr-02      31-Mar-03        KFRY        2
00003916700              First American Prop & Cas Ins           1-Jan-02      31-Dec-02        KGOLD       2
TP970272500                   Amerisure Companies                1-Apr-02      31-Mar-03        KGOLD
00003459800              Zurich American Ins Co of IL            1-Jan-02      31-Dec-02        JBARR       2
00003951800              Southern Farm Bureau Casualty           1-Jan-02      31-Dec-02        SZILI       2
00003951700              Southern Farm Bureau Casualty           1-Jan-02      31-Dec-02        SZILI       2
00004064000               Empire Fire & Marine Ins Co            1-Jan-02      31-Dec-02        JBARR
M0000561700                 Farmers Insurance Group             15-Jan-02      14-Jan-03        JRODD
00004113100                 Usaa Casualty Ins. Co.               1-Jun-02      31-May-03        DKINN
00003953000               Center Mutual Insurance Co             1-Jan-02      31-Dec-02        KFRY        2


                                     A-3-33

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003992200      2002          Underlying Aggregate XOL           0031        NA Ppty Tty X/S Cat
00004021100      2002          Underlying Aggregate XOL           0031        NA Ppty Tty X/S Cat
00003442200      2002             1st Multi Line XOL              0030        NA Ppty Tty X/S Risk
00003470900      2002            1st Multiline Excess             0030        NA Ppty Tty X/S Risk
00002300600      2002             1st Multi-Line XOL              0030        NA Ppty Tty X/S Risk
00002309000      2002            1st Per Risk Excess              0030        NA Ppty Tty X/S Risk
00002257300      2002          1st Per Risk Royal/Orion           0030        NA Ppty Tty X/S Risk
00003828900      2002              1st Per Risk XOL               0030        NA Ppty Tty X/S Risk
TP941883000      2002             1st Prop Per Risk               0030        NA Ppty Tty X/S Risk
TP921014700      2002         1ST PROP. PER RISK EXCESS           0030        NA Ppty Tty X/S Risk
00004038600      2002       1st Property Fac Per Risk XOL         0030        NA Ppty Tty X/S Risk
00003389600      2002           1st Property Per Risk             0030        NA Ppty Tty X/S Risk
00003849600      2002           1st Property Per Risk             0030        NA Ppty Tty X/S Risk
00003888000      2002           1st Property Per Risk             0030        NA Ppty Tty X/S Risk
TP000575300      2002           1ST Property Per Risk             0030        NA Ppty Tty X/S Risk
00003149100      2002         1st Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
00003842300      2002         1st Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
00004088200      2002         1st Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
TP000572600      2002         1ST PROPERTY PER RISK XOL           0030        NA Ppty Tty X/S Risk
00003471000      2002            2nd Multiline Excess             0030        NA Ppty Tty X/S Risk
00002300700      2002             2nd Multi-Line XOL              0030        NA Ppty Tty X/S Risk
00000601400      2002                2nd Per Risk                 0030        NA Ppty Tty X/S Risk
00003995300      2002            2nd Per Risk Backup              0030        NA Ppty Tty X/S Risk
00002257400      2002          2nd Per Risk Royal/Orion           0030        NA Ppty Tty X/S Risk
00003829000      2002              2nd Per Risk XOL               0030        NA Ppty Tty X/S Risk
TP922225200      2002             2nd Prop Per Risk               0030        NA Ppty Tty X/S Risk
TP961625400      2002             2nd Prop Per Risk               0030        NA Ppty Tty X/S Risk
TP921014800      2002         2ND PROP. PER RISK EXCESS           0030        NA Ppty Tty X/S Risk
00004038800      2002       2nd Property Fac Per Risk XOL         0030        NA Ppty Tty X/S Risk
00003389700      2002           2nd Property Per Risk             0030        NA Ppty Tty X/S Risk
00003845100      2002           2nd Property Per Risk             0030        NA Ppty Tty X/S Risk
00003849700      2002           2nd Property Per Risk             0030        NA Ppty Tty X/S Risk
00003888100      2002           2nd Property Per Risk             0030        NA Ppty Tty X/S Risk
00003842400      2002         2nd Property Per Risk XOL           0030        NA Ppty Tty X/S Risk

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00003992200         Farmers Mutual Protective Assoc Of Tx       1-Jan-02      31-Dec-02        KGOLD
00004021100             Farmers Union Mutual Ins (MT)           1-Jan-02      31-Dec-02        KGOLD
00003442200               German Mutual Ins Co (OH)             1-Jan-02      31-Dec-02        SSCHU       2
00003470900               Illinois Casualty Company             1-Jan-02      31-Dec-02        THEIN       2
00002300600              Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02        SSCHU       2
00002309000              Germania Insurance Company             1-Jan-02      31-Dec-02        SSCHU       2
00002257300             Royal & SunAlliance USA, Inc.           1-Jan-02      31-Dec-02        JRODD       2
00003828900               Maine Mutual Fire Ins Co              1-Jan-02      31-Dec-02        THEIN       2
TP941883000                Westchester Fire Ins Co              1-Jan-02      31-Dec-02        JRODD
TP921014700                   Chubb & Son, Inc.                 1-Apr-02      31-Mar-03        SZILI
00004038600                CNA Insurance Companies              1-Apr-02      31-Mar-03        DKINN
00003389600           US Aegis Energy Insurance Company         1-Apr-02      31-Mar-03        JRODD       2
00003849600             Southern Mutual Church Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003888000                      ACE Limted                     1-Jan-02      31-Dec-02        THEIN       2
TP000575300               First State Insurance Co              1-Jan-02      31-Dec-02        JRODD
00003149100             Royal & SunAlliance USA, Inc.           1-May-02      30-Apr-03        SZILI       2
00003842300             Farm Bureau Mutual Ins of MI            1-Jan-02      31-Dec-02        THEIN       2
00004088200              State National Ins Co, Inc             1-Apr-02      1-Apr-03         DKINN
TP000572600                   Chubb & Son, Inc.                 1-Apr-02      31-Mar-03        SZILI
00003471000               Illinois Casualty Company             1-Jan-02      31-Dec-02        THEIN       2
00002300700              Wisconsin Reinsurance Corp.            1-Jan-02      31-Dec-02        SSCHU       2
00000601400            Southern Guaranty Insurance Co           1-Jan-02      31-Dec-02        JRODD       2
00003995300               OneBeacon Insurance Group             1-Jan-02      31-Dec-02        JRODD
00002257400             Royal & SunAlliance USA, Inc.           1-Jan-02      31-Dec-02        JRODD       2
00003829000               Maine Mutual Fire Ins Co              1-Jan-02      31-Dec-02        THEIN       2
TP922225200             Employers Mutual Casualty Co            1-Jan-02      31-Dec-02        KGOLD
TP961625400                Westchester Fire Ins Co              1-Jan-02      31-Dec-02        JRODD
TP921014800                   Chubb & Son, Inc.                 1-Apr-02      31-Mar-03        SZILI
00004038800                CNA Insurance Companies              1-Apr-02      31-Mar-03        DKINN
00003389700           US Aegis Energy Insurance Company         1-Apr-02      31-Mar-03        JRODD       2
00003845100               Agway Insurance Company .             1-Jan-02      31-Dec-02        SSCHU       2
00003849700             Southern Mutual Church Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003888100                      ACE Limted                     1-Jan-02      31-Dec-02        THEIN       2
00003842400             Farm Bureau Mutual Ins of MI            1-Jan-02      31-Dec-02        THEIN       2


                                     A-3-34

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00004088300      2002         2nd Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
TP000572700      2002         2ND PROPERTY PER RISK XOL           0030        NA Ppty Tty X/S Risk
00001024400      2002                2nd Risk XOL                 0030        NA Ppty Tty X/S Risk
00000589200      2002                3rd Per Risk                 0030        NA Ppty Tty X/S Risk
00000601500      2002                3rd Per Risk                 0030        NA Ppty Tty X/S Risk
00004047300      2002                3rd Per Risk                 0030        NA Ppty Tty X/S Risk
00003995400      2002            3rd Per Risk Backup              0030        NA Ppty Tty X/S Risk
00003829100      2002              3rd Per Risk XOL               0030        NA Ppty Tty X/S Risk
TP922225300      2002             3rd Prop Per Risk               0030        NA Ppty Tty X/S Risk
TP932280200      2002             3rd Prop Per Risk               0030        NA Ppty Tty X/S Risk
00003849800      2002           3rd Property Per Risk             0030        NA Ppty Tty X/S Risk
00003888200      2002           3rd Property Per Risk             0030        NA Ppty Tty X/S Risk
TP865143900      2002        3RD PROPERTY PER RISK EXCESS         0030        NA Ppty Tty X/S Risk
00004088400      2002         3rd Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
00003995500      2002            4th Per Risk Backup              0030        NA Ppty Tty X/S Risk
TP872134600      2002        4TH PROPERTY PER RISK EXCESS         0030        NA Ppty Tty X/S Risk
00004088500      2002         4th Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
00003790600      2002       APEX-Multi Line Excess of Loss        0030        NA Ppty Tty X/S Risk
00003831800      2002         Combination Excess of Loss          0030        NA Ppty Tty X/S Risk
00003842500      2002         Combination Excess of Loss          0030        NA Ppty Tty X/S Risk
00003994900      2002          First Property Per Risk            0030        NA Ppty Tty X/S Risk
00003995200      2002          Fourth Property Per Risk           0030        NA Ppty Tty X/S Risk
00004018800      2002           Property Per Risk XOL             0030        NA Ppty Tty X/S Risk
00003995000      2002          Second Property Per Risk           0030        NA Ppty Tty X/S Risk
00004072700      2002          Second Property Per Risk           0030        NA Ppty Tty X/S Risk
00003995100      2002          Third Property Per Risk            0030        NA Ppty Tty X/S Risk
00003845200      2002       Top Cessions Property per Risk        0030        NA Ppty Tty X/S Risk
TP940111600      2002            Underlying Per Risk              0030        NA Ppty Tty X/S Risk
FM621028600      2002        FEDERAL - TERMINAL OPS L.L.          0070           OM Facultative
FM621027200      2002         LA SOCIETE DE-NON-B/W HULL          0070           OM Facultative
FM621025700      2002             OWEN- NON-B/W HULL              0070           OM Facultative
00003102400      2002            P&I Club - 3rd Layer             0070           OM Facultative

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00004088300              State National Ins Co, Inc             1-Apr-02      1-Apr-03         DKINN
TP000572700                   Chubb & Son, Inc.                 1-Apr-02      31-Mar-03        SZILI
00001024400                       ACE Group                     1-Jan-02      31-Dec-02        JRODD       2
00000589200                RLI Insurance Company                1-Jan-02      31-Dec-02        JRODD       2
00000601500            Southern Guaranty Insurance Co           1-Jan-02      31-Dec-02        JRODD       2
00004047300              Fireman's Fund Insurance Co            1-Apr-02      31-Mar-03        JRODD
00003995400               OneBeacon Insurance Group             1-Jan-02      31-Dec-02        JRODD
00003829100               Maine Mutual Fire Ins Co              1-Jan-02      31-Dec-02        THEIN       2
TP922225300             Employers Mutual Casualty Co            1-Jan-02      31-Dec-02        KGOLD
TP932280200                Westchester Fire Ins Co              1-Jan-02      31-Dec-02        JRODD
00003849800             Southern Mutual Church Ins Co           1-Jan-02      31-Dec-02        SSCHU       2
00003888200                      ACE Limted                     1-Jan-02      31-Dec-02        THEIN       2
TP865143900            Greater New York Mutual Ins Co           1-Jan-02      31-Dec-02        SZILI
00004088400              State National Ins Co, Inc             1-Apr-02      1-Apr-03         DKINN
00003995500               OneBeacon Insurance Group             1-Jan-02      31-Dec-02        JRODD
TP872134600            Greater New York Mutual Ins Co           1-Jan-02      31-Dec-02        SZILI
00004088500              State National Ins Co, Inc             1-Apr-02      1-Apr-03         DKINN
00003790600        American Safety Casualty Insurance Co.       1-Jan-02      31-Dec-02        KFRY        2
00003831800              Northern Mutual Ins Co (MI)            1-Jan-02      31-Dec-02        THEIN       2
00003842500            Farmers and Merchants Mut Fire           1-Jan-02      31-Dec-02        THEIN       2
00003994900               OneBeacon Insurance Group             1-Jan-02      31-Dec-02        JRODD
00003995200               OneBeacon Insurance Group             1-Jan-02      31-Dec-02        JRODD
00004018800               Fulcrum Insurance Company             1-Apr-02      31-Mar-03        KGOLD
00003995000               OneBeacon Insurance Group             1-Jan-02      31-Dec-02        JRODD
00004072700                Essex Insurance Company              1-May-02      30-Apr-03        SZILI
00003995100               OneBeacon Insurance Group             1-Jan-02      31-Dec-02        JRODD
00003845200               Agway Insurance Company .             1-Jan-02      31-Dec-02        SSCHU       2
TP940111600               Ranger Insurance Company              1-Jan-02      31-Dec-02        JBARR
FM621028600          American Home Assurance Company, CN        1-Apr-02      1-Apr-03          KSM
FM621027200          American Home Assurance Company, CN       31-Mar-02      30-Apr-03         KSM
FM621025700          American Home Assurance Company, CN       31-Mar-02      30-Apr-03         KSM
00003102400        International Group Of P&I Associations     20-Feb-02      20-Feb-03         KSM        2


                                     A-3-35

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00004086100      2002           Tidewater Incorporated            0070           OM Facultative
FM971044200      2002           Tidewater Incorporated            0070           OM Facultative
TM870345900      2002          G&M OPEN CVR-VARIABLE QS           0050           OM Treaty P/R
00003465300      2002              Global Energy QS               0050           OM Treaty P/R
TM930776500      2002                HULL SURPLUS                 0050           OM Treaty P/R
TO950135000      2002             Marine Quota Share              0050           OM Treaty P/R
TN950131200      2002         Miscelaneous First Surplus          0050           OM Treaty P/R
00002937000      2002               1st Gen Mar XL                0060           OM Treaty X/S
00003766100      2002             1st Liability X/L               0060           OM Treaty X/S
00001034000      2002            1st Mar W/A XL - WA1             0060           OM Treaty X/S
TM920734500      2002            1ST MARINE HULL X/L              0060           OM Treaty X/S
00003766400      2002               1st Yacht X/L                 0060           OM Treaty X/S
TM920708500      2002             2ND CARGO CAT X/L               0060           OM Treaty X/S
TM960479800      2002              2ND CARGO CAT XL               0060           OM Treaty X/S
00002939700      2002               2nd Gen Mar XL                0060           OM Treaty X/S
00003766200      2002             2nd Liability X/L               0060           OM Treaty X/S
00001034100      2002            2nd Mar W/A XL - WA2             0060           OM Treaty X/S
TM960546300      2002            2ND MARINE CARGO X/L             0060           OM Treaty X/S
TM920734600      2002          2ND MARINE HULL CAT X/L            0060           OM Treaty X/S
00003766500      2002               2nd Yacht X/L                 0060           OM Treaty X/S
00003766300      2002             3rd Liability X/L               0060           OM Treaty X/S
00001034200      2002            3rd Mar W/A XL - WA3             0060           OM Treaty X/S
TM930886700      2002          3RD MARINE HULL CAT X/L            0060           OM Treaty X/S
00003766600      2002               3rd Yacht X/L                 0060           OM Treaty X/S
TM910433500      2002             4TH CARGO CAT X/L               0060           OM Treaty X/S
TM960479900      2002              4th CARGO CAT XL               0060           OM Treaty X/S
00001034300      2002            4th Mar W/A XL - WA4             0060           OM Treaty X/S
00004080500      2002             4th Marine Hull XL              0060           OM Treaty X/S
TM960480000      2002              5TH CARGO CAT XL               0060           OM Treaty X/S

                                                                  Effective     Expiration     Primary
Contract #                          Cedant Name                      Date           Date     Underwriter
----------                          -----------                   ---------     ----------   -----------
00004086100               Boston Old Colony Insurance Co.          1-Apr-02      1-Apr-03          KSM
FM971044200               Boston Old Colony Insurance Co.          1-Apr-02      1-Apr-03          KSM
TM870345900        Centennial Insurance Company (Canada Branch)    1-Jan-02      31-Dec-02         KSM
00003465300          Zurich Insurance Company - Bermuda Branch     1-Jan-02      31-Dec-02         KSM        2
TM930776500            Tokio Marine & Fire Insurance Co Ltd        1-Apr-02      31-Mar-03         KSM
TO950135000                     Seguros Sucre, S.A.                1-Jan-02      31-Dec-02        SREDL
TN950131200                     Seguros Sucre, S.A.                1-Jan-02      31-Dec-02        SREDL
00002937000               Westport Insurance Corporation           1-Jan-02      31-Dec-02         KSM        2
00003766100                 New Hampshire Insurance Co             1-Jun-02      31-May-03         KSM        2
00001034000                 Somerset Group of Companies            1-Jan-02      31-Dec-02         KSM        2
                       The Yasuda Fire and Marine Insurance
TM920734500                      Company, Limited                  1-Apr-02      31-Mar-03         KSM
00003766400                 New Hampshire Insurance Co             1-Jun-02      31-May-03         KSM        2
                       The Yasuda Fire and Marine Insurance
TM920708500                      Company, Limited                  1-Apr-02      31-Mar-03         KSM
                       The Yasuda Fire and Marine Insurance
TM960479800                      Company, Limited                  1-Apr-02      31-Mar-03         KSM
00002939700               Westport Insurance Corporation           1-Jan-02      31-Dec-02         KSM        2
00003766200                 New Hampshire Insurance Co             1-Jun-02      31-May-03         KSM        2
00001034100                 Somerset Group of Companies            1-Jan-02      31-Dec-02         KSM        2
TM960546300          Nissay Dowa General Insurance Company Ltd     1-Apr-02      31-Mar-03         KSM
                       The Yasuda Fire and Marine Insurance
TM920734600                      Company, Limited                  1-Apr-02      31-Mar-03         KSM
00003766500                 New Hampshire Insurance Co             1-Jun-02      31-May-03         KSM        2
00003766300                 New Hampshire Insurance Co             1-Jun-02      31-May-03         KSM        2
00001034200                 Somerset Group of Companies            1-Jan-02      31-Dec-02         KSM        2
                       The Yasuda Fire and Marine Insurance
TM930886700                      Company, Limited                  1-Apr-02      31-Mar-03         KSM
00003766600                 New Hampshire Insurance Co             1-Jun-02      31-May-03         KSM
                       The Yasuda Fire and Marine Insurance
TM910433500                      Company, Limited                  1-Apr-02      31-Mar-03         KSM
                       The Yasuda Fire and Marine Insurance
TM960479900                      Company, Limited                  1-Apr-02      31-Mar-03         KSM
00001034300                 Somerset Group of Companies            1-Jan-02      31-Dec-02         KSM        2
                       The Yasuda Fire and Marine Insurance
00004080500                      Company, Limited                  1-Apr-02      31-Mar-03         KSM
TM960480000            The Yasuda Fire and Marine Insurance        1-Apr-02      31-Mar-03         KSM


                                     A-3-36

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------

00003983300      2002            5th Mar W/A XL - WA5             0060           OM Treaty X/S
TM912497300      2002           A2 Risk Non Energy X/l            0060           OM Treaty X/S
TM920051200      2002                A3 Risk X/L                  0060           OM Treaty X/S
TM932310400      2002                A4 Risk X/L                  0060           OM Treaty X/S
TM960079600      2002            B1 Risk Back-up X/L              0060           OM Treaty X/S
00003655200      2002               Cargo 1st X/L                 0060           OM Treaty X/S
TM330949000      2002         CARGO 1ST X/L EXCL. JP EQ           0060           OM Treaty X/S
TM870857700      2002         CARGO 2ND X/L EXCL. JP EQ           0060           OM Treaty X/S
00004064100      2002                Cargo 2nd XL                 0060           OM Treaty X/S
00003655300      2002               Cargo 3nd X/L                 0060           OM Treaty X/S

00001386700      2002               Cargo 3rd X/L                 0060           OM Treaty X/S
TM900796200      2002        CARGO 3RD X/L IRO JP EQ ONLY         0060           OM Treaty X/S
TM900796300      2002        CARGO 4TH X/L IRO JP EQ ONLY         0060           OM Treaty X/S
00003655400      2002                Cargo 4thX/L                 0060           OM Treaty X/S
00003655500      2002               Cargo 5th X/L                 0060           OM Treaty X/S
TO970425800      2002                  Cargo XL                   0060           OM Treaty X/S
00003979700      2002               E2 Risk Energy                0060           OM Treaty X/S
00002646000      2002              GEN MAR 3RD X/L                0060           OM Treaty X/S
00002939900      2002              Gen Mar 3rd X/L                0060           OM Treaty X/S
TM550930700      2002         GEN'L MAR (EX RIG) 1ST XS           0060           OM Treaty X/S
TM901280000      2002         GEN'L MAR (EX RIG) 2ND XS           0060           OM Treaty X/S
00003598500      2002              Hull & Cargo X/L               0060           OM Treaty X/S
00003567100      2002             Liability 1st X/L               0060           OM Treaty X/S
00003567400      2002             Liability 4th X/L               0060           OM Treaty X/S
00003582200      2002           Liability Specific A1             0060           OM Treaty X/S
00003559100      2002            Mar Gen Occ X/L - C5             0060           OM Treaty X/S
00003559200      2002            Mar Gen Occ X/L - C6             0060           OM Treaty X/S
00003979600      2002            Mar Gen Occ X/L - C7             0060           OM Treaty X/S
TM950003100      2002         Mar Gen Rsk/Occ 1st XL-C1           0060           OM Treaty X/S
TM950003300      2002         Mar Gen Rsk/Occ 3rd XL-C3           0060           OM Treaty X/S
TM950003400      2002         Mar Gen Rsk/Occ 4th XL-C4           0060           OM Treaty X/S
TM950003200      2002           Mar Gen Rsk/Occ XL-C2             0060           OM Treaty X/S

                                                                  Effective     Expiration     Primary
Contract #                          Cedant Name                      Date           Date     Underwriter
----------                          -----------                   ---------     ----------   -----------

00003983300                 Somerset Group of Companies            1-Jan-02      31-Dec-02         KSM
TM912497300                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM
TM920051200                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM
TM932310400                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM
TM960079600                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM
00003655200             Nipponkoa Insurance Company Limited        1-Apr-02      31-Mar-03         KSM        2
TM330949000            Tokio Marine & Fire Insurance Co Ltd        1-Apr-02      31-Mar-03         KSM
TM870857700            Tokio Marine & Fire Insurance Co Ltd        1-Apr-02      31-Mar-03         KSM
00004064100             Nipponkoa Insurance Company Limited        1-Apr-02      31-Mar-03         KSM
00003655300             Nipponkoa Insurance Company Limited        1-Apr-02      31-Mar-03         KSM        2
                       The Yasuda Fire and Marine Insurance
00001386700                      Company, Limited                  1-Apr-02      31-Mar-03         KSM        2
TM900796200            Tokio Marine & Fire Insurance Co Ltd        1-Apr-02      31-Mar-03         KSM
TM900796300            Tokio Marine & Fire Insurance Co Ltd        1-Apr-02      31-Mar-03         KSM
00003655400             Nipponkoa Insurance Company Limited        1-Apr-02      31-Mar-03         KSM        2
00003655500             Nipponkoa Insurance Company Limited        1-Apr-02      31-Mar-03         KSM        2
TO970425800             Assa (Administracion De Seg. S.A.)         1-Apr-02      31-Mar-03         RSP
00003979700                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM
00002646000                 Hartford Fire Insurance Co             1-Jun-02      31-May-03         KSM        2
00002939900               Westport Insurance Corporation           1-Jan-02      31-Dec-02         KSM        2
TM550930700                 Hartford Fire Insurance Co             1-Jun-02      31-May-03         KSM
TM901280000                 Hartford Fire Insurance Co             1-Jun-02      31-May-03         KSM
00003598500                Scottsdale Insurance Company           20-Feb-02      31-Mar-03         KSM        2
00003567100                      Chubb & Son, Inc.                 1-Jan-02      31-Dec-02         KSM        2
00003567400                      Chubb & Son, Inc.                 1-Jan-02      31-Dec-02         KSM        2
00003582200                 Somerset Group of Companies            1-Jan-02      31-Dec-02         KSM        2
00003559100                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM        2
00003559200                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM        2
00003979600                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM
TM950003100                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM
TM950003300                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM
TM950003400                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM
TM950003200                 Mutual Marine Office, Inc.             1-Jan-02      31-Dec-02         KSM


                                     A-3-37

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00001284800      2002                 Mar Rsk XL                  0060           OM Treaty X/S
00000925500      2002               Marine 1st X/L                0060           OM Treaty X/S
00000925600      2002               Marine 2nd X/L                0060           OM Treaty X/S
00000925700      2002               Marine 3rd X/L                0060           OM Treaty X/S
00000925800      2002               Marine 4th X/L                0060           OM Treaty X/S
00001421400      2002          Marine Cargo 3rd CAT X/L           0060           OM Treaty X/S
00004048900      2002              Marine Cargo XL                0060           OM Treaty X/S
00004049000      2002              Marine Cargo XL                0060           OM Treaty X/S
00004049100      2002              Marine Cargo XL                0060           OM Treaty X/S
00004049200      2002              Marine Cargo XL                0060           OM Treaty X/S
00002949600      2002          Marine Hull XL 3rd Layer           0060           OM Treaty X/S
00003598600      2002              P&I / Liabs X/L                0060           OM Treaty X/S
00003591200      2002             Risk (Ex Liabs) B1              0060           OM Treaty X/S
00003036100      2002            Royal Spcty 2nd x/l              0060           OM Treaty X/S
00003036300      2002            Royal Spcty 3rd x/l              0060           OM Treaty X/S
00003511200      2002            Royal Spcty 4th x/l              0060           OM Treaty X/S
00003036000      2002           Royalty Spcty 1st X/L             0060           OM Treaty X/S
00002340300      2002               RSK/OCC XL- O1                0060           OM Treaty X/S
00003578500      2002            Tidewater Hull & P&I             0060           OM Treaty X/S
00003555500      2002                UMS 4th X/L                  0060           OM Treaty X/S
00003599500      2002             W/A 2nd Clash X/L               0060           OM Treaty X/S
00003598700      2002              W/A 2nd Risk XL                0060           OM Treaty X/S
00003599600      2002             W/A 3rd Clash X/L               0060           OM Treaty X/S
00003599000      2002             W/A Clash 1st X/L               0060           OM Treaty X/S
00000786100      2002               Yacht 3rd X/L                 0060           OM Treaty X/S
00002897900      2002             Farm Pollution QS               0302          First Dollar G/L
00004130300      2002                 Misc. E&O                   0302          First Dollar G/L
00003935900      2002             Neonatal Carve Out              0420           Healthcare P/R
00004047900      2002             EDH Fully Insured               0420           Healthcare P/R
00003749400      2002                  4th XOL                    0130           NA Cas Tty P/R
00003749500      2002                  5th XOL                    0130           NA Cas Tty P/R
TC950616200      2002       COMBINED CASUALTY QUOTA SHARE         0130           NA Cas Tty P/R

                                                                 Effective     Expiration     Primary
Contract #                         Cedant Name                      Date           Date     Underwriter
----------                         -----------                   ---------     ----------   -----------
00001284800                Travelers Indemnity Company            1-Mar-02      28-Feb-03         KSM        2
00000925500         Commerical Union Insurance Company (USA)      1-Jan-02      31-Dec-02         KSM        2
00000925600         Commerical Union Insurance Company (USA)      1-Jan-02      31-Dec-02         KSM        2
00000925700         Commerical Union Insurance Company (USA)      1-Jan-02      31-Dec-02         KSM        2
00000925800         Commerical Union Insurance Company (USA)      1-Jan-02      31-Dec-02         KSM        2
                      The Yasuda Fire and Marine Insurance
00001421400                     Company, Limited                  1-Apr-02      31-Mar-03         KSM        2
00004048900                 Aseguradora Mundial, S.A.             1-Apr-02      31-Mar-03         RSP
00004049000                 Aseguradora Mundial, S.A.             1-Apr-02      31-Mar-03         RSP
00004049100                 Aseguradora Mundial, S.A.             1-Apr-02      31-Mar-03         RSP
00004049200                 Aseguradora Mundial, S.A.             1-Apr-02      31-Mar-03         RSP
00002949600                        Ingosstrakh                    1-Jan-02      31-Dec-02         DMD        2
00003598600               Scottsdale Insurance Company           20-Feb-02      31-Mar-03         KSM        2
00003591200                Somerset Group of Companies            1-Jan-02      31-Dec-02         KSM        2
00003036100                  Royal Indemnity Company              1-Jan-02      31-Dec-02         KSM        2
00003036300                  Royal Indemnity Company              1-Jan-02      31-Dec-02         KSM        2
00003511200                  Royal Indemnity Company              1-Jan-02      31-Dec-02         KSM        2
00003036000                  Royal Indemnity Company              1-Jan-02      31-Dec-02         KSM        2
00002340300                Somerset Group of Companies            1-Jan-02      31-Dec-02         KSM        2
00003578500                Pental Insurance Co., Ltd.             1-Apr-02      31-Mar-03         KSM        2
00003555500              Westport Insurance Corporation           1-Jan-02      31-Dec-02         KSM        2
00003599500               Scottsdale Insurance Company           20-Feb-02      31-Mar-03         KSM        2
00003598700               Scottsdale Insurance Company           20-Feb-02      31-Mar-03         KSM        2
00003599600               Scottsdale Insurance Company           20-Feb-02      31-Mar-03         KSM        2
00003599000               Scottsdale Insurance Company           20-Feb-02      31-Mar-03         KSM        2
00000786100           National Marine Underwriters, Incorp        1-Jan-02      31-Dec-02         KSM        2
00002897900               American Agricultural Ins Co            1-Jul-02      30-Jun-03        THEIN       2
00004130300                 Chubb Insurance Co of NJ              1-Jul-02      30-Jun-03        ASARI       2
00003935900           Combined Insurance Company of America       1-Mar-02      28-Feb-03        EKOUR       2
00004047900       North Carolina Mutual Life Insurance Company    1-May-02      30-Apr-03        JTHOM       2
00003749400               Minnesota Lawyers Mut Ins Co           19-Apr-02      18-Apr-03        ASARI       2
00003749500               Minnesota Lawyers Mut Ins Co           19-Apr-02      18-Apr-03        ASARI       2
TC950616200                  Royal Indemnity Company              1-Jun-02      31-May-03        JBEND       2


                                     A-3-38

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003252700      2002       Casualty Excess Cessions treat        0130           NA Cas Tty P/R
00004149900      2002              2nd Umbrella QS                0130           NA Cas Tty P/R
TC970846900      2002                UMBRELLA Q/S                 0130           NA Cas Tty P/R
00003361800      2002       Reps & Warr. Ins./ Contingent         0130           NA Cas Tty P/R
00001734000      2002            Umbrella Quota Share             0130           NA Cas Tty P/R
00003211200      2002             D&O Liability Q/S               0130           NA Cas Tty P/R
00003658700      2002            1st Casualty Excess              0140           NA Cas Tty X/S
00003658800      2002            2nd Casualty Excess              0140           NA Cas Tty X/S
00003764900      2002             4th Excess of Loss              0140           NA Cas Tty X/S
00003611100      2002             Calypso - Cas XOL               0140           NA Cas Tty X/S
00003583500      2002       First Casualty Excess of Loss         0140           NA Cas Tty X/S
00001794900      2002                6th Prop Cat                 0140           NA Cas Tty X/S
00004150000      2002              1st Blanket XOL                0140           NA Cas Tty X/S
TP000468700      2002                3rd Prop Cat                 0140           NA Cas Tty X/S
TP931508600      2002                4th Prop Cat                 0140           NA Cas Tty X/S
TP941427600      2002                5th Prop Cat                 0140           NA Cas Tty X/S
00003615700      2002            Commercial Auto XOL              0140           NA Cas Tty X/S
00003140500      2002            Umb 2nd XOL Cession              0140           NA Cas Tty X/S
00003140600      2002        2nd Casualty Excess of Loss          0140           NA Cas Tty X/S
00003717200      2002           Umbrella First Excess             0140           NA Cas Tty X/S
00004121000      2002            3rd Workers Comp XOL             0140           NA Cas Tty X/S
00004096200      2002         Combination Excess of Loss          0140           NA Cas Tty X/S
00000503400      2002             First Casualty XOL              0140           NA Cas Tty X/S
00004106700      2002              First Layer XOL                0140           NA Cas Tty X/S
00004126000      2002                Umbrella QS                  0140           NA Cas Tty X/S
00004127100      2002         CL - Casualty Clash Excess          0147        NA Cas Tty X/S Clash
00003658900      2002         CL WC - 3rd Casualty Clash          0147        NA Cas Tty X/S Clash
00003659000      2002         CL WC - 4th Casualty Clash          0147        NA Cas Tty X/S Clash
00003764900      2002                    4 CL                     0147        NA Cas Tty X/S Clash
TC931838800      2002        CL WC - Second Cas Clash XL          0147        NA Cas Tty X/S Clash
TC931839000      2002              3rd Cas Clash XL               0147        NA Cas Tty X/S Clash
TC931839000      2002          CL WC - 3rd Cas Clash XL           0147        NA Cas Tty X/S Clash
00004130100      2002                    1 WC                     0147        NA Cas Tty X/S Clash
00004130200      2002                    2 WC                     0147        NA Cas Tty X/S Clash
M0000374400      2002                  3 CL WC                    0147        NA Cas Tty X/S Clash
M0000374500      2002                   4CL WC                    0147        NA Cas Tty X/S Clash

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00003252700          Royal Insurance Company Of America         1-Jun-02      31-May-03        JBEND       2
00004149900             Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03        JBEND       2
TC970846900             Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03        JBEND       2
00003361800              Hartford Fire Insurance Co             1-Jul-02      30-Jun-03        ASARI       2
00001734000           Millers First Insurance Companies         1-Jul-02      30-Jun-03        THEIN       2
00003211200             Royal Specialty Underwriters            1-Jul-02      30-Jun-03        JYULG       2
00003658700              Insurance Corp of Hannover             1-May-02      30-Apr-03        KFRY        2
00003658800              Insurance Corp of Hannover             1-May-02      30-Apr-03        KFRY        2
00003764900         Security National Insurance Company         1-May-02      30-Apr-03        BENKO       2
00003611100              National Interstate Ins Co             1-Jun-02      31-May-03        THEIN       2
00003583500             Protective Insurance Company            1-Jun-02      31-May-03        KFRY        2
00001794900             Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03        JRODD       2
00004150000             Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03        JBEND       2
TP000468700             Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03        JRODD       2
TP931508600             Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03        JRODD       2
TP941427600             Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03        JRODD       2
00003615700         Capital City Insurance Company, Inc.        1-Jul-02      30-Jun-03        THEIN       2
00003140500             Farmland Mutual Insurance Co            1-Jul-02      30-Jun-03        SSCHU       2
00003140600             Farmland Mutual Insurance Co            1-Jul-02      30-Jun-03        SSCHU       2
00003717200             Farmland Mutual Insurance Co            1-Jul-02      30-Jun-03        SSCHU       2
00004121000             Farmland Mutual Insurance Co            1-Jul-02      30-Jun-03        SSCHU       2
00004096200               Great Lakes Mutual Ins Co             1-Jul-02      30-Jun-03        THEIN       2
00000503400           Millers First Insurance Companies         1-Jul-02      30-Jun-03        THEIN       2
00004106700                 TIG Insurance Company               1-Jul-02      30-Jun-03        TKELL       2
00004126000                 TIG Insurance Company               1-Jul-02      30-Jun-03        TKELL       2
00004127100             Acceptance Insurance Company            1-May-02      30-Apr-03        THEIN       2
00003658900              Insurance Corp of Hannover             1-May-02      30-Apr-03        KFRY        2
00003659000              Insurance Corp of Hannover             1-May-02      30-Apr-03        KFRY        2
00003764900         Security National Insurance Company         1-May-02      30-Apr-03        BENKO       2
TC931838800                  Amerisure Companies                1-Jul-02      30-Jun-03        KFRY        2
TC931839000                  Amerisure Companies                1-Jul-02      30-Jun-03        KFRY        2
TC931839000                  Amerisure Companies                1-Jul-02      30-Jun-03        KFRY        2
00004130100             Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03        MSMIL       2
00004130200             Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03        MSMIL       2
M0000374400             Employers Insurance of Wausau           1-Jul-02      30-Jun-03        MSMIL       2
M0000374500             Employers Insurance of Wausau           1-Jul-02      30-Jun-03        MSMIL       2


                                     A-3-39

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
TC865425100      2002                  1 CL WC                    0147        NA Cas Tty X/S Clash
TC882523200      2002                  2 CL WC                    0147        NA Cas Tty X/S Clash
00000503100      2002         CL - 2nd Casualty (Clash)           0147        NA Cas Tty X/S Clash
TC970028400      2002             PRIMARY C & P Q/S               0302          First Dollar G/L
  4130300        2002                 Misc. E&O                   0130           NA Cas Tty P/R
TC920676000      2002              CASUALTY SURPLUS               0130           NA Cas Tty P/R
M0000572900      2002          Investment Advisors E&O            0140           NA Cas Tty X/S
TC971066300      2002                2ND CAS RSK                  0140           NA Cas Tty X/S
TC971066100      2002             FIRST CAS RSK XOL               0140           NA Cas Tty X/S
TC882643400      2002              3rd Casualty XOL               0140           NA Cas Tty X/S
  3738900        2002              4th Casualty XOL               0140           NA Cas Tty X/S
  3739100        2002              1st Casualty XOL               0140           NA Cas Tty X/S
TC920675900      2002                CASUALTY XOL                 0140           NA Cas Tty X/S
M0000477600      2002                2ND CAS XOL                  0147        NA Cas Tty X/S Clash
M0000477700      2002                3RD CAS XOL                  0147        NA Cas Tty X/S Clash
M0000477800      2002                4TH CAS XOL                  0147        NA Cas Tty X/S Clash
TC931098100      2002               2nd Cas Clash                 0147        NA Cas Tty X/S Clash
  3732600        2002               2nd Cas Clash                 0147        NA Cas Tty X/S Clash
  1756500        2002               3rd Cas Excess                0147        NA Cas Tty X/S Clash
  2931000        2002             Third Casualty XOL              0147        NA Cas Tty X/S Clash
TC872047500      2002       FIRST CASUALTY EXCESS OF LOSS         0147        NA Cas Tty X/S Clash
TC911510400      2002              2ND CASUALTY XS                0147        NA Cas Tty X/S Clash
  2247700        2002              3rd Casualty XOL               0147        NA Cas Tty X/S Clash
  3264100        2002             1ST CASUALTY CLASH              0147        NA Cas Tty X/S Clash
M0000515200      2002             2ND CASUALTY CLASH              0147        NA Cas Tty X/S Clash
M0000515300      2002             3RD CASUALTY CLASH              0147        NA Cas Tty X/S Clash
00004114600      2002              First Cat Excess               0031        NA Ppty Tty X/S Cat
TP930640600      2002                2nd Prop Cat                 0031        NA Ppty Tty X/S Cat
TP930640700      2002                3rd Prop Cat                 0031        NA Ppty Tty X/S Cat
00003256900      2002           1st Catastrophe Excess            0031        NA Ppty Tty X/S Cat
00003257000      2002           1st Catastrophe Excess            0031        NA Ppty Tty X/S Cat
00004113600      2002            3rd Catastrophe XOL              0031        NA Ppty Tty X/S Cat
00004125000      2002            3rd Catastrophe XOL              0031        NA Ppty Tty X/S Cat
00003041800      2002            ist Catastrophe XOL              0031        NA Ppty Tty X/S Cat
00003041900      2002            2nd Catastrophe XOL              0031        NA Ppty Tty X/S Cat
00003042000      2002            3rd Catastrophe XOL              0031        NA Ppty Tty X/S Cat

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
TC865425100             Employers Insurance of Wausau           1-Jul-02      30-Jun-03        MSMIL       2
TC882523200             Employers Insurance of Wausau           1-Jul-02      30-Jun-03        MSMIL       2
00000503100           Millers First Insurance Companies         1-Jul-02      30-Jun-03        THEIN       2
TC970028400              Great American Insurance Co            9/1/2002      8/31/2003        JBEND
  4130300                        Chubb & Son                    7/1/2002      6/30/2003        ASARI
TC920676000              Great American Insurance Co            9/1/2002      8/31/2003        JBEND
                  American International Group, (Duplicate
M0000572900                        Record)                      7/1/2002      6/30/2003        ASARI
TC971066300              Firemans Fund Insurance Co             7/1/2002      6/30/2003        JBEND
TC971066100              Firemans Fund Insurance Co             7/1/2002      6/30/2003        JBEND
TC882643400        Michigan Municipal Risk Mgmt Authority       7/1/2002      6/30/2003        RDAVI
  3738900          Michigan Municipal Risk Mgmt Authority       7/1/2002      6/30/2003        RDAVI
  3739100          Michigan Municipal Risk Mgmt Authority       7/1/2002      6/30/2003        RDAVI
TC920675900              Great American Insurance Co            9/1/2002      8/31/2003        JBEND
M0000477600             Royal & SunAlliance USA, Inc.           5/1/2002      4/30/2003        JGEAR
M0000477700             Royal & SunAlliance USA, Inc.           5/1/2002      4/30/2003        JGEAR
M0000477800             Royal & SunAlliance USA, Inc.           5/1/2002      4/30/2003        JGEAR
TC931098100              AAA-Mid Atlantic (Keystone)            7/1/2002      6/30/2003        MSMIL
  3732600                          ACE USA                      7/1/2002      6/30/2003        MSMIL
  1756500                American Modern Home Ins Co            7/1/2002      6/30/2003        JGEAR
  2931000               Metropolitan Casualty Ins Co            7/1/2002      6/30/2003        MSMIL
TC872047500            Metropolitan Prop & Cas Ins Co           7/1/2002      6/30/2003        MSMIL
TC911510400            Metropolitan Prop & Cas Ins Co           7/1/2002      6/30/2003        MSMIL
  2247700                      Royal Specialty                  7/1/2002      6/30/2003        JGEAR
  3264100              Scottsdale Insurance Company             7/1/2002      6/30/2003        MSMIL
M0000515200            Scottsdale Insurance Company             7/1/2002      6/30/2003        MSMIL
M0000515300            Scottsdale Insurance Company             7/1/2002      6/30/2003        MSMIL
00004114600                 Gulf Insurance Company              1-Jul-02      30-Jun-03        SZILI
TP930640600                 Gulf Insurance Company              1-Jul-02      30-Jun-03        SZILI
TP930640700                 Gulf Insurance Company              1-Jul-02      30-Jun-03        SZILI
00003256900           Factory Mutual Insurance Company          1-Jul-02      30-Jun-03        SZILI
00003257000           Factory Mutual Insurance Company          1-Jul-02      30-Jun-03        SZILI
00004113600           Factory Mutual Insurance Company          1-Jul-02      30-Jun-03        SZILI
00004125000           Factory Mutual Insurance Company          1-Jul-02      30-Jun-03        SZILI
00003041800             Farmland Mutual Insurance Co            1-Jul-02      30-Jun-03        SZILI
00003041900             Farmland Mutual Insurance Co            1-Jul-02      30-Jun-03        SZILI
00003042000             Farmland Mutual Insurance Co            1-Jul-02      30-Jun-03        SZILI


                                     A-3-40

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
TP970787800      2002             4th Prop Per Risk               0030        NA Ppty Tty X/S Risk
TP971013100      2002             4th Prop Per Risk               0030        NA Ppty Tty X/S Risk
00003110300      2002            Property Quota Share             0010          NA Ppty Tty P/R
TP000636800      2002         1st Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
TP931404300      2002         2nd Property Per Risk XOL           0030        NA Ppty Tty X/S Risk
TP931082800      2002           B-3rd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP931082900      2002           B-4th Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970861500      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970862000      2002           B-2nd PropertyCat XOL             0031        NA Ppty Tty X/S Cat
TP970248000      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970248200      2002           B-2nd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970248300      2002           B-3rd Property Cat XOL            0031        NA Ppty Tty X/S Cat
00003058200      2002             B-3rd Property Cat              0031        NA Ppty Tty X/S Cat
TP961540100      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961540300      2002           B-2nd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970881800      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970881900      2002           B-2nd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP970882000      2002           B-3rd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961600100      2002        B-1st Property Cat/Aggr XOL          0031        NA Ppty Tty X/S Cat
00000738400      2002           B-4th Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961545400      2002           B-3rd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961545500      2002           B-2nd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961545800      2002            B-2nd Aggregate XOL              0031        NA Ppty Tty X/S Cat
TP961599000      2002            B-3rd Aggregate XOL              0031        NA Ppty Tty X/S Cat
TP971069700      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP971069900      2002           B-3rd Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP971070000      2002           B-4th Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP971070100      2002           B-5th Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP971078100      2002           B-2nd Property Cat XOL            0031        NA Ppty Tty X/S Cat
00002050400      2002        1ST Property Catastrophe CAD         0031        NA Ppty Tty X/S Cat
TP931505100      2002        1ST PROPERTY CATASTROPHE XOL         0031        NA Ppty Tty X/S Cat
TP931505100      2002        1ST PROPERTY CATASTROPHE XOL         0031        NA Ppty Tty X/S Cat
00000084700      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
00003675700      2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
TP910265001      2002        2nd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00002273900      2002          B-1st Agg Excess of Loss           0031        NA Ppty Tty X/S Cat

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
TP970787800            Hartford Steam Boiler I & I CT           1-Jul-02      30-Jun-03        SZILI
TP971013100            Hartford Steam Boiler I & I CT           1-Jul-02      30-Jun-03        SZILI
00003110300               Houston Casualty Company              1-Jan-02      31-Dec-02        SZILI
TP000636800               Nationwide Mutual Ins Co              1-Jul-02      30-Jun-03        SZILI
TP931404300               Nationwide Mutual Ins Co              1-Jul-02      30-Jun-03        SZILI
TP931082800                Pawtucket Mutual Ins Co              1-Jul-02      30-Jun-03        SZILI
TP931082900                Pawtucket Mutual Ins Co              1-Jul-02      30-Jun-03        SZILI
TP970861500                Pawtucket Mutual Ins Co              1-Jul-02      30-Jun-03        SZILI
TP970862000                Pawtucket Mutual Ins Co              1-Jul-02      30-Jun-03        SZILI
TP970248000                Peninsula Insurance Co               1-Apr-02      31-Mar-03        SZILI
TP970248200                Peninsula Insurance Co               1-Apr-02      31-Mar-03        SZILI
TP970248300                Peninsula Insurance Co               1-Apr-02      31-Mar-03        SZILI
00003058200             Penn Mutual Insurance Company           1-Jan-02      31-Dec-02        SZILI
TP961540100             Penn Mutual Insurance Company           1-Jan-02      31-Dec-02        SZILI
TP961540300             Penn Mutual Insurance Company           1-Jan-02      31-Dec-02        SZILI
TP970881800                Preferred Mutual Ins Co              1-Jul-02      30-Jun-03        SZILI
TP970881900                Preferred Mutual Ins Co              1-Jul-02      30-Jun-03        SZILI
TP970882000                Preferred Mutual Ins Co              1-Jul-02      30-Jun-03        SZILI
TP961600100            Priority One Insurance Company           1-Jan-02      31-Dec-02        SZILI
00000738400            Rockingham Mutual Insurance Co           1-Jan-02      31-Dec-02        SZILI
TP961545400            Rockingham Mutual Insurance Co           1-Jan-02      31-Dec-02        SZILI
TP961545500            Rockingham Mutual Insurance Co           1-Jan-02      31-Dec-02        SZILI
TP961545800            Rockingham Mutual Insurance Co           1-Jan-02      31-Dec-02        SZILI
TP961599000            Rockingham Mutual Insurance Co           1-Jan-02      31-Dec-02        SZILI
TP971069700             Security Mutual Insurance Co            1-Jul-02      30-Jun-03        SZILI
TP971069900             Security Mutual Insurance Co            1-Jul-02      30-Jun-03        SZILI
TP971070000             Security Mutual Insurance Co            1-Jul-02      30-Jun-03        SZILI
TP971070100             Security Mutual Insurance Co            1-Jul-02      30-Jun-03        SZILI
TP971078100             Security Mutual Insurance Co            1-Jul-02      30-Jun-03        SZILI
00002050400                 Travelers Corporation               1-Jul-02      30-Jun-03        SZILI
TP931505100                 Travelers Corporation               1-Jul-02      30-Jun-03        SZILI
TP931505100                 Travelers Corporation               1-Jul-02      30-Jun-03        SZILI
00000084700                     USA Insurance                   1-Jun-02      31-May-03        SZILI
00003675700               Utica Mutual Insurance Co             1-Jul-02      30-Jun-03        SZILI
TP910265001               Utica Mutual Insurance Co             1-Jul-02      30-Jun-03        SZILI
00002273900               Wayne Mutual Insurance Co             1-Jan-02      31-Dec-02        SZILI


                                     A-3-41

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00004072300      2002            B-2nd Aggregate XOL              0031        NA Ppty Tty X/S Cat
TP961585500      2002           B-1st Property Cat XOL            0031        NA Ppty Tty X/S Cat
TP961585600      2002           B-2nd Property Cat XOL            0031        NA Ppty Tty X/S Cat
00003920000      2002       B-1st Property Catastrophe XOL        0031        NA Ppty Tty X/S Cat
00003960300      2002            B-1st Aggregate XOL              0031        NA Ppty Tty X/S Cat
00003960400      2002            B-2nd Aggregate XOL              0031        NA Ppty Tty X/S Cat
00001799800      2002              Genl Mar 1st X/L               0060           OM Treaty X/S
00001799900      2002              Genl Mar 2nd X/L               0060           OM Treaty X/S
00001800000      2002              Genl Mar 3rd X/L               0060           OM Treaty X/S
00002593100      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00002661400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002708200      2002          2nd Fire Cat XOL - 3yrs.           0091       Intl Ppty Tty X/S Cat
00002708300      2002         3rd Fire Cat. XOL - 3yrs.           0091       Intl Ppty Tty X/S Cat
00002708400      2002         4th Fire Cat. XOL - 3yrs.           0091       Intl Ppty Tty X/S Cat
00002741500      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002829200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003034000      2002       Home Owners/Mortgage Port. CXL        0091       Intl Ppty Tty X/S Cat
00003217100      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003217200      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003267400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003267600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003269900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003278500      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003283000      2002             Gen'l Mar 4th X/L               0060           OM Treaty X/S
00003286200      2002        Zurich American Int'l Cat XL         0091       Intl Ppty Tty X/S Cat
00003291200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003291900      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003292000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003293400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003301200      2002             Covenant Uwrs X/L               0060           OM Treaty X/S
00003301300      2002           Covenant Uwrs B/U X/L             0060           OM Treaty X/S
00003302100      2002             Common Account XL               0091       Intl Ppty Tty X/S Cat
00003307400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003307600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003307700      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003309100      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003329400      2002        Motor, WC, El & GTPL-1st XOL         0100         Intl Casualty Tty

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
00004072300              Wayne Mutual Insurance Co             1-Jan-02      31-Dec-02        SZILI
TP961585500              Wayne Mutual Insurance Co             1-Jan-02      31-Dec-02        SZILI
TP961585600              Wayne Mutual Insurance Co             1-Jan-02      31-Dec-02        SZILI
00003920000              White Hall Mutual Ins Co              1-Jan-02      31-Dec-02        SZILI
00003960300         Woodville Mutual Insurance Company         1-Jan-02      1-Jan-03         SZILI
00003960400         Woodville Mutual Insurance Company         1-Jan-02      1-Jan-03         SZILI
00001799800            Zurich American Insurance Co            1-Jul-02      30-Jun-03         KSM
00001799900            Zurich American Insurance Co            1-Jul-02      30-Jun-03         KSM
00001800000            Zurich American Insurance Co            1-Jul-02      30-Jun-03         KSM
00002593100       National General Insurance Corporation       1-Jul-02      30-Jun-03         RSP
00002661400                 Agricola De Seguros                1-Jul-02      30-Jun-03         RSP
00002708200       Defence Service Homes Insurance Scheme       1-Jul-02      30-Jun-03         EYM
00002708300       Defence Service Homes Insurance Scheme       1-Jul-02      30-Jun-03         EYM
00002708400       Defence Service Homes Insurance Scheme       1-Jul-02      30-Jun-03         EYM
00002741500                  Universal America                 1-Jul-02      30-Jun-03         RSP
00002829200                  Universal America                 1-Jul-02      30-Jun-03         RSP
00003034000          AXA Chile Seguros Generales S.A.          1-Jul-02      30-Jun-03         RSP
00003217100       National General Insurance Corporation       1-Jul-02      30-Jun-03         RSP
00003217200       National General Insurance Corporation       1-Jul-02      30-Jun-03         RSP
00003267400                 Agricola De Seguros                1-Jul-02      30-Jun-03         RSP
00003267600                 Agricola De Seguros                1-Jul-02      30-Jun-03         RSP
00003269900                 Agricola De Seguros                1-Jul-02      30-Jun-03         RSP
00003278500          Cia. Nacional De Seguros C Por A          1-Jul-02      30-Jun-03         RSP
00003283000            Zurich American Insurance Co            1-Jul-02      30-Jun-03         KSM
00003286200            Zurich American Insurance Co            1-Jul-02      30-Jun-03         LYM
00003291200           La Intercontinental De Seguros           1-Jul-02      30-Jun-03         RSP
00003291900                 Commercial America                 1-Jul-02      30-Jun-03         RSP
00003292000                 Commercial America                 1-Jul-02      30-Jun-03         RSP
00003293400                 Commercial America                 1-Jul-02      30-Jun-03         RSP
00003301200                      AXA Group                     1-Aug-02      31-Jul-03         KSM
00003301300                      AXA Group                     1-Aug-02      31-Jul-03         KSM
00003302100                 Commercial America                 1-Jul-02      30-Jun-03         RSP
00003307400             Seguros Bital S.A. (Mexico)            1-Aug-02      31-Jul-03         RSP
00003307600             Seguros Bital S.A. (Mexico)            1-Aug-02      31-Jul-03         RSP
00003307700             Seguros Bital S.A. (Mexico)            1-Aug-02      31-Jul-03         RSP
00003309100                  Universal America                 1-Jul-02      30-Jun-03         RSP
00003329400      United India Insurance Company Limited        1-Aug-02      31-Jul-03         EYM


                                     A-3-42

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003329500      2002       Motor, WC, EL & GTPL - 2nd XOL        0100         Intl Casualty Tty
00003329600      2002       Motor, WC, EL & GTPL - 3rd XOL        0100         Intl Casualty Tty
00003689800      2002           Catastrophe First XOL             0091       Intl Ppty Tty X/S Cat
00003689900      2002           Catastrophe Second XOL            0091       Intl Ppty Tty X/S Cat
00003690000      2002           Catastrophe Fifth XOL             0091       Intl Ppty Tty X/S Cat
00003718700      2002          Property Cat. - 4th XOL            0091       Intl Ppty Tty X/S Cat
00003720600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003726900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003727000      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003727100      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003736400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003736500      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003736600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003736700      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003736800      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003738200      2002         Banco Agricola Fire Cat XL          0091       Intl Ppty Tty X/S Cat
00003738300      2002         Banco Agricola Fire Cat XL          0091       Intl Ppty Tty X/S Cat
00003738400      2002         Banco Agricola Fire Cat XL          0091       Intl Ppty Tty X/S Cat
00003738500      2002         Banco Agricola Fire Cat XL          0091       Intl Ppty Tty X/S Cat
00003738600      2002         Banco Agricola Fire Cat XL          0091       Intl Ppty Tty X/S Cat
00003741100      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003741200      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003741300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003743800      2002        Additional Retention Risk xl         0091       Intl Ppty Tty X/S Cat
00003745300      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003745500      2002        Additional Retention Risk XL         0091       Intl Ppty Tty X/S Cat
00003745700      2002        Additional Retention Risk XL         0091       Intl Ppty Tty X/S Cat
00003747500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003747600      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003747700      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003747800      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003747900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003750000      2002                Fire Cat Xl                  0091       Intl Ppty Tty X/S Cat
00003755400      2002               P.Rico Cat XL                 0091       Intl Ppty Tty X/S Cat
00003756400      2002              Property Cat. XL               0091       Intl Ppty Tty X/S Cat
00003756500      2002              Property Cat. XL               0091       Intl Ppty Tty X/S Cat
00003757300      2002       Prop. Cat XL cov'g offices/com        0091       Intl Ppty Tty X/S Cat

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00003329500       United India Insurance Company Limited        1-Aug-02      31-Jul-03         EYM
00003329600       United India Insurance Company Limited        1-Aug-02      31-Jul-03         EYM
00003689800         Allianz Insurance Limited, Australia        1-Jul-02      30-Jun-03         EYM
00003689900         Allianz Insurance Limited, Australia        1-Jul-02      30-Jun-03         EYM
00003690000         Allianz Insurance Limited, Australia        1-Jul-02      30-Jun-03         EYM
00003718700              Territory Insurance Office             1-Jul-02      30-Jun-03         EYM
00003720600            La Intercontinental De Seguros           1-Jul-02      30-Jun-03         RSP
00003726900              ING Seguros Generales S.A.             1-Jul-02      30-Jun-03         RSP
00003727000              ING Seguros Generales S.A.             1-Jul-02      30-Jun-03         RSP
00003727100              ING Seguros Generales S.A.             1-Jul-02      30-Jun-03         RSP
00003736400         Seguros Atlas, S.A. Sociedad Anonima        1-Jul-02      30-Jun-03         RSP
00003736500         Seguros Atlas, S.A. Sociedad Anonima        1-Jul-02      30-Jun-03         RSP
00003736600         Seguros Atlas, S.A. Sociedad Anonima        1-Jul-02      30-Jun-03         RSP
00003736700         Seguros Atlas, S.A. Sociedad Anonima        1-Jul-02      30-Jun-03         RSP
00003736800        National General Insurance Corporation       1-Jul-02      30-Jun-03         RSP
00003738200          Aseguradora Suiza Salvadorena S.A.         1-Jul-02      30-Jun-03        SREDL
00003738300          Aseguradora Suiza Salvadorena S.A.         1-Jul-02      30-Jun-03        SREDL
00003738400          Aseguradora Suiza Salvadorena S.A.         1-Jul-02      30-Jun-03        SREDL
00003738500          Aseguradora Suiza Salvadorena S.A.         1-Jul-02      30-Jun-03        SREDL
00003738600          Aseguradora Suiza Salvadorena S.A.         1-Jul-02      30-Jun-03        SREDL
00003741100            Seguros Bancomer S. A. de C. V.          1-Jul-02      30-Jun-03         RSP
00003741200            Seguros Bancomer S. A. de C. V.          1-Jul-02      30-Jun-03         RSP
00003741300            Seguros Bancomer S. A. de C. V.          1-Jul-02      30-Jun-03         RSP
00003743800           Compania Internacional De Seguros         1-Jul-02      30-Jun-03         RSP
00003745300                 Seguros Inbursa, S.A.               1-Jul-02      30-Jun-03         RSP
00003745500           Compania Internacional De Seguros         1-Jul-02      30-Jun-03         RSP
00003745700           Compania Internacional De Seguros         1-Jul-02      30-Jun-03         RSP
00003747500          Aseguradora Suiza Salvadorena S.A.         1-Jul-02      30-Jun-03         RSP
00003747600          Aseguradora Suiza Salvadorena S.A.         1-Jul-02      30-Jun-03         RSP
00003747700          Aseguradora Suiza Salvadorena S.A.         1-Jul-02      30-Jun-03         RSP
00003747800          Aseguradora Suiza Salvadorena S.A.         1-Jul-02      30-Jun-03         RSP
00003747900          Aseguradora Suiza Salvadorena S.A.         1-Jul-02      30-Jun-03         RSP
00003750000           Cia. Nacional De Seguros C Por A          1-Jul-02      30-Jun-03         RSP
00003755400                       ACE Group                     1-Jul-02      30-Jun-03         RSP
00003756400           Compania Internacional De Seguros         1-Jul-02      30-Jun-03         RSP
00003756500           Compania Internacional De Seguros         1-Jul-02      30-Jun-03         RSP
00003757300           AXA Chile Seguros Generales S.A.          1-Jul-02      30-Jun-03         RSP


                                     A-3-43

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003762400      2002            Fire Excess of Loss              0091       Intl Ppty Tty X/S Cat
00003763400      2002              Energy Specific                0060           OM Treaty X/S
00003763500      2002             Liability Specific              0060           OM Treaty X/S
00003763900      2002             1st Marine General              0060           OM Treaty X/S
00003764000      2002             2nd Marine General              0060           OM Treaty X/S
00003764100      2002             3rd Marine General              0060           OM Treaty X/S
00003764200      2002             4th Marine General              0060           OM Treaty X/S
00003765600      2002              1st Recreational               0060           OM Treaty X/S
00003765700      2002            2nd Recreational X/L             0060           OM Treaty X/S
00003767000      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003767100      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003769500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00003770000      2002              Dwelling Cat XL                0091       Intl Ppty Tty X/S Cat
00003783600      2002             Canadian Yacht X/L              0060           OM Treaty X/S
00003896800      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003897100      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003897400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00003973500      2002             ScotiaBank Cat XL               0091       Intl Ppty Tty X/S Cat
00003973600      2002             Scotiabank Cat XL               0091       Intl Ppty Tty X/S Cat
00003973700      2002             Scotiabank Cat XL               0091       Intl Ppty Tty X/S Cat
00003973800      2002             Scotiabank Cat XL               0091       Intl Ppty Tty X/S Cat
00003973900      2002             Scotiabank Cat XL               0091       Intl Ppty Tty X/S Cat
00004106200      2002            1st Ocean Marine XOL             0060           OM Treaty X/S
00004106300      2002            2nd Ocean Marine XOL             0060           OM Treaty X/S
00004117000      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004117200      2002       2L Cat XL on WW ex/USA,Can,Eur        0091       Intl Ppty Tty X/S Cat
00004117300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004121400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004121500      2002         Property Cat. - 1st layer           0091       Intl Ppty Tty X/S Cat
00004121600      2002          Property Cat. - 2nd XOL            0091       Intl Ppty Tty X/S Cat
00004121700      2002          Property Cat. - 3rd XOL            0091       Intl Ppty Tty X/S Cat
00004121800      2002          Property Cat. - 4th XOL            0091       Intl Ppty Tty X/S Cat
00004121900      2002          Property Cat. - 5th XOL            0091       Intl Ppty Tty X/S Cat
00004124300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004124500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004124600      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004125300      2002              Dwelling Cat XL                0091       Intl Ppty Tty X/S Cat

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
00003762400                 Agricola De Seguros                1-Jul-02      30-Jun-03         RSP
00003763400           XL Specialty Insurance Company           1-Jul-02      30-Jun-03         KSM
00003763500           XL Specialty Insurance Company           1-Jul-02      30-Jun-03         KSM
00003763900           XL Specialty Insurance Company           1-Jul-02      30-Jun-03         KSM
00003764000           XL Specialty Insurance Company           1-Jul-02      30-Jun-03         KSM
00003764100           XL Specialty Insurance Company           1-Jul-02      30-Jun-03         KSM
00003764200           XL Specialty Insurance Company           1-Jul-02      30-Jun-03         KSM
00003765600             Lexington Insurance Company            1-Jun-02      31-May-03         KSM
00003765700             Lexington Insurance Company            1-Jun-02      31-May-03         KSM
00003767000                    Mapfre Chile                    1-Jul-02      30-Jun-03         RSP
00003767100                    Mapfre Chile                    1-Jul-02      30-Jun-03         RSP
00003769500             Universal Insurance Co (PR)            1-Jul-02      30-Jun-03         RSP
00003770000              La Centro Americana S.A.             30-Jul-02      30-Jul-03         RSP
00003783600              ACE INA Insurance Company             1-Aug-02      31-Jul-03         KSM
00003896800              Progreso Cia. de Seguros              1-Jul-02      30-Jun-03         RSP
00003897100              Progreso Cia. de Seguros              1-Jul-02      30-Jun-03         RSP
00003897400              Progreso Cia. de Seguros              1-Jul-02      30-Jun-03         RSP
00003973500              La Centro Americana S.A.              1-Jan-02      31-Dec-02         RSP
00003973600              La Centro Americana S.A.              1-Jan-02      31-Dec-02         RSP
00003973700              La Centro Americana S.A.              1-Jan-02      31-Dec-02         RSP
00003973800              La Centro Americana S.A.              1-Jan-02      31-Dec-02         RSP
00003973900              La Centro Americana S.A.              1-Jan-02      31-Dec-02         RSP
00004106200                    Kemper Group                    1-Jul-02      30-Jun-03         KSM
00004106300                    Kemper Group                    1-Jul-02      30-Jun-03         KSM
00004117000           Seguros Bancomer S. A. de C. V.          1-Jul-02      30-Jun-03         RSP
00004117200            Zurich American Insurance Co            1-Jul-02      30-Jun-03         LYM
00004117300            United Surety & Indemnity Co            1-Jul-02      30-Jun-03         RSP
00004121400                    Mapfre Chile                    1-Jul-02      30-Jun-03         RSP
00004121500           Suncorp Metway Insurance, Ltd.           1-Jul-02      30-Jun-03         EYM
00004121600           Suncorp Metway Insurance, Ltd.           1-Jul-02      30-Jun-03         EYM
00004121700           Suncorp Metway Insurance, Ltd.           1-Jul-02      30-Jun-03         EYM
00004121800           Suncorp Metway Insurance, Ltd.           1-Jul-02      30-Jun-03         EYM
00004121900             Territory Insurance Office             1-Jul-02      30-Jun-03         EYM
00004124300                    Mapfre Chile                    1-Jul-02      30-Jun-03         RSP
00004124500                    Mapfre Chile                    1-Jul-02      30-Jun-03         RSP
00004124600                    Mapfre Chile                    1-Jul-02      30-Jun-03         RSP
00004125300              La Centro Americana S.A.             30-Jul-02      30-Jul-03         RSP


                                     A-3-44

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00004125400      2002              Dwelling Cat XL                0091       Intl Ppty Tty X/S Cat
00004125500      2002              Dwelling Cat XL                0091       Intl Ppty Tty X/S Cat
00004125600      2002              Dwelling Cat XL                0091       Intl Ppty Tty X/S Cat
00004126600      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004126700      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004126800      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004128000      2002       Home Owners/Mortgage Port. CXL        0091       Intl Ppty Tty X/S Cat
00004128100      2002       Home Owners/Mortgage Port. CXL        0091       Intl Ppty Tty X/S Cat
00004128200      2002       Home Owners/Mortgage Port. CXL        0091       Intl Ppty Tty X/S Cat
00004128400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00004128800      2002             Common Account XL               0091       Intl Ppty Tty X/S Cat
00004128900      2002             Common Account XL               0091       Intl Ppty Tty X/S Cat
00004129000      2002             Common Account XL               0091       Intl Ppty Tty X/S Cat
00004129400      2002             Gen'l Mar 5th X/L               0060           OM Treaty X/S
00004132600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00004132900      2002             Shortfall Risk XL               0090       Intl Ppty Tty X/S Risk
00004133000      2002           Engineering Working XL            0090       Intl Ppty Tty X/S Risk
00004134500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004134600      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004134700      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004134800      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004134900      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004135000      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004135100      2002                Fire Risk XL                 0090       Intl Ppty Tty X/S Risk
00004135200      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004135300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004135400      2002                Fire Risk XL                 0091       Intl Ppty Tty X/S Cat
00004135500      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004135600      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004135700      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004138100      2002           5th Marine General XL             0060           OM Treaty X/S
00004138200      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004138300      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004138400      2002              Property Cat XL                0091       Intl Ppty Tty X/S Cat
00004139700      2002       Motor, EC/EL, PL XOL-1st layer        0100         Intl Casualty Tty
00004139800      2002       Motor, EC/EL, PL XOL-2nd layer        0100         Intl Casualty Tty

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
00004125400              La Centro Americana S.A.             30-Jul-02      30-Jul-03        RSP
00004125500              La Centro Americana S.A.             30-Jul-02      30-Jul-03        RSP
00004125600              La Centro Americana S.A.             30-Jul-02      30-Jul-03        RSP
00004126600             ING Seguros Generales S.A.             1-Jul-02      30-Jun-03        RSP
00004126700             ING Seguros Generales S.A.             1-Jul-02      30-Jun-03        RSP
00004126800             ING Seguros Generales S.A.             1-Jul-02      30-Jun-03        RSP
00004128000          AXA Chile Seguros Generales S.A.          1-Jul-02      30-Jun-03        RSP
00004128100          AXA Chile Seguros Generales S.A.          1-Jul-02      30-Jun-03        RSP
00004128200          AXA Chile Seguros Generales S.A.          1-Jul-02      30-Jun-03        RSP
00004128400          Cia. Nacional De Seguros C Por A          1-Jul-02      30-Jun-03        RSP
00004128800                 Commercial America                 1-Jul-02      30-Jun-03        RSP
00004128900                 Commercial America                 1-Jul-02      30-Jun-03        RSP
00004129000                 Commercial America                 1-Jul-02      30-Jun-03        RSP
00004129400            Zurich American Insurance Co            1-Jul-02      30-Jun-03        KSM
00004132600             Seguros Bital S.A. (Mexico)            1-Aug-02      31-Jul-03        RSP
00004132900          Cia. Nacional De Seguros C Por A          1-Jul-02      30-Jun-03        RSP
00004133000          Cia. Nacional De Seguros C Por A          1-Jul-02      30-Jun-03        RSP
00004134500                 Securos Banreservas                1-Jul-02      1-Jul-03         RSP
00004134600            National Caribbean Insurance            1-Jul-02      30-Jun-03        RSP
00004134700            National Caribbean Insurance            1-Jul-02      30-Jun-03        RSP
00004134800            National Caribbean Insurance            1-Jul-02      30-Jun-03        RSP
00004134900            Compania De Seguros Palic, SA           1-Jul-02      30-Jun-03       SREDL
00004135000            Compania De Seguros Palic, SA           1-Jul-02      30-Jun-03       SREDL
00004135100            National Caribbean Insurance            1-Jul-02      30-Jun-03        RSP
00004135200            Consorcio Naciona De Seguros            1-Jul-02      30-Jun-03        RSP
00004135300            Consorcio Naciona De Seguros            1-Jul-02      30-Jun-03        RSP
00004135400            National Caribbean Insurance            1-Jul-02      30-Jun-03        RSP
00004135500            Consorcio Naciona De Seguros            1-Jul-02      30-Jun-03        RSP
00004135600            Consorcio Naciona De Seguros            1-Jul-02      30-Jun-03        RSP
00004135700            Consorcio Naciona De Seguros            1-Jul-02      30-Jun-03        RSP
00004138100           XL Specialty Insurance Company           1-Jul-02      30-Jun-03        KSM
00004138200                 Securos Banreservas                1-Jul-02      1-Jul-03         RSP
00004138300                 Securos Banreservas                1-Jul-02      1-Jul-03         RSP
00004138400                 Securos Banreservas                1-Jul-02      1-Jul-03         RSP
00004139700                Falcon Inc. Co. Ltd.                1-Jul-02      30-Jun-03        EYM
00004139800                Falcon Inc. Co. Ltd.                1-Jul-02      30-Jun-03        EYM


                                     A-3-45

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00004139900      2002       Motor, EC/EL, PL XOL-3rd layer        0100         Intl Casualty Tty
00004140000      2002       Motor, EC/EL, PL XOL-4th layer        0100         Intl Casualty Tty
00004140500      2002         Miscellaneous XL Tent Plan          0100         Intl Casualty Tty
00004146700      2002            M.L.A. xs P&I Cover              0060           OM Treaty X/S
TF881592100      2002              3RD FIRE CAT XL                0091       Intl Ppty Tty X/S Cat
TF912089400      2002            3RD PROPERTY CAT X/L             0091       Intl Ppty Tty X/S Cat
TF931437700      2002              2ND FIRE CAT XOL               0091       Intl Ppty Tty X/S Cat
TF931438600      2002              4TH FIRE CAT XOL               0091       Intl Ppty Tty X/S Cat
TM941321200      2002         GENL MAR (EX RIG) 1ST CAT           0060           OM Treaty X/S
TM941321300      2002         GENL MAR (EX RIG) 2ND CAT           0060           OM Treaty X/S
TM941321400      2002         GENL MAR (EX RIG) 3RD CAT           0060           OM Treaty X/S
TM960414600      2002            1ST MARINE CLASH X/L             0060           OM Treaty X/S
TM960414700      2002            2ND MARINE CLASH X/L             0060           OM Treaty X/S
TM960414800      2002            3RD MARINE CLASH X/L             0060           OM Treaty X/S
TM960414900      2002            1ST MARINE RISK X/L              0060           OM Treaty X/S
TM960415000      2002            2ND MARINE RISK X/L              0060           OM Treaty X/S
TM960990500      2002        Gen'l Marine (Ex Rig) 4th XL         0060           OM Treaty X/S
TN950110300      2002              Fire Per Risk XL               0091       Intl Ppty Tty X/S Cat
TN950110600      2002               Fire Per Risk                 0091       Intl Ppty Tty X/S Cat
TN960026900      2002               Fire Per Risk                 0091       Intl Ppty Tty X/S Cat
TN961706000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN961707200      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TN971002400      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
TF950628200      2002           PROPERTY PER RISK XOL             0090       Intl Ppty Tty X/S Risk
00003670900      2002              1.L.-S/L IT Hail               0091       Intl Ppty Tty X/S Cat
00003671000      2002              2.L.-S/L IT Hail               0091       Intl Ppty Tty X/S Cat
00004126300      2002           Property 3rd Cat. XOL             0091       Intl Ppty Tty X/S Cat
00004126400      2002           Property 4th Cat. XOL             0091       Intl Ppty Tty X/S Cat
TF971003100      2002           Property 5th Cat. XOL             0091       Intl Ppty Tty X/S Cat
00000226000      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002106600      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat
00002106700      2002                Fire Cat XL                  0091       Intl Ppty Tty X/S Cat

                                                              Effective     Expiration     Primary
Contract #                      Cedant Name                      Date           Date     Underwriter
----------                      -----------                   ---------     ----------   -----------
00004139900                Falcon Inc. Co. Ltd.                1-Jul-02      30-Jun-03         EYM
00004140000                Falcon Inc. Co. Ltd.                1-Jul-02      30-Jun-03         EYM
00004140500           Aseguradora Comercial De Panama          1-Jul-02      30-Jun-03        SREDL
00004146700         Massachusetts Lobstermens Assoc.Inc        1-Jul-02      30-Jun-03         KSM
TF881592100       Defence Service Homes Insurance Scheme       1-Jul-02      30-Jun-03         EYM
TF912089400           R.A.C.Q. Insurance Pty. Limited          1-Jul-02      30-Jun-03         EYM
TF931437700       Defence Service Homes Insurance Scheme       1-Jul-02      30-Jun-03         EYM
TF931438600       Defence Service Homes Insurance Scheme       1-Jul-02      30-Jun-03         EYM
TM941321200            Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03         KSM
TM941321300            Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03         KSM
TM941321400            Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03         KSM
TM960414600                  Chubb & Son, Inc.                 1-Jul-02      30-Jun-03         KSM
TM960414700                  Chubb & Son, Inc.                 1-Jul-02      30-Jun-03         KSM
TM960414800                  Chubb & Son, Inc.                 1-Jul-02      30-Jun-03         KSM
TM960414900                  Chubb & Son, Inc.                 1-Jul-02      30-Jun-03         KSM
TM960415000                  Chubb & Son, Inc.                 1-Jul-02      30-Jun-03         KSM
TM960990500            Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03         KSM
TN950110300                Seguros Inbursa, S.A.              30-Jun-02      29-Jun-03         RSP
TN950110600                Seguros Inbursa, S.A.              30-Jun-02      29-Jun-03         RSP
TN960026900                Seguros Inbursa, S.A.              30-Jun-02      29-Jun-03         RSP
TN961706000                Seguros Inbursa, S.A.               1-Jul-02      30-Jun-03         RSP
TN961707200                Seguros Inbursa, S.A.               1-Jul-02      30-Jun-03         RSP
TN971002400          Cia. Nacional De Seguros C Por A          1-Jul-02      30-Jun-03         RSP
TF950628200              Pacific Indemnity Company             1-Jun-02      31-May-03         EYM
                Generali - Assicurazioni Generali S.p.A. -
00003670900                      Composite                     1-Jan-02      31-Dec-02         LYM
                Generali - Assicurazioni Generali S.p.A. -
00003671000                      Composite                     1-Jan-02      31-Dec-02         LYM
00004126300         Pacific Indemnity Insurance Company        1-Jun-02      31-May-03         EYM
00004126400         Pacific Indemnity Insurance Company        1-Jun-02      31-May-03         EYM
TF971003100         Pacific Indemnity Insurance Company        1-Jun-02      31-May-03         EYM
00000226000       Victoria Mutual Insurance Company Ltd.       1-Oct-02      30-Sep-03         RSP
00002106600       Victoria Mutual Insurance Company Ltd.       1-Oct-02      30-Sep-03         RSP
00002106700       Victoria Mutual Insurance Company Ltd.       1-Oct-02      30-Sep-03         RSP


                                     A-3-46

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class           Reserving Class
----------   ------------             ----------                ---------         ---------------
00002106900      2002                Fire Cat XL                  0091         Intl Ppty Tty X/S Cat
00002983900      2002                Fire Cat XL                  0091         Intl Ppty Tty X/S Cat
00002984000      2002                Fire Cat XL                  0091         Intl Ppty Tty X/S Cat
00002984600      2002                Fire Cat XL                  0091         Intl Ppty Tty X/S Cat
00003291300      2002                Fire Cat XL                  0091         Intl Ppty Tty X/S Cat
00003291500      2002                Fire Cat XL                  0091         Intl Ppty Tty X/S Cat
00000257000      2002           1st Property Per Risk             0030          NA Ppty Tty X/S Risk
00000257100      2002           2nd Property Per Risk             0030          NA Ppty Tty X/S Risk
00001429600      2002        Garage Liability Quota Share         0303       First Dollar Auto Phys Dam
00004096200      2002         Combination Excess of Loss          0030          NA Ppty Tty X/S Risk
00003338300      2002          67% Property Quota Share           0010            NA Ppty Tty P/R
M0000485700      2002        NON-OBLIGATORY PROP SURPLUS          0010            NA Ppty Tty P/R
00002847600      2002                2nd Per Risk                 0030          NA Ppty Tty X/S Risk
00004059900      2002           K&K Property Per Risk             0030          NA Ppty Tty X/S Risk
00004102200      2002       2nd Comm Property Per Risk XL         0030          NA Ppty Tty X/S Risk
00004102300      2002       3rd Comm Property Per Risk XL         0030          NA Ppty Tty X/S Risk
00004106400      2002          First Property Per Risk            0030          NA Ppty Tty X/S Risk
00004106500      2002           2nd Property Per Risk             0030          NA Ppty Tty X/S Risk
00004130700      2002       2nd Comm Property Per Risk XL         0030          NA Ppty Tty X/S Risk
00004130800      2002       3rd Comm Property Per Risk XL         0030          NA Ppty Tty X/S Risk
00004152500      2002            1st General Per Risk             0030          NA Ppty Tty X/S Risk
00004152600      2002            2nd General Per Risk             0030          NA Ppty Tty X/S Risk
TP865234200      2002             2nd Prop Per Risk               0030          NA Ppty Tty X/S Risk
TP930934300      2002            HO Prop Per Risk XOL             0030          NA Ppty Tty X/S Risk
TP931492300      2002       1st Comm Property Per Risk XL         0030          NA Ppty Tty X/S Risk
TP960730800      2002       1st Comm Property Per Risk XL         0030          NA Ppty Tty X/S Risk
TP970780200      2002         First Per Risk(Frmly U/L)           0030          NA Ppty Tty X/S Risk
00003203300      2002        Fourth Property Catastrophe          0031          NA Ppty Tty X/S Cat
00003234000      2002         4th Prop. Cat (Frmly 5th)           0031          NA Ppty Tty X/S Cat
00003294300      2002          5th Property Catastrophe           0031          NA Ppty Tty X/S Cat
00003294400      2002          5th Property Catastrophe           0031          NA Ppty Tty X/S Cat
00003620400      2002           1st NJ APD Cat Excess             0031          NA Ppty Tty X/S Cat

                                                            Effective     Expiration     Primary
Contract #                    Cedant Name                      Date           Date     Underwriter
----------                    -----------                   ---------     ----------   -----------
00002106900     Victoria Mutual Insurance Company Ltd.       1-Oct-02      30-Sep-03        RSP
00002983900                La Colonial, S.A.                 1-Jul-02      30-Jun-03       SREDL
00002984000                La Colonial, S.A.                 1-Jul-02      30-Jun-03       SREDL
00002984600                La Colonial, S.A.                 1-Jul-02      30-Jun-03       SREDL
00003291300                La Colonial, S.A.                 1-Jul-02      30-Jun-03        RSP
00003291500                La Colonial, S.A.                 1-Jul-02      30-Jun-03        RSP
00000257000        Millers First Insurance Companies         1-Jul-02      30-Jun-03       THEIN
00000257100        Millers First Insurance Companies         1-Jul-02      30-Jun-03       THEIN
00001429600      Southern Pioneer and Casualty Ins. Co       1-Apr-02      31-Mar-03       SSCHU
00004096200            Great Lakes Mutual Ins Co             1-Jul-02      30-Jun-03       THEIN
00003338300          National American Ins Co (OK)           1-Jan-02      31-Dec-02       JRODD
M0000485700             RLI Insurance Company .              1-Jul-02      30-Jun-03       JRODD
00002847600             RLI Insurance Company .              1-Jan-02      31-Dec-02       JRODD
00004059900           Great American Insurance Co           30-Mar-02      28-Feb-03       JRODD
00004102200          Continental Casualty Company            1-Jul-02      30-Jun-03       JRODD
00004102300          Continental Casualty Company            1-Jul-02      30-Jun-03       JRODD
00004106400              Arch Reinsurance Ltd                1-Jul-02      30-Jun-03       JRODD
00004106500              Arch Reinsurance Ltd                1-Jul-02      30-Jun-03       JRODD
00004130700          Continental Casualty Company            1-Jul-02      30-Jun-03       JRODD
00004130800          Continental Casualty Company            1-Jul-02      30-Jun-03       JRODD
00004152500             Arch Insurance Company               1-Jul-02      30-Jun-03       JRODD
00004152600             Arch Insurance Company               1-Jul-02      30-Jun-03       JRODD
TP865234200          Atlantic Mutual Insurance Co            1-Jul-02      30-Jun-03       JRODD
TP930934300         Interins Exch of the Auto Club           1-Jul-02      30-Jun-03       JRODD
TP931492300          Continental Casualty Company            1-Jul-02      30-Jun-03       JRODD
TP960730800          Continental Casualty Company            1-Jul-02      30-Jun-03       JRODD
TP970780200           Hartford Specialty Company             1-Jul-02      30-Jun-03       JRODD
00003203300             Century-National Ins Co              1-Jul-02      30-Jun-03       JRODD
00003234000          Philadelphia Indemnity Ins Co           1-Jun-02      31-May-03       JRODD
00003294300           Hartford Specialty Company             1-Jul-02      30-Jun-03       JRODD
00003294400           Hartford Specialty Company             1-Jul-02      30-Jun-03       JRODD
00003620400         State Farm Indemnity Company             1-Jul-02      30-Jun-03       JRODD


                                     A-3-47

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                       Reserving
Contract #       Year                 User Title                  Class         Reserving Class
----------   ------------             ----------                ---------       ---------------
00003997300      2002                4th Prop Cat                 0031        NA Ppty Tty X/S Cat
00004045300      2002            Florida Catastrophe              0031        NA Ppty Tty X/S Cat
00004081100      2002          Second Super Catastrophe           0031        NA Ppty Tty X/S Cat
00004087500      2002         Third Property Catastrophe          0031        NA Ppty Tty X/S Cat
00004123100      2002                  1st Cat                    0031        NA Ppty Tty X/S Cat
00004123200      2002                  2nd Cat                    0031        NA Ppty Tty X/S Cat
00004123300      2002                  3rd Cat                    0031        NA Ppty Tty X/S Cat
00004123400      2002        Second Property Catastrophe          0031        NA Ppty Tty X/S Cat
00004123700      2002         Fifth Property Catastrophe          0031        NA Ppty Tty X/S Cat
00004123800      2002        Sixth Property Catastropfhe          0031        NA Ppty Tty X/S Cat
M0000201300      2002               TOP CAT EXCESS                0031        NA Ppty Tty X/S Cat
M0000540600      2002            Aggregate Cat Excess             0031        NA Ppty Tty X/S Cat
M0000568600      2002               California Cat                0031        NA Ppty Tty X/S Cat
M0000568700      2002                 Texas Cat                   0031        NA Ppty Tty X/S Cat
M0000568800      2002              Countrywide Cat                0031        NA Ppty Tty X/S Cat
M0000568900      2002           2nd NJ APD Cat Excess             0031        NA Ppty Tty X/S Cat
TP000590000      2002       2nd Property Cat XL(FRMLY 3rd)        0031        NA Ppty Tty X/S Cat
TP930934200      2002              1st Prop Cat XOL               0031        NA Ppty Tty X/S Cat
TP931588300      2002            3rd Property Cat XL              0031        NA Ppty Tty X/S Cat
TP932357100      2002              3rd Catastrophe                0031        NA Ppty Tty X/S Cat
TP950532000      2002            3rd Property Cat XL              0031        NA Ppty Tty X/S Cat
TP951151300      2002            4th Property Cat XL              0031        NA Ppty Tty X/S Cat
TP951151700      2002            4th Property Cat XL              0031        NA Ppty Tty X/S Cat
00002536200      2002        3rd Property Catastrophe XOL         0190           Assumed Retro
00003742700      2002           3rd Property Cat Retro            0190           Assumed Retro
00003862800      2002       10B 2nd Evt ILW Natural Perils        0190           Assumed Retro
00004005900      2002       20B ILW all Perils, 11 months         0190           Assumed Retro
00004006900      2002       10B ILW, All Natural, 50 State        0190           Assumed Retro
00004114200      2002       22.5b ILW, Natural, No Reinsta        0190           Assumed Retro
00004137500      2002       15B ILW, All Natural, NoReinst        0190           Assumed Retro
00004104100      2002            50% Net Quota Share              0010          NA Ppty Tty P/R

                                                            Effective     Expiration     Primary
Contract #                    Cedant Name                      Date           Date     Underwriter
----------                    -----------                   ---------     ----------   -----------
00003997300           Trumbull Insurance Company             1-Jan-02      31-Dec-02       JRODD
00004045300          State Farm Fire & Casualty Co           1-Jul-02      30-Jun-03       JRODD
00004081100                   ACE Limted                     1-May-02      1-Mar-03        JRODD
00004087500           Virginia Surety Company Inc            1-Jul-02      30-Jun-03       JRODD
00004123100                XL Insurance Ltd                  1-Jul-02      30-Jun-03       JRODD
00004123200                XL Insurance Ltd                  1-Jul-02      30-Jun-03       JRODD
00004123300                XL Insurance Ltd                  1-Jul-02      30-Jun-03       JRODD
00004123400            Armed Forces Ins Exchange             1-Jul-02      30-Jun-03       JRODD
00004123700            Armed Forces Ins Exchange             1-Jul-02      30-Jun-03       JRODD
00004123800            Armed Forces Ins Exchange             1-Jul-02      30-Jun-03       JRODD
M0000201300          American Family Mutual Ins Co           1-Jan-02      31-Dec-02       JRODD
M0000540600         California Earthquake Authority          1-Jan-02      31-Dec-02       JRODD
M0000568600          State Farm Fire & Casualty Co           1-Jul-02      30-Jun-03       JRODD
M0000568700          State Farm Fire & Casualty Co           1-Jul-02      30-Jun-03       JRODD
M0000568800          State Farm Fire & Casualty Co           1-Jul-02      30-Jun-03       JRODD
M0000568900          State Farm Fire & Casualty Co           1-Jul-02      30-Jun-03       JRODD
TP000590000            Wausau Insurance Company              1-Jul-02      30-Jun-03       JRODD
TP930934200         Interins Exch of the Auto Club           1-Jul-02      30-Jun-03       JRODD
TP931588300           Hartford Specialty Company             1-Jul-02      30-Jun-03       JRODD
TP932357100            OneBeacon Insurance Group             1-Jan-02      31-Dec-02       JRODD
TP950532000           Hartford Specialty Company             1-Jul-02      30-Jun-03       JRODD
TP951151300           Hartford Specialty Company             1-Jul-02      30-Jun-03       JRODD
TP951151700           Hartford Specialty Company             1-Jul-02      30-Jun-03       JRODD
00002536200         Hartford Re Management Company           1-Jun-02      31-Jul-03       JRODD
00003742700           Farm Family Casualty Ins Co            1-Aug-02      31-Jul-03       JRODD
00003862800            E E Patrick (Lloyd'S) 566             1-Jan-02      31-Dec-02       JRODD
00004005900     AXA Corporate Solutions (Canada Branch)      1-Jan-02      31-Dec-02       JRODD
00004006900   Europa Rueckversicherung Aktiengesellschaft    1-Feb-02      31-Dec-02       JRODD
00004114200            M C Watkins (Lloyd'S) 457            20-Jun-02      19-Jun-03       JRODD
00004137500            B F Caudle (Lloyd'S) 780              3-Jul-02      2-Jul-03        JRODD
00004104100            Clarendon National Ins Co             1-Jun-02      31-May-03       JBARR


                                     A-3-48

EXHIBIT A-2
THE REINSURANCE CONTRACTS

              Underwriting                                       Reserving
Contract #        Year                 User Title                  Class         Reserving Class
----------    ------------             ----------                ---------       ---------------
TP931347400       2002           US Ppty First Surplus             0010          NA Ppty Tty P/R
TP940707700       2002           US Ppty First Surplus             0010          NA Ppty Tty P/R
TP941281800       2002           Heavy Property Surplus            0010          NA Ppty Tty P/R
00000893900       2002        2nd Mid Mkt/Sml Bus Per Risk         0030        NA Ppty Tty X/S Risk
00003787600       2002           2nd Livestock Per Risk            0030        NA Ppty Tty X/S Risk
TP970488400       2002           1st Livestock Per Risk            0030        NA Ppty Tty X/S Risk
TP971043200       2002        Corporate Customer Per Risk          0030        NA Ppty Tty X/S Risk
00000033501       2002        1st Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00000275500       2002         Heavy Prop Excess of Loss           0031        NA Ppty Tty X/S Cat
00000365900       2002          2nd Property Catastrophe           0031        NA Ppty Tty X/S Cat
00001049900       2002         Third Property Catastrophe          0031        NA Ppty Tty X/S Cat
00002653800       2002              3rd Catastrophe                0031        NA Ppty Tty X/S Cat
00002895700       2002         First Property Catastrophe          0031        NA Ppty Tty X/S Cat
00002896200       2002        Second Property Catastrophe          0031        NA Ppty Tty X/S Cat
00003459900       2002         Sixth Property Catastrophe          0031        NA Ppty Tty X/S Cat
00003987800       2002       GACIS Property Catastrophe XOL        0031        NA Ppty Tty X/S Cat
00004095500       2002            Property Catastrophe             0031        NA Ppty Tty X/S Cat
00004117500       2002        3rd Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004117600       2002        4th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004117700       2002        5th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004117800       2002        6th Property Catastrophe XOL         0031        NA Ppty Tty X/S Cat
00004131100       2002        Clarendon/Arrowhead 4th Cat          0031        NA Ppty Tty X/S Cat
00004131200       2002        Clarendon/Arrowhead 5th Cat          0031        NA Ppty Tty X/S Cat
TP941954900       2002              1st US Prop Cat                0031        NA Ppty Tty X/S Cat
TP960552100       2002                1st Prop Cat                 0031        NA Ppty Tty X/S Cat
TP960552200       2002                2nd Prop Cat                 0031        NA Ppty Tty X/S Cat
00003116400       2002              Crop Quota Share               0290             Crop Hail
00003116700       2002            MPCI Third Stop Loss             0290             Crop Hail
00003245200       2002           FirstCrop/NPStop Loss             0290             Crop Hail
00003245300       2002            SecondCropNPStopLoss             0290             Crop Hail
00003633000       2002           Fourth MPCI Stop Loss             0290             Crop Hail
00003635800       2002           Fourth MPCI Stop Losss            0290             Crop Hail
00003637900       2002       1st Crop Hail & N P Stop Loss         0290             Crop Hail
00003638000       2002       2nd Crop Hail & N P Stop Loss         0290             Crop Hail

                                                           Effective     Expiration     Primary
Contract #                   Cedant Name                      Date           Date     Underwriter
----------                   -----------                   ---------     ----------   -----------
TP931347400        Commonwealth Insurance Company           1-Jul-02      30-Jun-03       JBARR
TP940707700        Commonwealth Insurance Company           1-Jul-02      30-Jun-03       JBARR
TP941281800          Great American Insurance Co            1-Sep-02      31-Aug-03       JBARR
00000893900         Zurich American Ins Co of IL            1-Jul-02      30-Jun-03       JBARR
00003787600          Hartford Fire Insurance Co             1-Jul-02      30-Jun-03       JBARR
TP970488400          Hartford Fire Insurance Co             1-Jul-02      30-Jun-03       JBARR
TP971043200         Zurich American Ins Co of IL            1-Jul-02      30-Jun-03       JBARR
00000033501            Glencoe Insurance Ltd.               1-Jul-02      30-Jun-03       JBARR
00000275500          Great American Insurance Co            1-Sep-02      31-Aug-03       JBARR
00000365900            Glencoe Insurance Ltd.               1-Jul-02      30-Jun-03       JBARR
00001049900         Zurich American Ins Co of IL            1-Jan-02      31-Dec-02       JBARR
00002653800        State Automobile Mutual Ins Co           1-Jul-02      30-Jun-03       JBARR
00002895700           Auto-Owners Insurance Co              1-Jan-02      31-Dec-02       JBARR
00002896200           Auto-Owners Insurance Co              1-Jan-02      31-Dec-02       JBARR
00003459900         Zurich American Ins Co of IL            1-Jan-02      31-Dec-02       JBARR
00003987800          Great American Insurance Co            1-Jan-02      31-Dec-02       JBARR
00004095500           First Specialty Ins Corp              1-Jul-02      30-Jun-03       JBARR
00004117500            Glencoe Insurance Ltd.               1-Jul-02      30-Jun-03       JBARR
00004117600            Glencoe Insurance Ltd.               1-Jul-02      30-Jun-03       JBARR
00004117700            Glencoe Insurance Ltd.               1-Jul-02      30-Jun-03       JBARR
00004117800            Glencoe Insurance Ltd.               1-Jul-02      30-Jun-03       JBARR
00004131100           Clarendon National Ins Co             1-Jun-02      31-May-03       JBARR
00004131200           Clarendon National Ins Co             1-Jun-02      31-May-03       JBARR
TP941954900        Commonwealth Insurance Company           1-Jan-02      31-Dec-02       JBARR
TP960552100        State Automobile Mutual Ins Co           1-Jul-02      30-Jun-03       JBARR
TP960552200        State Automobile Mutual Ins Co           1-Jul-02      30-Jun-03       JBARR
00003116400        First Mutual Insurance Company           1-Jan-02      31-Dec-02       JBARR
00003116700           Rural Community Insurance             1-Jan-02      31-Dec-02       JBARR
00003245200           Rural Community Insurance             1-Jan-02      31-Dec-02       JBARR
00003245300           Rural Community Insurance             1-Jan-02      31-Dec-02       JBARR
00003633000        Agri General Insurance Company           1-Jan-02      31-Dec-02       JBARR
00003635800        ACE American Insurance Company           1-Jan-02      31-Dec-02       JBARR
00003637900          Empire Fire & Marine Ins Co            1-Jan-02      31-Dec-02       JBARR
00003638000          Empire Fire & Marine Ins Co            1-Jan-02      31-Dec-02       JBARR


                                     A-3-49

EXHIBIT A-2
THE REINSURANCE CONTRACTS

               Underwriting                                       Reserving
Contract #         Year                 User Title                  Class         Reserving Class
----------     ------------             ----------                ---------       ---------------
00003765900        2002            Crop Hail Stop Loss              0290             Crop Hail
00003994300        2002            Third MPCI Stop Loss             0290             Crop Hail
00004137200        2002              First Stop Loss                0290             Crop Hail
00004137300        2002              Second Stop Loss               0290             Crop Hail
00004137400        2002              Third Stop Loss                0290             Crop Hail
M0000542100        2002               CROP STOP LOSS                0290             Crop Hail
M0000543600        2002            Third MPCI Stop Loss             0290             Crop Hail
M0000568200        2002       Second / Fourth Hail Stop Loss        0290             Crop Hail
M0000571200        2002           Hail Stop Loss Layer 1            0290             Crop Hail
M0000586800        2002           Fourth MPCI Stop Loss             0290             Crop Hail
M0000588500        2002            First Hail Stop Loss             0290             Crop Hail

                                                               Effective     Expiration     Primary
Contract #                       Cedant Name                      Date           Date     Underwriter
----------                       -----------                   ---------     ----------   -----------
00003765900                        Mapfre                       1-Jan-02      31-Dec-02       JBARR
00003994300              Empire Fire & Marine Ins Co            1-Jan-02      31-Dec-02       JBARR
00004137200              Western Agricultural Ins Co            1-Jan-02      31-Dec-02       JBARR
00004137300              Western Agricultural Ins Co            1-Jan-02      31-Dec-02       JBARR
00004137400              Western Agricultural Ins Co            1-Jan-02      31-Dec-02       JBARR
M0000542100              Fireman's Fund Insurance Co            1-Jan-02      31-Dec-02       JBARR
M0000543600          American Growers Insurance Company         1-Jan-02      31-Dec-02       JBARR
M0000568200        Cooperative Hail Insurance Company Ltd       1-Apr-02      31-Mar-03       JBARR
M0000571200            Farmers Alliance Mutual Ins Co           1-Jan-02      31-Dec-02       JBARR
M0000586800          American Growers Insurance Company         1-Jan-02      31-Dec-02       JBARR
M0000588500        Cooperative Hail Insurance Company Ltd       1-Apr-02      31-Mar-03       JBARR


                                     A-3-50

                                   EXHIBIT A-3

                       Loss Reserves by Class of Business

Loss Reserves by Class @ June 30, 2002

LONDON

                                                                                                             DEPOSIT       PROFIT
  OFFICE     CLASS   DESCRIPTION                                OUTSTANDING LOSS     ULAE         IBNR     LIABILITIES   COMMISSIONS
  BRU        21      Brussels Marine P/R                                                429       23,098
  BRU        23      Brussels Int'l Property P/R                      19,018          2,177      242,534
  BRU        24      Brussels Int'l Property Per Risk                  8,771          2,261      257,359
  BRU        25      Brussels Int'l Cat                                              11,797    1,298,902
  BRU        26      Brussels Int'l Motor                                            13,032      336,680
  BRU        27      Brussels Int'l Liab XS                            4,773          6,956      177,767
  BRU        32      Brussels Int'l Marine XS                                         1,279       70,679
  BRU        34      Brussels Int'l Liab PR                                           3,039       78,719
  BRU        55      Brussels Int'l Personal Acc P-R                                  4,663      120,643
  BRU        60      Brussels Int'l Motor Physical Damage PR                          4,043      104,703
  BRU        61      Brussels Engineering PR                                            334        8,308
  BRU        80      Brussels Motor PR                                               30,472      789,211
  DEU        23      Munich Int'l Property P/R                                          612       69,966
  DEU        24      Munich Int'l Property Per Risk                   15,241          3,700      420,720
  DEU        25      Munich Int'l Cat                                                18,476    2,008,176
  DEU        26      Munich Int'l Motor                                              16,773      434,418
  DEU        27      Munich Int'l Liab XS                                            16,393      424,580
  DEU        32      Munich Int'l Marine XS                                              9           494
  DEU        34      Munich Int'l Liab PR                                             2,428       62,894
  STP        11      N.Am Cat                                                         3,053      318,910
  STP        18      N Am Property Per Risk                                             523       58,200
  STP        23      Int'l Property P/R                              178,185          4,658      429,271
  STP        24      Int'l Property Per Risk                         531,405         10,412      881,733
  STP        25      Int'l Cat                                                       21,335    1,879,203
  STP        26      Int'l Motor XS                                   51,125        343,475    8,561,303
  STP        32      Int'l Marine XS                                 354,473         27,144    1,271,128
  STP        41      N Am Motor XL                                                   20,381      679,500
  STP        79      Satellite XS                                                     3,958      211,183
  STP        91      N Am Crop                                                          265       29,824

        Total London                                               1,162,992        574,076   21,250,106          --              --



                                   A-2-1

New York
& Vermont

    NY               Assumed Retro                                        --          4,062      312,473
    NY               Crop Hail                                            --            268       20,572
    NY               Degree Day                                           --             --           --
    NY               First Dollar Auto Liability                          --          6,018      300,878
    NY               First Dollar Auto Phys Dam                           --             --           --
    NY               First Dollar G/L                                     31          4,951      247,554
    NY               Healthcare P/R                                  291,217         24,065    1,191,317
    NY               Intl Cas Motor                                  855,123         30,102    1,077,534
    NY               Intl Casualty Tty                                19,232         26,773    1,313,091
    NY               Intl Ppty Tty Outward Retro                          --             --           --
    NY               Intl Ppty Tty P/R                                45,047          9,784      730,021
    NY               Intl Ppty Tty X/S Cat                                --         38,288    2,924,931
    NY               Intl Ppty Tty X/S Risk                               --          2,175      167,274
    NY               NA Cas Tty P/R                                       --         39,140    1,957,000
    NY               NA Cas Tty P/R LPIC                                  --         11,963      598,146
    NY               NA Cas Tty X/S                                    1,474        104,522    5,225,339
    NY               NA Cas Tty X/S Clash                                 --         57,428    2,210,957
    NY               NA Ppty Tty P/R                                 333,710         20,984    1,447,339
    NY               NA Ppty Tty X/S Cat                             163,444         34,536    2,398,949
    NY               NA Ppty Tty X/S Risk                            750,846         71,005    5,086,525
    NY               OM Facultative                                       --          3,483      193,491
    NY               OM Treaty P/R                                   103,690          3,175      124,523
    NY               OM Treaty X/S                                   162,202         96,707    5,291,506

       Total New York & Vermont                                    2,726,015        589,429   32,819,420          --              --

         Total                                                     3,889,007      1,163,505   54,069,526          --              --


                                     A-2-2

                                   EXHIBIT B-1

                            List of Excluded Classes

The following business is to be excluded from transfer.

                 New York Classes                                London Classes                            London Classes
                 ----------------                                --------------                            --------------
1109    Cas First Dollar Auto, NY (program)
1111  Cas First Dollar GL/Other, NY (program)  L12                 N. Am Prof                B57    Brussels Non-Marine Fac Excess
1304                 OMPT_AVT                  L13                 Intl Prof                 B58     Brussels Marine Fac Pro Rata
1305              Aviation XS, NY              L14             NA Property Binders           B59      Brussels Marine Fac Excess
1306          Satellite Pro Rata, NY           L98            U.S. Run-Off Business          B67        Brussels Sattelite PR
                                                                                             B77     Brussels Aviation Liability
1401                 Bond, NY                  L20               LMX/Retro Prop                             Pro Rata Treaty
                                                                                             B78       Brussels Aviation Hull
1402                Credit, NY                 L22               LMX/Retro Cas                              Pro Rata Treaty
1403            Other Specialty, NY            L30                N Am Cas E&S               B90     Brussels Fin Lines Pro Rata
1600                Fac Runoff                 L31              N Am Binders Cas             M97    Munich Int'l Run-Off Business
1606         Casualty Fac Redhawk, NY          L15                  Aviation                 B88       Brussels Non-Traditional
2601     Intl Property Facultative, Miami      L19                Int'l Credit
3201         Motor Pro-Rata, Singapore         L35            Financial Long Tail
3203     Intl Property Pro Rata, Singapore     L67                 Sattelite
3204      Intl Property Excess, Singapore      L88               Int'l NT 1999
3205      Intl Casualty Treaty, Singapore      L89                 NA NT 1999
3301     Marine Treaty Pro Rata, Singapore     L97            Int Property Runoff
3601   Intl Property Facultative, Singapore    L98             NA Casualty Runoff
4201        Medical Malpractice, Sydney        B36   Brussels Financial Lines Short Tail PR
4202          Casualty Treaty, Sydney          B37   Brussels Financial Lines Short Tail XL
                  Credit, Sydney               B56      Brussels Non-Marine Fac Pro Rata
                    Art, Sidney


                                     B-1-1

                                   EXHIBIT B-2

                             The Excluded Contracts

EXHIBIT B-2

THE EXCLUDED CONTRACTS

                 Underwriting                                           Reserving
 Contract #          Year                    User Title                   Class           Reserving Class
 ----------       -----------                ----------                 ---------         ---------------
00000886400         2002           4th Property Catastrophe XOL           0031          NA Ppty Tty X/S Cat
00002918900         2002           WC                                     0140          NA Cas Tty X/S
00002946400         ALL            Financial Lines Quota Share            0130          NA Cas Tty P/R
00003202400         ALL            Claims Made contingency excess         0147          NA Cas Tty X/S Clash
00003239800         ALL            Blanket Casualty Cat                   0147          NA Cas Tty X/S Clash
00003290700         2000           Property Cat 2nd Layer                 0091          Intl Ppty Tty X/S Cat
00003290800         2000           Property Cat 3rd Layer                 0091          Intl Ppty Tty X/S Cat
00003290900         2000           Property Cat 4th Layer                 0091          Intl Ppty Tty X/S Cat
00003687400         2002           Exec Liab Undw                         0130          NA Cas Tty P/R
00003740700         2001           Property Cat 2nd Layer                 0091          Intl Ppty Tty X/S Cat
00003740800         2001           Property Cat 3rd Layer                 0091          Intl Ppty Tty X/S Cat
00003740900         2001           Property Cat 4th Layer                 0091          Intl Ppty Tty X/S Cat
00004025600         ALL            $15M xs $5M                            0140          NA Cas Tty X/S
M0000237000         2002           4TH M-Y '00                            0031          NA Ppty Tty X/S Cat
M0000408400         2002           3RD M-Y '00                            0031          NA Ppty Tty X/S Cat
M0000544400         ALL            3rd Casualty XOL                       0147          NA Cas Tty X/S Clash
M0000544500         ALL            4th Casualty XOL                       0147          NA Cas Tty X/S Clash
M0000578600         2002           1st M-Y '00                            0031          NA Ppty Tty X/S Cat
M0000578700         2002           2nd M-Y '00                            0031          NA Ppty Tty X/S Cat
TM951782300         2002           YACHT CAT X/L 1ST LAYER                0060          OM Treaty X/S
TC000594401         2001           Clash 1st XL                           0147          NA Cas Tty X/S Clash
TC950116701         2001           Clash 2nd XL                           0147          NA Cas Tty X/S Clash
TC950116801         2001           Clash 3rd XL                           0147          NA Cas Tty X/S Clash
TC950117001         2001           Clash 4th XL                           0147          NA Cas Tty X/S Clash

                                                                                             Primary
 Contract #                Cedant Name               Effective Date    Expiration Date     Underwriter
 ----------                -----------               --------------    ---------------     -----------
00000886400    Horace Mann Insurance Company            1-Jan-02          31-Dec-02            KFRY       Multi-year
00002918900    CNA Insurance Companies                  1-Jan-02          31-Mar-02           RDAVI       Extension of 2001 contract
00002946400    Kemper Financial Solutions               1-Jul-01          31-Dec-02           JYULG       Multi-year
00003202400    Legion Insurance Company                 1-Jul-01          30-Jun-02           PDODG       in run-off
00003239800    Hartford Fire Insurance Co               1-Jul-01          30-Jun-03           PDODG       Multi-year
00003290700    Defense Services Home - Australia       1-Jul-2000        30-Jun-2003           EYM        Multi-year
00003290800    Defense Services Home - Australia       1-Jul-2000        30-Jun-2003           EYM        Multi-year
00003290900    Defense Services Home - Australia       1-Jul-2000        30-Jun-2003           EYM        Multi-year
00003687400    Greenwich Insurance Co                   1-Jan-02          31-Dec-02           ASARI       Multi-year
00003740700    Defense Services Home - Australia       1-Jul-2001        30-Jun-2004           EYM        Multi-year
00003740800    Defense Services Home - Australia       1-Jul-2001        30-Jun-2004           EYM        Multi-year
00003740900    Defense Services Home - Australia       1-Jul-2001        30-Jun-2004           EYM        Multi-year
00004025600    Attoneys Liability, BM                   1-Oct-01          30-Sep-03           ASARI       Multi-year
M0000237000    Westfield Insurance Company              1-Jan-02          31-Dec-02           DINGR       Multi-year
M0000408400    Westfield Insurance Company              1-Jan-02          31-Dec-02           DWOLF       Multi-year
M0000544400    Highlands Insurance Co                   1-Jul-01          30-Jun-02           MATWA       in run-off
M0000544500    Highlands Insurance Co                   1-Jul-01          30-Jun-02           MATWA       in run-off
M0000578600    Westfield Insurance Company              1-Jan-02          31-Dec-02           DINGR       Multi-year
M0000578700    Westfield Insurance Company              1-Jan-02          31-Dec-02           DINGR       Multi-year
TM951782300    Citizens Ins Co of America               1-Jan-02          30-Sep-02            KSM
TC000594401    Liberty Mutual                           1-Jan-01          31-Dec-02           BENKO       Multi-year
TC950116701    Liberty Mutual                           1-Jan-01          31-Dec-02           BENKO       Multi-year
TC950116801    Liberty Mutual                           1-Jan-01          31-Dec-02           BENKO       Multi-year
TC950117001    Liberty Mutual                           1-Jan-01          31-Dec-02           BENKO       Multi-year


                                     B-2-1

EXHIBIT B-2

THE EXCLUDED CONTRACTS

                 Underwriting                                           Reserving
 Contract #          Year                    User Title                   Class           Reserving Class
 ----------       -----------                ----------                 ---------         ---------------
TC000594401         2002           Clash 1st XL                           0147          NA Cas Tty X/S Clash
TC950116701         2002           Clash 2nd XL                           0147          NA Cas Tty X/S Clash
TC950116801         2002           Clash 3rd XL                           0147          NA Cas Tty X/S Clash
TC950117001         2002           Clash 4th XL                           0147          NA Cas Tty X/S Clash
00100528200         2002           Motor, EC/EL, PL XOL                   0100          Intl Casualty Tty
00100528300         2002           Motor, EC/EL, PL XOL                   0100          Intl Casualty Tty
00100528400         2002           Motor, EC/EL, PL XOL                   0100          Intl Casualty Tty
00003290700         2002            2nd Fire Cat. XOL - 3 Yrs.            0091          Intl Ppty Tty X/S Cat
00003290800         2002            3rd Fire Cat. XOL - 3 yrs.            0091          Intl Ppty Tty X/S Cat
00003290900         2002            4th Fire Cat. XOL - 3 yrs.            0091          Intl Ppty Tty X/S Cat
00003740700         2002              2nd Cat. XOL - 3 years              0091          Intl Ppty Tty X/S Cat
00003740800         2002              3rd Cat. XOL - 3 years              0091          Intl Ppty Tty X/S Cat
00003740900         2002              4th Cat. XOL - 3 years              0091          Intl Ppty Tty X/S Cat
00003674000         2002               Multi Year Stop Loss               0290                Crop Hail
00003421000         2002          1st Multi Peril Crop Stop Loss          0290                Crop Hail
00003421100         2002          2nd Multi Peril Crop Stop Loss          0290                Crop Hail

                                                                                                      Primary
 Contract #                   Cedant Name                     Effective Date    Expiration Date     Underwriter
 ----------                   -----------                     --------------    ---------------     -----------
TC000594401       Liberty Mutual                                 1-Jan-01          31-Dec-02           BENKO       Multi-year
TC950116701       Liberty Mutual                                 1-Jan-01          31-Dec-02           BENKO       Multi-year
TC950116801       Liberty Mutual                                 1-Jan-01          31-Dec-02           BENKO       Multi-year
TC950117001       Liberty Mutual                                 1-Jan-01          31-Dec-02           BENKO       Multi-year
00100528200       Falcon Inc. Co. Ltd.                           1-Jul-02          31-Dec-02            EYM        in run-off
00100528300       Falcon Inc. Co. Ltd.                           1-Jul-02          31-Dec-02            EYM        in run-off
00100528400       Falcon Inc. Co. Ltd.                           1-Jul-02          31-Dec-02            EYM        in run-off
00003290700       Defence Service Homes Insurance Scheme         1-Jul-02          30-Jun-03            EYM        Multi-year 2000
00003290800       Defence Service Homes Insurance Scheme         1-Jul-02          30-Jun-03            EYM        Multi-year 2000
00003290900       Defence Service Homes Insurance Scheme         1-Jul-02          30-Jun-03            EYM        Multi-year 2000
00003740700       Defence Service Homes Insurance Scheme         1-Jul-02          30-Jun-03            EYM        Multi-year 2001
00003740800       Defence Service Homes Insurance Scheme         1-Jul-02          30-Jun-03            EYM        Multi-year 2001
00003740900       Defence Service Homes Insurance Scheme         1-Jul-02          30-Jun-03            EYM        Multi-year 2001
00003674000       Saskatchewan Municipal Hail Ins Asso           1-May-02          30-Apr-03           JBARR              2
00003421000       Agricultural Financial Services Corp           1-Apr-02          31-Mar-03           JBARR              2
00003421100       Agricultural Financial Services Corp           1-Apr-02          31-Mar-03           JBARR              2


                                     B-2-2

                                    EXHIBIT C

                                  Loss Reserves

Loss Reserves shall consist of loss and loss adjustment expense reserves, including incurred but not reported loss and loss adjustment expense reserves, as of the Effective Time with respect to premium earned on the Reinsurance Contracts net of retrocessional recoverables under the Inuring Retrocessions. Loss Reserves shall not include any loss and loss adjustment expense reserves or ceding commission reserves relating to Excluded Losses. Aggregate Loss Reserves as of June 30, 2002, are set forth on Exhibit A-3.

             Methodology for Calculation of Final Section A Premium

      It is understood that the Loss Reserve analysis will be performed by Retrocessionaire's employees under the direction of Retrocedant and reviewed by Retrocedant's employees.

      Excluding catastrophes, the IBNR component of Loss Reserves will be booked, by Class of Business, to the planned IBNR. Planned IBNR is determined using the Bornhuetter-Ferguson methodology, using the planned loss ratio (adjusted for the difference between actual and planned commission and brokerage) as the initial expected loss ratio and the development pattern used for the class in the September 30, 2002 analysis. In the case of a Class of Business where the expected reported losses are less than 75% of the expected ultimate losses, as per the loss development patterns in use as of September 30, 2002, the IBNR will not be less than that amount needed to produce an ultimate loss ratio equal to the ultimate plan loss ratio (adjusted for the difference between actual and planned commission and brokerage).

      In addition to the above, known large events and catastrophe variances from plan as of the Effective Date will be added to the ultimate losses. Subsequent adjustments to the reserves for known large events and catastrophe variances from plan in the 90 days following the Effective Date could be upward or downward.

          Calculation Methodology for Earned But Not Yet Billed Premium

Earned But Not Yet Billed Premium shall equal estimated premiums receivable with respect to the Reinsurance Contracts net of estimated ceding commissions and Inuring Retrocession premiums. Earned But Not Yet Billed Premium as of September 30, 2002 is equal to $ 17,143,443.

                                    EXHIBIT D

                              Inuring Retrocessions

 PLATINUM RE UK / US / BERMUDA - SCHEDULE OF INURING REINSURANCE : PROPORTIONAL

      AS AT 17/10/02


Reference                            Inception     Expiration
No.            Name of Contract         Date          Date                 Cover                             Limit
----------     ----------------      ---------     -----------             -----                             -----

                                                                  International Property
                                                                  Risk Excess of
                                                                  Loss & Catastrophe                   USD 40,000,000
            Worldwide Property                                    Excess of Loss                       Aggregate Cession
1)          Excluding Japan           1/1/02       12/31/02       Business (protects Europe)           Limit

                                                                  U.K. / Eire Cat. Excess              GBP 100,000,000
            UK/Eire Cat. XL Q.S. /                                of Loss Treaty Business              Aggregate Cession
2)          1st & / 2nd Surplus       1/1/02       12/31/02       (protects Europe)                    Limit

                                                                  International Property
                                                                  Catastrophe Excess of                GBP 75,000,000
            UK/Europe Cat.                                        Loss Business (protects              Aggregate Cession
3)          XL Quota Share Treaty     1/1/02       12/31/02       Europe)                              Limit

                                                                                                       USD 30,000,000
                                                                                                       Aggregate Cession
                                                                  Japan/Japanese Islands               Limit : quake
                                                                  Property Cat. Excess of              USD 20,000,000
            Japan Cat. XL                                         Loss Business (protects              Aggregate Cession
4)          Surplus Treaty            1/1/02       12/31/02       New York & Europe)                   Limit : windstorm

Reference
No.            Name of Contract              Projected Prem.             Participants                        % Placed
----------     ----------------              ---------------             ------------                        --------
                                            USD 9m - USD 12m
            Worldwide Property                [100% treaty              Nisshin - 50%
1)          Excluding Japan                    estimate]                Nichido - 5%                            55%

                                                                        Nisshin - 14%
            UK/Eire Cat. XL Q.S. /            GBP 5m [100%              PX Re - 10%
2)          1st & / 2nd Surplus             treaty estimate]            TOA Re - 5%                             29%



            UK/Europe Cat.
3)          XL Quota Share Treaty          GBP 3m - GBP 3.5m            Montpelier Re - 100%                   100%





            Japan Cat. XL
4)          Surplus Treaty                   USD 1.2m                    PX Re - 100%                          100%

Reference                            Inception     Expiration
No.            Name of Contract         Date          Date                 Cover                             Limit
---------      ----------------      ---------     ----------              -----                             -----
                                                                  Casualty Clash, Casualty             20% Quota Share
                                                                  Contingency, Casualty                of USD 7,500,000
            Casualty Clash                                        Cat. and Workers                     any one occurrence
5)          Quota Share               1/1/96       12/31/02       Comp. Cat. (NY)                      etc.

                                                                  Business in the
                                                                  Pacific Rim Region
            Nisshin NM                                            from our NY, Singapore
6)          Open Cover                7/1/01        6/30/02       & HK offices                         SGD 2,000,000

                                                                  North America
            North America                                         Property Catastrophe
            Property Cat.                                         business written by
7)          Quota Share                4/1/02       12/1/02       NY & Chicago                         50% Quota Share

Reference
No.            Name of Contract            Projected Prem.                 Participants                     % Placed
---------      ----------------            ---------------                 ------------                     --------


            Casualty Clash
5)          Quota Share                       $4,200,000                Auto-Owners Ins. Co.                  100%



            Nisshin NM
6)          Open Cover                         $500,000                 Nisshin F & M                         100%


            North America
            Property Cat.
7)          Quota Share                 estimated $12,500,000          Montpelier Re                         100%

        PLATINUM RE UK / US / BERMUDA - SCHEDULE OF INURING REINSURANCE :
                                NON-PROPORTIONAL

      AS AT 17/10/02

                                          Inception    Expiration
Reference No.      Name of Contract          Date          Date              Cover                      Limit             Retention
-------------      ----------------       ---------    ----------            -----                      -----             ---------
     1a)        Marine XL (a)              5/1/01       4/30/02     Protects Europe XL account         $1,500,000         $1,000,000
                                                                                                   (pound)750,000     (pound)500,000



     1b)        Marine XL (b)              1/1/02      12/31/02     Protects Europe XL account         $5,000,000         $5,000,000
                                                                                                 (pound)2,500,000   (pound)2,500,000



     1c)        Marine XL (c)              1/1/02      12/31/02     Protects Europe XL account         $5,000,000        $10,000,000
                                                                                                 (pound)2,500,000   (pound)5,000,000


     2a)        International             7/11/01       7/10/02     Protects Europe                    $7,500,000         $7,500,000
                Property Cat. XL                                    Risk/Prorata/Cat. XL         (pound)5,000,000   (pound)5,000,000
                                                                    business







                                                            Projected              Placed
Reference No.      Name of Contract     Reinstatement        Premium        ROL       %                Participants
-------------      ----------------     -------------       ---------       ---    -------            ------------
     1a)        Marine XL (a)              1 @ 100%          $360,000     26.67%     100%     PX Re - 44.20%
                                                        (pound)20,000                         Lloyd's Synd. 2121 (HYL) - 10%
                                                                                              Cornhill Ins. - 33.33%
                                                                                              XL Re - 12.47%

     1b)        Marine XL (b)              2 @ 100%        $1,125,000     25.00%     100%     Lloyd's Synd. 1861 (BRM) - 20%
                                                        (pound)62,500                         QBE Intnl. London - 30%
                                                                                              Cornhill - 25%
                                                                                              Odyssey London Branch - 25%

     1c)        Marine XL (c)              2 @ 100%          $675,000     15.00%     100%     QBE Intnl. London - 50%
                                                        (pound)37,500                         Cornhill - 25%
                                                                                              Odyssey London Branch - 25%

     2a)        International              1 @ 100%          $843,750     22.50%     100%     PX Re - 40%
                Property Cat. XL                       (pound)562,500                         GE Frankona Re (Germany) - 20%
                                                                                              Gerling Global (UK) - 1.91%
                                                                                              Safety National Casualty Corp. - 7.61%
                                                                                              Lloyd's Synd. 566 (STN) - 15.24%
                                                                                              Lloyd's Synd. 780 (BFC) - 3.81%
                                                                                              Lloyd's Synd. 2121 (HYL) - 3.81%
                                                                                              Lloyd's Synd. 2027 (COX) - 3.81%
                                                                                              Lloyd's Synd. 2010 (MMX) - 3.81%

     2b)        International              7/11/01     7/10/02     Protects Europe                   $7,500,000          $15,000,000
                Property Cat. XL                                   Risk/Prorata/Cat. XL        (pound)5,000,000    (pound)10,000,000
                                                                   business










     2c)        International              7/11/01     7/10/02     Protects Europe                   $7,500,000          $22,500,000
                Property Cat. XL                                   Risk/Prorata/Cat. XL        (pound)5,000,000    (pound)15,000,000
                                                                   business












     3a)        Joint Risk XOL             2/13/02     2/12/03     1st layer XS 5M aggregate         $2,500,000           $2,500,000
                Cover - First Layer









     3b)        Joint Risk XOL Cover -     2/13/02     2/12/03     Property Risk & Prorata           $5,000,000           $5,000,000
                Second Layer                                       business (all offices)








     2b)        International             1 @ 100%           $1,162,500   31.00%    100%     PX Re - 15.66%
                Property Cat. XL                         (pound)775,000                      [18.91% w.e.f. 1/11/02]
                                                                                             GE Frankona Re (Germany) - 25%
                                                                                             XL Re (UK) - 15%
                                                                                             Gerling Global (UK) - 1.54%
                                                                                             Taisei F&M - 3.25% (replaced @1/11/02)
                                                                                             Protective Ins. Co. - 3.25%
                                                                                             Safety National Corp. - 6.5%
                                                                                             Lloyd's Synd. 626 (IRK) - 19.23%
                                                                                             Lloyd's Synd. 566 (STN) - 7.69%
                                                                                             Lloyd's Synd. 958 (GSC) - 1.92%
                                                                                             Lloyd's Synd. 529 (SHE) - 0.96%

     2c)        International             1 @ 100%             $900,000   24.00%    100%     PX Re - 12% [14.93% w.e.f. 1/11/02]
                Property Cat. XL                         (pound)600,000                      GE Frankona Re (Germany) - 20%
                                                                                             XL Re (UK) - 15%
                                                                                             Gerling Global (UK) - 1.17%
                                                                                             Taisei F&M - 2.93% (replaced @ 1/11/02)
                                                                                             Royal Bank of Canada Ins. Co. - 5.87%
                                                                                             Protective Ins. Co. - 2.93%
                                                                                             Safety National Corp. - 5.86%
                                                                                             Lloyd's Synd. 626 (IRK) - 17.5%
                                                                                             Lloyd's Synd. 566 (STN) - 6.75%
                                                                                             Lloyd's Synd. 2027 (COX) - 4.42%
                                                                                             Lloyd's Synd. 958 (GSC) - 1.76%
                                                                                             Lloyd's Synd. 529 (SHE) - 0.88%
                                                                                             Lloyd's Synd. 727 (SAM) - 2.93%

     3a)        Joint Risk XOL            1 @ 100%             $875,000   35.00%    100%     Lloyd's Synd. 566 (STN) - 25%
                Cover - First Layer                                                          Lloyd's Synd. 780 (BFC) - 15%
                                                                                             Gerling Global (UK) - 2.373%
                                                                                             XL Re - 8.898%
                                                                                             Transatlantic Re - 15%
                                                                                             Lloyd's Synd. 626 (IRK) - 5.933%
                                                                                             Lloyd's Synd. 2010 (MMX) - 4.449%
                                                                                             Lloyd's Synd. 282 (LSM) - 4.449%
                                                                                             GE Frankona - 8.898%
                                                                                             PX Re - 10%

     3b)        Joint Risk XOL Cover -    1 @ 100%           $2,000,000   40.00%    100%     Lloyd's Synd. 566 (STN) - 10%
                Second Layer                                                                 Lloyd's Synd. 780 (BFC) - 15%
                                                                                             Gerling Global (UK) - 4%
                                                                                             XL Re - 15%
                                                                                             Transatlantic Re - 20%
                                                                                             Lloyd's Synd. 2010 (MMX) - 3.50%
                                                                                             Lloyd's Synd. 282 (LSM) - 7.50%
                                                                                             GE Frankona - 15%
                                                                                             PX Re - 10%

     4a)        International Cat.         3/9/02       2/8/03     International                 $20,000,000            $50,000,000
                XOL - First Layer                                  Risk/Prorata/Cat.
                                                                   XL (all offices)







     4b)        International Cat.         3/9/02       2/8/03     International                 $30,000,000            $70,000,000
                XOL - Second Layer                                 Risk/Prorata/Cat.
                                                                   XL (all offices)













      5)        Satellite XL               6/12/02      6/11/03    Protects all offices.         $10,000,000                $10,000
                [Geosynchronous/                                   3 satellite warranty.
                Geostationary In-Orbit                             Covers naturally
                Reinsurance]                                       occurring phenomena in
                                                                   space.

      6)        Latin America &            7/1/00        6/3/06    All loss recoveries on        $25,000,000            $15,000,000
                Caribbean ILW XOL                                  Latin America and            Term Aggregate
                                                                   Caribbean business          Limit - USD 75M
                                                                   subject to USD 1 Billion
                                                                   ILW

      7)        Caribbean ILW XOL         11/1/01      10/31/02    Caribbean Property            $15,000,000               $100,000
                                                                   business subject to an
                                                                   Industry Loss of
                                                                   USD1.5 Billion

     4a)        International Cat.         1 @ 100%           $4,800,000      24.00%      100%    Lloyd's Synd. 566 (STN) - 12.5%
                XOL - First Layer                                                                 Lloyd's Synd. 780 (BFC) - 10%
                                                                                                  Lloyd's Synd. 282 (LSM) - 8%
                                                                                                  PX Re - 8%
                                                                                                  Renaissance Re - 25%
                                                                                                  Di Vinci Re - 12.5%
                                                                                                  Transatlantic Re - 10%
                                                                                                  GE Frankona Re - 10%
                                                                                                  Royal Bank of Canada - 4%

     4b)        International Cat.         1 @ 100%           $4,500,000      15.00%      100%    Lloyd's Synd. 566 (STN) - 5%
                XOL - Second Layer                                                                Lloyd's Synd. 780 (BFC) - 12.5%
                                                                                                  Lloyd's Synd. 626 (IRK) - 4.004%
                                                                                                  Lloyd's Synd. 2010 (MMX) - 1.202%
                                                                                                  Lloyd's Synd. 282 (LSM) - 10.01%
                                                                                                  Lloyd's Synd. 1096 (RAS) - 1.602%
                                                                                                  Gerling Global (UK) - 0.801%
                                                                                                  PX Re - 8.007%
                                                                                                  Folksamerica - 16.014%
                                                                                                  Renaissance Re - 8.007%
                                                                                                  Di Vinci Re - 4.004%
                                                                                                  Transatlantic Re - 7.5%
                                                                                                  Auto-Owners - 16.015%
                                                                                                  Royal Bank of Canada - 2.667%
                                                                                                  Protective - 2.667%

      5)        Satellite XL                   0                $575,000       5.75%      100%    Renaissance Re - 100%
                [Geosynchronous/
                Geostationary In-Orbit
                Reinsurance]


      6)        Latin America &                        margin - $400,000        N/A     56.50%    Fuji F & M - 5%
                Caribbean ILW XOL                                                                 Nisshin F & M - 13.5%
                                                                                                  Sumitomo - 10%
                                                                                                  Taisei F & M - 8%
                                                                                                  Toa Re - 20%

      7)        Caribbean ILW XOL             Nil             $3,450,000      23.00%      100%    Continental Casualty - 100%

      8)        N.A. $10 Billion ILW      7/1/01        6/30/02     North American Property       $2,500,000              $10,000
                                                                    business subject to
                                                                    Industry Loss of USD 10B

      9)        N.A. $10 Billion ILW      8/1/01        7/31/02     North American Property       $2,500,000           $1,000,000
                                                                    business subject to
                                                                    Industry Loss of USD 10B

     10)        N.A. Property / WCA       1/1/02       12/31/02     North American Property      $10,000,000             $100,000
                Cat $ 30B ILW                                       and Workers Compensation
                                                                    business subject to ILW
                                                                    of USD 30 Billion

     11)        N.A. Property Cat         1/5/02        1/5/03      North American Property       $5,000,000              $50,000
                $15B ILW                                            business subject to ILW
                                                                    of USD 15 Billion

     12a)       Marine XOL - 1st          1/1/02       12/31/02     Marine business for New       $5,000,000           $5,000,000
                layer [NY]                                          York Office





     12b)       Marine XOL - 2nd          1/1/02       12/31/02     Marine business for New       $5,000,000          $10,000,000
                layer [NY]                                          York Office





     13)        Single Period Accident    1/1/02       12/31/02     Covers aggregate net        $200,000,000  79.4% Traditional bus.
                Year Aggregate XOL                                  losses incurred on an                     93.5% Non-traditional
                (Holborn)                                           ultimate accident year                    business
                                                                    basis IRO all business
                                                                    written by All offices
                                                                    including Discovery Re.

      8)        N.A. $10 Billion ILW      1 @ 100%     $500,000      20.00%              100%      Transatlantic Re - 100%



      9)        N.A. $10 Billion ILW      1 @ 100%     $475,000      19.00%              100%      IPC Re Limited - 100%



     10)        N.A. Property / WCA       1 @ 100%     $420,000       4.20%              100%      Tokio Millenium Re - 100%
                Cat $ 30B ILW



     11)        N.A. Property Cat         1 @ 100%     $950,000      19.00%              100%      Odyssey Re - 100%
                $15B ILW


     12a)       Marine XOL - 1st          1 @ 100%   $1,125,052      22.50%              100%      Lloyd's Synd. 457 (WTK) - 7.5%
                layer [NY]                                                                         Cornhill - 21.5%
                                                                                                   Folksamerica Re - 30%
                                                                                                   Lloyd's Synd. 2 (WHS) - 20%
                                                                                                   Nisshin F & M - 1%
                                                                                                   XL Mid Ocean Re - 20%

     12b)       Marine XOL - 2nd          1 @ 100%     $624,982      12.50%              100%      Lloyd's Synd. 457 (WTK)  - 7.5%
                layer [NY]                                                                         Cornhill - 21.5%
                                                                                                   Folksamerica Re - 30%
                                                                                                   Lloyd's Synd. 2 (WHS) - 20%
                                                                                                   Nisshin F & M - 1%
                                                                                                   XL Mid Ocean Re - 20%

     13)        Single Period Accident               $4,750,000                          100%      Underwriters Reinsurance - 53.75%
                Year Aggregate XOL                                                                 London Life & General - 25%
                (Holborn)                                                                          PMA Reins. - 10%
                                                                                                   Hannover Re - 9%
                                                                                                   E & S Reins. - 2.25%




    14)    Workers' Compensation     1/1/02    12/31/02     Covers Workers'              $50,000,000   $75,000,000
           Cat. XOL (Holborn)        1/1/03    12/31/02     Compensation                 $50,000,000   $75,000,000 Annual Agg Of 50M
                                                            treaty business

    15)    Puerto Rico ILW XOL       7/26/02    7/25/03     Property business subject    $10,000,000   $10,000
                                                            to an Industry Loss of
                                                            USD1.5 Billion


    14)    Workers' Compensation                         $10,000,000                100%      Swiss Re - 81.25%
           Cat. XOL (Holborn)                                                                 Hanover - 15%
                                                                                              E & S Reins. - 3.75%

    15)    Puerto Rico ILW XOL           Nil              $1,250,000     12.50%     100%      ACE Tempest Re - 50%
                                                                                              Renaissance Re - 50%

                                    EXHIBIT E

                            Allocation of Recoveries

1. Recoveries allocable to this contract available under an Inuring Retrocession shall be allocated between the parties in proportion to the losses otherwise recoverable.

2. Any and all loss recoveries and premium adjustments allocable to this contract resulting from triggering the 2002 Holborn cover will be allocated between The St. Paul Companies and Retrocessionaire and its affiliates ("Platinum Re") based on variance from plan and in accordance with the existing methodology shown below.

Variance from plan at an underwriting year level will be the basis for the allocation. The 2000, 2001 and 2002 underwriting year plan loss ratios associated with the 2002 calendar year plan loss ratio will be compared to indicated ultimate loss ratios for the same underwriting years. These indicated ultimate loss ratios are the same ones used to determine if the Holborn cover has been triggered. The 2002 underwriting year must be segmented into three pieces. Namely, that business written on Fire and Marine paper and subject to transfer, that written on Fire and Marine paper and not subject to transfer and that written on Platinum Re paper. The distinction is warranted as the cession to Platinum Re will be net of the Holborn cover. The variance in loss ratio by underwriting year will be multiplied by the respective underwriting year's EP component in the 2002 calendar year. This is the same EP by underwriting year that was used to calculate the total 2002 Holborn Year's EP. This dollar variance will be the basis for determining the distribution to be applied to the total loss recovery and AP. It is in this manner that the total loss recovery and AP attributable to the 2002 Holborn Year will be allocated to underwriting year. To the extent that the recoveries and AP's have been allocated to the 2000 and 2001 underwriting years they will be afforded to The St. Paul Companies. Similarly, the allocation to that part of the 2002 underwriting year pertaining to non-transferred business will also be realized by The St. Paul Companies. The allocation pertaining to business written on The St. Paul paper and transferred will be used in determining the net transferred business that will be ceded to Platinum Re. The remaining allocation associated with 2002 underwriting year business written on Platinum Re paper will inure to the benefit of Platinum Re directly. The margin for the 2002 Holborn cover will be distributed based on earned premium and allocated between The St. Paul Companies and Platinum Re by underwriting year.

                                    EXHIBIT F

                      Allocation of Retrocessional Premiums

1. Ceded premium allocable to this contract will be allocated between the parties and to the underwriting year in proportion to the earned subject premium. Ceding commission will be allocated in the same manner.

2. Reinstatement premium allocable to this contract due in respect of non-proportional Inuring Retrocessions will be allocated between the parties in proportion to the related allocated recoverable losses.

3. Any and all loss recoveries and premium adjustments allocable to this contract resulting from triggering the 2002 Holborn cover will be allocated between The St. Paul Companies and Platinum Re based on variance from plan and in accordance with the existing methodology shown below.

Variance from plan at an underwriting year level will be the basis for the allocation. The 2000, 2001 and 2002 underwriting year plan loss ratios associated with the 2002 calendar year plan loss ratio will be compared to indicated ultimate loss ratios for the same underwriting years. These indicated ultimate loss ratios are the same ones used to determine if the Holborn cover has been triggered. The 2002 underwriting year must be segmented into three pieces. Namely, that business written on Fire and Marine paper and subject to transfer, that written on Fire and Marine paper and not subject to transfer and that written on Platinum Re paper. The distinction is warranted as the cession to Platinum Re will be net of the Holborn cover. The variance in loss ratio by underwriting year will be multiplied by the respective underwriting year's EP component in the 2002 calendar year. This is the same EP by underwriting year that was used to calculate the total 2002 Holborn Year's EP. This dollar variance will be the basis for determining the distribution to be applied to the total loss recovery and AP. It is in this manner that the total loss recovery and AP attributable to the 2002 Holborn Year will be allocated to underwriting year. To the extent that the recoveries and AP's have been allocated to the 2000 and 2001 underwriting years they will be afforded to The St. Paul Companies. Similarly, the allocation to that part of the 2002 underwriting year pertaining to non-transferred business will also be realized by The St. Paul Companies. The allocation pertaining to business written on The St. Paul paper and transferred will be used in determining the net transferred business that will be ceded to Platinum Re. The remaining allocation associated with 2002 underwriting year business written on Platinum Re paper will inure to the benefit of Platinum Re directly. The margin for the 2002 Holborn cover will be distributed based on earned premium and allocated between The St. Paul Companies and Platinum Re by underwriting year.

4. The $10 million of premium payable for 2002 under the Workers Compensation Catastrophe Excess of Loss $50 million excess of $75 million Retrocession Contract will be split $1 million for Platinum Re and $9 million for The St. Paul Companies. Such contract has a feature that states that for certain unfavorable experience on the Whole Account Stop Loss Cover the premium on this cover could reduce by as much as $9 million. In this event the reduction in ceded premium would benefit The St. Paul Companies exclusively. The Platinum Re share would remain at $1 million.

      The contract has a feature that allows the Retrocessionaire to renew the cover if it is in a loss position. In this event the subsequent years' premium will be split in proportion to the losses incurred to the cover.

                                    EXHIBIT G

                              Allocation of Limits

      Available limits under an Inuring Retrocession shall be allocated between the parties in proportion to the losses otherwise recoverable.

                                    EXHIBIT H

                          Form of Retrocedant's Report

Retrocedant will provide the following information separately for each coverage period on a monthly basis:

      a) Transaction listing at assumed policy level showing all revenue items including booked premiums, booked acquisition costs and paid losses entered in Retrocedant's books during the relevant accounting period.

      b) Claims listing at assumed policy level showing loss description, date of loss, paid amount and outstanding case reserve.

      c) Listing of Inuring Retrocession amounts allocated to Retrocessionaire during the relevant accounting period including details of non-proportional Inuring Retrocession premiums and recoverables.

Note 1 relating to (a) and (b): Revenue and reserve amounts will be shown in the accounting currency used by Retrocedant for the purposes of its own books.

Note 2 relating to (a) and (b): Transaction and claims listings will include gross amounts and proportional Inuring Retrocession amounts.

Note 3 relating to (c): Retrocession amounts will be paid to Retrocessionaire only following receipt by Retrocedant. These amounts together with any unpaid amounts that are due to Retrocessionaire but not yet received by Retrocedant will be included in the listing of Inuring Retrocession amounts.

Contracts Effective from IPO close to 12/31/02
All Reserving Classes
Month 1

                               Assumed Results                 Ceded Contract                  Net Account
US$ Equivalents

Premiums written
Change in UPR
Premiums earned

Losses paid
Change in loss reserves
Incurred losses

Original commissions
Brokerage
Other

Total charges

Underwriting result

SP Commissions

UPR's
Case Reserves
Funds Withheld

Contracts Effective from IPO close to 12/31/02
Assumed Results By Revenue Class
Month 1

                                        Reserving Class 1            Reserving Class 2       Reserving Class 3         Total
US$ Equivalents

Premiums written
Change in UPR
Premiums earned

Losses paid
Change in loss reserves
Incurred losses

Original commissions
Brokerage
Other
Total charges

Underwriting result

SP Commissions

UPR's
Case Reserves

Contracts Effective from IPO close to 12/31/02
Assumed Results By Contract

                                      Contract/   Cat     SOA     Premiums   Chg in     Premiums    Losses    Chge In
    Contract/Claim No       Cedant    Claim Des   ID    Pd/ Dol    Written     UPR       Earned      Paid      Case
    -----------------       ------    ---------   ---   -------   --------   ------     --------    ------    -------
US$ Equivalents
Reserving Class 1
    Contract 1
       Claim No 1
    Contract 2
    Contract 3
       Claim No 2
    Contract 4
    Contract 5
    Contract 6
Total Reserving Class 1

Reserving Class 2
    Contract 7
    Contract 8
    Contract 9
    Contract 10
    Contract 11
    Contract 12
Total Reserving Class 2

Reserving Class 3
    Contract 13
    Contract 14
    Contract 15
    Contract 16
    Contract 17
    Contract 18
    Contract 19
    Contract 20
Total Reserving Class 3

Total

                              Incurred                                        Total     U/W                      Funds
    Contract/Claim No          Losses     Commissions    Brokerage    Other    Chgs   Result       UPR    Case    W/H
    -----------------         --------    -----------    ---------    -----   -----   ------       ---    ----   -----
US$ Equivalents
Reserving Class 1
    Contract 1
       Claim No 1
    Contract 2
    Contract 3
       Claim No 2
    Contract 4
    Contract 5
    Contract 6
Total Reserving Class 1

Reserving Class 2
    Contract 7
    Contract 8
    Contract 9
    Contract 10
    Contract 11
    Contract 12
Total Reserving Class 2

Reserving Class 3
    Contract 13
    Contract 14
    Contract 15
    Contract 16
    Contract 17
    Contract 18
    Contract 19
    Contract 20
Total Reserving Class 3

Total

Contracts Effective 1/1/02 to IPO close
All Reserving Classes
Month 1


                                      Assumed Results           Ceded Contract          Net Account
US$ Equivalents

Premiums written
Change in UPR
Premiums earned

Losses paid
Change in loss reserves
Incurred losses

Original commissions
Brokerage
Other
Total charges

Underwriting result

SP Commissions

UPR's
Case Reserves
Funds Withheld

Contracts Effective 1/1/02 to IPO close
Assumed Results By Revenue Class
Month 1


                                        Reserving Class 1            Reserving Class 2       Reserving Class 3
                                                                                                                       Total
US$ Equivalents

Premiums written
Change in UPR
Premiums earned

Losses paid
Change in loss reserves
Incurred losses

Original commissions
Brokerage
Other
Total charges

Underwriting result

SP Commissions

UPR's
Case Reserves

Contracts Effective 1/1/02 to IPO close
Assumed Results By Contract

                                      Contract/   Cat     SOA     Premiums   Chg in     Premiums    Losses    Chge In
    Contract/Claim No       Cedant    Claim Des   ID    Pd/ Dol    Written     UPR       Earned      Paid      Case
    -----------------       ------    ---------   ---   -------   --------   ------     --------    ------    -------
US$ Equivalents
Reserving Class 1
    Contract 1
       Claim No 1
    Contract 2
    Contract 3
       Claim No 2
    Contract 4
    Contract 5
    Contract 6
Total Reserving Class 1

Reserving Class 2
    Contract 7
    Contract 8
    Contract 9
    Contract 10
    Contract 11
    Contract 12
Total Reserving Class 2

Reserving Class 3
    Contract 13
    Contract 14
    Contract 15
    Contract 16
    Contract 17
    Contract 18
    Contract 19
    Contract 20
Total Reserving Class 3

Total

                              Incurred                                        Total     U/W                      Funds
    Contract/Claim No          Losses     Commissions    Brokerage    Other    Chgs   Result       UPR    Case    W/H
    -----------------         --------    -----------    ---------    -----   -----   ------       ---    ----   -----
US$ Equivalents
Reserving Class 1
    Contract 1
       Claim No 1
    Contract 2
    Contract 3
       Claim No 2
    Contract 4
    Contract 5
    Contract 6
Total Reserving Class 1

Reserving Class 2
    Contract 7
    Contract 8
    Contract 9
    Contract 10
    Contract 11
    Contract 12
Total Reserving Class 2

Reserving Class 3
    Contract 13
    Contract 14
    Contract 15
    Contract 16
    Contract 17
    Contract 18
    Contract 19
    Contract 20
Total Reserving Class 3

Total

      Open Claim Report by Broker, Office, Department, UW Year, Primary UW

Company: StPaulRe
Broker: Aon Re. Le Blanc                         Page:                   2 of 30
Office: Los Angeles                              Process Date:             6-May
Dept: International Treaty Marine

                                        UW           Contract       Primary            Cedant             Insured
                Broker                 Year           Number      Underwriter           Name               Name
Aon Re. Le Blanc                       2000        00000123400       LRYAN          Kemper Group      Abacus Corp
Aon Re. Le Blanc                       2000        00000298100       LRYAN       Commercial America   Aztec Properties


Total UW Year: 2000
Total Dept: International Treaty
  Marine
Total Office: Los Angeles
Total Broker Aon Re. Le Blanc

Broker: Global Risk LLC
Office: New York
Dept: International Treaty Marine
Global Risk LLC                        2000        00000123400       KMARI          Kemper Group      Abacus Corp.
Global Risk LLC                        2000        00000298100       KMARI       Commercial America   Aztec Properties


Total UW Year: 2000
Total Dept: International Treaty
  Marine
Total Office: New York
Total Broker Global Risk LLC

                                         Claim            OSR             ACR/DCR            Paid           Incurred
                Broker                   Status          Amount           Amount            Amount           Amount
Aon Re. Le Blanc                          Open          1,500               123              500             2,123
Aon Re. Le Blanc                          Open            100                50               75               225


Total UW Year: 2000                                      1600               173              575             2,348
Total Dept: International Treaty                         1600               173              575             2,348
  Marine
Total Office: Los Angeles                                1600               173              575             2,348
Total Broker Aon Re. Le Blanc                            1600               173              575             2,348

Broker: Global Risk LLC
Office: New York
Dept: International Treaty Marine
Global Risk LLC                           Open            120                30               25               175
Global Risk LLC                           Open             50                10               20                80


Total UW Year: 2000                                       170                40               45               255
Total Dept: International Treaty                          170                40               45               255
  Marine
Total Office: New York                                    170                40               45               255
Total Broker Global Risk LLC                              170                40               45               255

Rpt 2: Report by Office Department, Contract #, Underwriting Year

          Open Claim Report by Office, Department, UW Year, Primary UW

Company: StPaulRe
Office: Los Angeles
Dept: International Treaty Marine                        Page:           2 of 30
UW Year:  2000                                           Process Date:     6-May
Cat Name: 0021 Flood Hail Tornados Wind                  Process Date:     6-May

       UW                 Contract               Primary                  Cedant                 Insured               Claim
      Year                 Number              Underwriter                 Name                    Name                Status
      2000              00000123400               LRYAN          Kemper Group              Abacus Corp                 Open
      2000              00000298100               LRYAN          Commercial America        Aztec Properties            Open

Total Primary Underwriter: LRYAN

      2000              00000123400               KMARI          Kemper Group              Abacus Corp.
      2000              00000298100               KMARI          Commercial America        Aztec Properties

Total Primary Underwriter: KMARI
Total UW Year: 2000
Total Dept: International Treaty Marine
Total Office: Los Angeles

       UW                                      OSR                 ACR/DCR                Paid               Incurred
      Year                                    Amount               Amount                Amount               Amount
      2000                                    1,500                   123                  500                 2,123
      2000                                      100                    50                   75                   225

Total Primary Underwriter: LRYAN               1600                   173                  575                 2,348

      2000                                      120                    30                   25                   175
      2000                                       50                    10                   20                    80

Total Primary Underwriter: KMARI                170                    40                   45                   255
Total UW Year: 2000                            1770                   213                  620                 2,603
Total Dept: International Treaty Marine        1770                   213                  620                 2,603
Total Office: Los Angeles                      1770                   213                  620                 2,603

Rpt 3: Report by Claim, LOB, currency

                 Open Claim Report by Claim Number LOB Currency

Company: StPaulRe                                   Page:                2 of 30
Office: Los Angeles                                 Process Date           6-May
Dept: International Treaty Marine

   Contract         UW        Primary           Claim          Short       Date of      Date                         Cause of
    Number         Year     Underwriter         Number          LOB          Loss     Reported      Injury              Loss
   --------        ----     -----------         ------         -----       -------    --------      ------           --------
00000123400        1998        LRYAN          000927826    Cas-FDLTY       4/9/96      4/9/96      Paraplegic       Derailment
00000123400        1998        LRYAN          000927826    Cas-Environm    4/9/96      4/9/96      Paraplegic       Derailment
00000123400        1998        LRYAN          000927826    Cas-Umb/Cor     4/9/96      4/9/96      Birth Defect     Derailment
00000123400        2000        LRYAN          000927123    Cas-Umb/Cor     3/3/99      3/3/99      Birth Defect     High Winds
00000123400        2001        LRYAN          000929820    Cas-Umb/Cor     5/1/00      5/1/00      Serious Burn     Misc.

Total Dept: International Treaty Marine
Total Office: Los Angeles

   Contract        Claim        Cedant        Insured                   OSR        ACR/DCR        Paid      Incurred
    Number         Status        Name           Name         Ccy      Amount        Amount       Amount       Amont
   --------        ------       ------        -------        ---      ------       -------       ------     --------
00000123400        Open      Kemper Group    Abacus Corp     USD       1,500          123           500
00000123400        Open      Kemper Group                    USD         100           10            30
00000123400        Open      Kemper Group                    USD         200           15            10
00000123400        Open      Kemper Group    Abacus Corp     CAD         500           80            45
00000123400        Open      Kemper Group    Abacus Corp     FRF         800           25            30

Total Dept: International Treaty Marine                                3,100          253           615
Total Office: Los Angeles                                              3,100          253           615

Rpt 4: Catastrophe comparison report (stand alone)

             Catastrophe Report - Incurred Comparison By Acct Period

Company: StPaulRe
Office: Los Angeles                                   Page:              2 of 30
                                                      Process Date:        6-May

             ISO                   Cat              Catastrophe                 Date            Prop Prev
           Cat Code               Year                 Name                     From           Incurred Amt
0013                              2000     0013 Freeze Hail Wind             1/22/2000              200
0021                              2000     0021 Flood Hail Tornados Wind      5/8/2000              100

Total Office: Los Angeles                                                                           300

             ISO                        Prop Curr              Prop           Non Prop Prev       Non Prop Curr         Non Prop
           Cat Code                  Incurred Amount        Tot Change         Incurred Amt       Incurred Amt         Tot Change
0013                                        300                 100                   20                  90                 70
0021                                        130                  30                  140                 160                 20

Total Office: Los Angeles                   430                                      160                 250

Rpt 5: Catastrophe Detail report

                  Cat Report Detail by contract Num, Claim Num

Company: StPaulRe
Office: Los Angeles
Dept: International Treaty Marine                       Page:            2 of 30
Cat Name: 0021 Flood Hail Tornados Wind                 Process Date:      6-May

  Contract        UW       Primary          Claim       Date of    Date      Cause of      Claim         Cedant         Insured
   Number        Year    Underwriter        Number       Loss    Reported      Loss        Status         Name            Name
00000123400      1998      LRYAN          000927826     4/9/86    4/9/86    Derailment      Open      Kemper Group    Abacus Corp.
00000123400      2000      LRYAN          000927123     3/3/89    3/3/89    High Winds      Open      Kemper Group    Abacus Corp.
00000123400      2001      LRYAN          000927826     5/1/00    5/1/00    Misc.           Open      Kemper Group    Abacus Corp.




Total Cat:  0021 Flood Hail Tornados Wind
Total Dept:  International Treaty Marine
Total Office:  Los Angeles

  Contract                                      OSR     ACR/DCR       Paid     Incurred     Contract                   Attach
   Number                                      Amount   Amount       Amount     Amount        Limit      Retention      Point
00000123400                                    29,500     123          500      30,123         23            2
00000123400                                       500      80           45         625         23            3
00000123400                                       800      25           30         875         22            4




Total Cat:  0021 Flood Hail Tornados Wind      30,800     228          575      31,623
Total Dept:  International Treaty Marine       30,800     228          575      31,623
Total Office:  Los Angeles                     30,800     228          575      31,623

Rpt 6:  Catastrophe Summary report

                          Catastrophe Report - Summary

Company:  StPaulRe                                   Page:               1 of 15
Office:  Los Angeles                                 Process Date:     12/8/2001

           ISO           Cat            Catastrophe           Date        Date        OSR       ACR/DCR     Paid     Incurred
        Cat Code        Year               Name               From         To        Amount     Amount     Amount     Amount
0013                    2000    0013 Freeze Hail Wind      1/22/2000    1/22/2000      200        300        100        600
0021                    2000    0021 Flood Hail Tornados    5/8/2000    5/8/2000       100        130         30        260
                                Wind

Total Office: Los Angeles                                                              300        430                   860

St Paul Re                Contract Activity Executive System Generated Quarterly
                                 Summary By Department, Reporting Class, UW Year

User Name: Fernando Maravi
Run Time: 18-May-2002 03:57 AM

                         UW
Reserving Class         Year      Office       Written Premium      Unearned Begin      Unearned End     Earned Premium
---------------         ----      ------       ---------------      --------------      ------------     --------------
Department Group: North American Casualty
First Dollar WC         1984     Morristown                   0                  0                 0                  0

Total for 1984                                                0                  0                 0                  0
First Dollar WC         1985     Morristown                   0                  0                 0                  0

Total for 1985                                                0                  0                 0                  0
First Dollar WC         1986     Morristown                   0                  0                 0                  0

Total for 1986                                                0                  0                 0                  0
First Dollar WC         1996    New York                  2,559                  0                 0              2,559

Total for 1996                                            2,559                  0                 0              2,559
First Dollar WC         1997    New York                116,031                  0                 0            116,031

Total for 1997                                          116,031                  0                 0            116,031
First Dollar WC         1998    New York                144,163                  0                 0            144,163

Total for 1998                                          144,163                  0                 0            144,163
First Dollar WC         1999    Chicago                  -7,995                  0                 0             -7,995
First Dollar WC         1999    New York               -346,522            357,485                 0             10,963

Total for 1999                                         -354,517            357,485                 0              2,968
First Dollar WC         2000    Chicago                  28,807            160,559            37,313            152,053

Total for 2000                                           28,807            160,559            37,313            152,053
First Dollar WC         2001    Chicago                 315,159            222,965           338,571            199,553
First Dollar WC         2001    New York             -1,561,316          2,445,990           132,779            751,895

Total for 2001                                       -1,246,258          2,668,955           471,350            951,447
  Total for First Dollar WC                          -1,309,114          3,186,999           508,663          1,369,222



                               Non Cat Rpt Loss       Tracked Cat Rpt      Total Rpt Loss                            Commi
Reserving Class                      Chng                Loss Chng             Chng                R.L. Ratio         Brok
---------------                ---------------        ---------------      --------------          ----------        -----
Department Group: North American Casualty
First Dollar WC                     -13,163                  0                 -13,163                 0%

Total for 1984                      -13,163                  0                 -13,163                 0%
First Dollar WC                      -1,151                  0                  -1,151                 0%

Total for 1985                       -1,151                  0                  -1,151                 0%
First Dollar WC                     -15,029                  0                 -15,029                 0%

Total for 1986                      -15,029                  0                 -15,029                 0%
First Dollar WC                    -262,308                  0                -262,308            -10252%

Total for 1996                     -262,308                  0                -262,308            -10252%
First Dollar WC                     115,278                  0                 115,278                99%

Total for 1997                      115,278                  0                 115,278                99%
First Dollar WC                      12,779                  0                  12,779                 9%

Total for 1998                       12,779                  0                  12,779                 9%
First Dollar WC                     -17,974                  0                 -17,974              2259%
First Dollar WC                     280,573                  0                 280,573              2559%

Total for 1999                      262,600                  0                 262,600              8847%
First Dollar WC                     110,642                  0                 110,642                73%

Total for 2000                      110,642                  0                 110,642                73%
First Dollar WC                      39,368                  0                  39,368                20%
First Dollar WC                     311,976                  0                 311,976                41%

Total for 2001                      351,344                  0                 351,344                37%
  Total for First Dollar WC         560,991                  0                 560,991                41%

St Paul Re                Contract Activity Executive System Generated Quarterly
                         By Department, Reporting Class, UW Year, Office, Cedant

User Name: Fernando Maravi
Run Time: 18-May-2002 03:57 AM

UW                                            Contract          User Title / Insured                        Written
Year     Cedant                Office         Number            Name                         UWer           Premium
----     ------                ------         --------          --------------------         ----           -------
Department Group: North American Casualty

Reporting Class:  First Dollar WC

  1984   Warwick Ins Co.       Morristown     M00000033U0       70% QUOTA SHARE              JHIGG                   0
Total for Morristown                                                                                                 0

Total for 1984                                                                                                       /

  1985   Warwick Ins Co.       Morristown     M00000033U0       70% QUOTA SHARE              JHIGG                   0
Total for Morristown                                                                                                 0

Total for 1985                                                                                                       /

  1986   Warwick Ins Co.       Morristown     M00000033U0       50% QUOTA SHARE              JHIGG                   0
Total for Morristown                                                                                                 0

Total for 1986                                                                                                       /

  1996   Florida Hospitality   New York       TC961532500       WORKERS' COMP. Q/S           MSMIL               3,603
  1996   Zurich Reinsurance C  New York       TC970319300       WORKERS' COMP.               JBEND              -1,044
Total for New York                                                                                               2,559

Total for 1996                                                                                                   2,559

  1997   Bridgefield Employer  New York       TC970573400       WORKERS' COMP.               MFELD              25,642
  1997   Great American Ins.   New York       00000295400       Deep South WC Quota          MSMIL                   0
  1997   Safety National Cas.  New York       00001056400       Primary Workers' Comp.       ASARI              90,389
Total for New York                                                                                             116,031

Total for 1997                                                                                                 116,031

  1998   Associated Industrie  New York       00000687600       WORKERS                      WDZUG                   0
  1998   Florida Hospitality   New York       TC961532500       WORKERS' COMP. Q/S           MSMIL               1,781
  1998   Great American Ins.   New York       00000295400       Deep South WC Quota          MSMIL                 401
  1998   Safety National Cas.  New York       00001056400       Primary Workers' Comp.       ASARI             205,974
  1998   Zurich Reinsurance C  New York       TC970319300       WORKERS' COMP.               JBEND             -63,992
Total for New York                                                                                             144,163

Total for 1998                                                                                                 144,163

UW                                                                          Earned       Non Cat Rpt    Tracked Cat       Total Rpt
Year     Cedant                               Unearned    Unearned End      Premium       Loss Chng       Rpt Loss          Chng
----     ------                               --------    ------------      -------      -----------    -----------       ---------
Department Group: North American Casualty

Reporting Class:  First Dollar WC

  1984   Warwick Ins Co.                              0              0             0        -13,163              0             -1
Total for Morristown                                  0              0             0        -13,163              0             -1

Total for 1984                                        /              /             /        -13,163              0             -1

  1985   Warwick Ins Co.                              0              0             0         -1,151              0              -
Total for Morristown                                  0              0             0         -1,151              0              -

Total for 1985                                        /              /             /         -1,151              0              -

  1986   Warwick Ins Co.                              0              0             0        -15,029              0             -1
Total for Morristown                                  0              0             0        -15,029              0             -1

Total for 1986                                        /              /             /        -15,029              0             -1

  1996   Florida Hospitality                          0              0         3,603         30,549              0              3
  1996   Zurich Reinsurance C                         0              0        -1,044       -292,857              0            -29
Total for New York                                    0              0         2,559       -262,308              0            -26

Total for 1996                                        0              0         2,559       -262,308              0            -26

  1997   Bridgefield Employer                         0              0        25,642         86,406              0              8
  1997   Great American Ins.                          0              0             0        -15,759              0             -1
  1997   Safety National Cas.                         0              0        90,389         44,630              0              4
Total for New York                                    0              0       116,031        115,278              0             11

Total for 1997                                        0              0       116,031        115,278              0             11

  1998   Associated Industrie                         0              0             0        -80,296              0             -8
  1998   Florida Hospitality                          0              0         1,781         42,439              0              4
  1998   Great American Ins.                          0              0           401         -4,440              0              -
  1998   Safety National Cas.                         0              0       205,974         58,602              0              5
  1998   Zurich Reinsurance C                         0              0       -63,992         -2,897              0              -
Total for New York                                    0              0       144,163         12,779              0              1

Total for 1998                                        0              0       144,163         12,779              0              1

St Paul Re                Contract Activity Executive System Generated Quarterly
                         By Department, Reporting Class, UW Year, Office, Cedant

User Name: Fernando Maravi
Run Time: 18-May-2002 03:57 AM

UW                                            Contract          User Title / Insured                         Written
Year     Cedant                Office         Number            Name                         UWer            Premium
----     ------                ------         -------           --------------------         ----            -------
Department Group: North American Casualty

Reporting Class:  First Dollar WC


  1999   National Interstate   Chicago        00002488700       Hawaii WC QS                 THEIN              -7,995
Total for Chicago (Treaty)                                                                                      -7,995

  1999   Associated Industrie  New York       00000687600       WC                           WDZUG                   0
  1999   Safety National Cas.  New York       00001056400       Primary Workers' Comp.       ASARI            -244,350
  1999   Zurich Reinsurance C  New York       TC970319300       WORKERS' COMP.               JBEND            -102,172
Total for New York                                                                                            -346,522

Total for 1999                                                                                                -354,517

  2000   National Interstate   Chicago        00002488700       Hawaii WC QS                 THEIN              28,807
Total for Chicago (Treaty)                                                                                      28,807

Total for 2000                                                                                                  28,807

  2001   National Interstate   Chicago        00002488700       Hawaii WC QS                 THEIN             226,253
  2001  Safety National Cas.   Chicago        00003670600       Talon W/C Quota Share        KFRY               88,906
Total for Chicago (Treaty)                                                                                     315,159

  2001   Associated Industrie  New York       00000687600       Workers' Comp.               WDZUG          -2,062,720
  2001   Discover Reinsurance  New York       00003978700       Sec B Agg QS                 JGEAR               8,338
  2001   Safety National Cas.  New York       00001056400       Primary Workers' Comp.       ASARI             493,065
Total for New York                                                                                          -1,561,316

Total for 2001                                                                                              -1,246,158

Total for First Dollar WC                                                                                   -1,309,114

UW                                                                              Earned       Non Cat Rpt    Tracked Cat    Total Rpt
Year     Cedant                                   Unearned     Unearned End     Premium       Loss Chng      Rpt Loss         Chng
----     ------                                   --------     ------------     -------      -----------    -----------    ---------
Department Group: North American Casualty

Reporting Class:  First Dollar WC

  1999   National Interstate                            0              0        -7,995        -17,974            0           -1
Total for Chicago (Treaty)                              0              0        -7,995        -17,974            0           -1

  1999   Associated Industrie                           0              0             0       -186,848            0          -18
  1999   Safety National Cas.                     357,485              0       113,135        362,415            0           36
  1999   Zurich Reinsurance C                           0              0      -102,172        105,007            0           10
Total for New York                                357,485              0        10,963        280,573            0           28

Total for 1999                                    357,485              0         2,968        262,600            0           26

  2000   National Interstate                      160,559         37,313       152,053        110,642            0           11
Total for Chicago (Treaty)                        160,559         37,313       152,053        110,642            0           11

Total for 2000                                    160,559         37,313       152,053        110,642            0           11

  2001   National Interstate                      222,965        338,571       110,647         14,162            0            1
  2001  Safety National Cas.                            0              0        88,906         25,206            0            2
Total for Chicago (Treaty)                        222,965        338,571       199,553         39,368            0            3

  2001   Associated Industrie                   2,317,552              0       254,943        122,646            0           12
  2001   Discover Reinsurance                           0              0         8,338              0            0
  2001   Safety National Cas.                     128,327        132,779       488,613        189,330            0           18
Total for New York                              2,445,990        132,779       751,895        311,976            0           31

Total for 2001                                  2,668,955        471,350       951,447        351,344            0           35

Total for First Dollar WC                       3,186,999        508,663     1,369,222        560,991            0           56

                                    EXHIBIT I

                      Allocation of Administrative Expenses

Retrocessionaire shall pay to Retrocedant the "actual cost" to Retrocedant (which shall consist of Retrocedant's direct and reasonable indirect costs), as certified in good faith by Retrocedant. For greater certainty, the parties agree that "actual cost" will include any incremental and out-of-pocket costs incurred by Retrocedant in connection with the administrative services provided hereunder, including the conversion, acquisition and disposition cost of software and equipment acquired for the purposes of providing the services and the cost of establishing requisite systems and data feeds and hiring necessary personnel.

No later than 30 days following the last day of each calendar quarter, Retrocedant shall provide Retrocessionaire with a report setting forth an itemized list of the services provided to Retrocessionaire during such last calendar quarter, in a form agreed to by the parties. Retrocessionaire shall promptly (and in no event later than 30 days after receipt of such report, unless Retrocessionaire is contesting the amount set forth in the report in good faith) pay to Retrocedant by wire transfer of immediately available funds all amounts payable as set forth in such report. Each party will pay all taxes for which it is the primary obligor as a result of the provision of any service under this Agreement; provided, that Retrocessionaire shall be solely responsible for, and shall reimburse Retrocedant in respect of, any sales, gross receipts or transfer tax payable with respect to the provision of any service under this Agreement, and any such reimbursement obligation shall be in addition to Retrocessionaire's obligation to pay for such service.


                                      I-1